SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-86711)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.
 Post-Effective Amendment No. 47    [X]
and
REGISTRATION STATEMENT (No. 811-3855)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 47 [X]
Fidelity Advisor Series VIII
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-570-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (             ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (X) on (February 28, 1998) pursuant to paragraph (a)(1) of Rule 485. ( ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (             ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY ADVISOR INTERNATIONAL FUNDS
CLASS A, CLASS T, CLASS B, & CLASS C PROSPECTUS

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................     COVER PAGE

2     A      ..............................     EXPENSES

      B, C   ..............................     *

3     A      ..............................     *

      B      ..............................     *

      C      ..............................     PERFORMANCE; APPENDIX B

      D      ..............................     COVER PAGE; PERFORMANCE

4     A      I.............................     CHARTER

             II...........................      INVESTMENT PRINCIPLES AND RISKS

      B      ..............................     INVESTMENT PRINCIPLES AND RISKS

      C      ..............................     WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES
                                                AND RISKS

5     A      ..............................     CHARTER

      B      I.............................     COVER PAGE; CHARTER

             II...........................      CHARTER; BREAKDOWN OF EXPENSES

             III..........................      EXPENSES; BREAKDOWN OF EXPENSES

      C      ..............................     CHARTER

      D      ..............................     CHARTER; BREAKDOWN OF EXPENSES

      E      ..............................     CHARTER; BREAKDOWN OF EXPENSES

      F      ..............................     EXPENSES

      G      I..............................    CHARTER

             II..............................   *

      5A     ..............................     *

6     A      I.............................     CHARTER

             II...........................      HOW TO BUY SHARES; HOW TO SELL SHARES; INVESTOR
                                                SERVICES; TRANSACTION DETAILS; EXCHANGE
                                                RESTRICTIONS; SALES CHARGE REDUCTIONS AND WAIVERS

             III..........................      CHARTER

      B      .............................      CHARTER

      C      ..............................     TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

      D      ..............................     WHO MAY WANT TO INVEST

      E      ..............................     COVER PAGE; HOW TO BUY SHARES; HOW TO SELL
                                                SHARES; INVESTOR SERVICES; SALES CHARGE REDUCTIONS
                                                AND WAIVERS

      F, G   ..............................     DIVIDENDS, CAPITAL GAINS, AND TAXES

      H      ..............................     WHO MAY WANT TO INVEST

7     A      ..............................     COVER PAGE; CHARTER

      B      ..............................     EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

      C      ..............................     SALES CHARGE REDUCTIONS AND WAIVERS

      D      ..............................     HOW TO BUY SHARES

      E      ..............................     BREAKDOWN OF EXPENSES; TRANSACTION DETAILS

      F      ..............................     EXPENSES; BREAKDOWN OF EXPENSES

8            ..............................     HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                                DETAILS; EXCHANGE RESTRICTIONS

9            ..............................     *


* Not Applicable


FIDELITY ADVISOR
INTERNATIONAL FUNDS
CLASS A, CLASS T, CLASS B,

AND CLASS C
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of a fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated
   February 28, 1998    . The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site
(http:   /    /www.sec.gov). The SAI is incorporated herein by
reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Distributors Corporation (FDC), 82 Devonshire Street, Boston, MA 02109, or your investment professional.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY
INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
EMERGING MARKETS INCOME MAY INVEST SIGNIFICANTLY IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
AINT-pro-   0298
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation by investing in securities of foreign issuers.
FIDELITY ADVISOR OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities.
FIDELITY ADVISOR EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
PROSPECTUS
   FEBRUARY 28, 1998    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109


CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES EACH CLASS'S SALES CHARGE (LOAD) AND ITS YEARLY
                                         OPERATING EXPENSES.

                                         FINANCIAL HIGHLIGHTS A SUMMARY OF EACH FUND'S FINANCIAL DATA.

                                         PERFORMANCE HOW EACH FUND HAS DONE OVER TIME.

THE FUNDS IN DETAIL                      CHARTER HOW EACH FUND IS ORGANIZED.

                                         INVESTMENT PRINCIPLES AND RISKS EACH FUND'S OVERALL APPROACH
                                         TO INVESTING.

                                         BREAKDOWN OF EXPENSES HOW OPERATING COSTS ARE CALCULATED
                                         AND WHAT THEY INCLUDE.

YOUR ACCOUNT                             TYPES OF ACCOUNTS DIFFERENT WAYS TO SET UP YOUR ACCOUNT,
                                         INCLUDING TAX-SHELTERED RETIREMENT PLANS.

                                         HOW TO BUY SHARES OPENING AN ACCOUNT AND MAKING ADDITIONAL
                                         INVESTMENTS.

                                         HOW TO SELL SHARES TAKING MONEY OUT AND CLOSING YOUR ACCOUNT.

                                         INVESTOR SERVICES SERVICES TO HELP YOU MANAGE YOUR ACCOUNT.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS SHARE PRICE CALCULATIONS AND THE TIMING OF
                                         PURCHASES AND REDEMPTIONS.

                                         EXCHANGE RESTRICTIONS

                                         SALES CHARGE REDUCTIONS AND WAIVERS

                                         APPENDIX A

                                         APPENDIX B


   KEY FACTS


WHO MAY WANT TO INVEST
Class A, Class T, Class B, and Class C shares are offered to investors who engage an investment professional for investment advice.
The funds may be appropriate for investors who want to pursue their investment goals in markets outside the United States. By including international investments in your portfolio you can achieve additional diversification and participate in growth opportunities around the world.
International Capital Appreciation and Overseas are diversified funds. Emerging Markets Income is a non-diversified fund. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
International Capital Appreciation is designed for investors who seek capital appreciation from investments around the world. Overseas is designed for investors who seek long-term growth of capital primarily from investments in foreign securities. Each fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns.
Emerging Markets Income is designed for investors who want high current income with some potential for capital growth from a portfolio of debt instruments with a focus on lower-quality debt securities. The fund may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt securities, including defaulted securities.
The value of each fund's investments and, as applicable, the income they generate, will vary from day to day, and generally reflect changes in market conditions, interest rates and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Bond values fluctuate based on changes in interest rates and the credit quality of the issuer, and may be subject to prepayment risk, which can limit their price appreciation potential in periods of declining interest rates. Over time, however, stocks, although more volatile, have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge and pay a 12b-1 fee. Class A and Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B and Class C shares do not have a front-end sales charge, but do have a CDSC, and pay a 12b-1 fee. Institutional Class shares have no sales charge and do not pay a 12b-1 fee, but are available only to certain types of investors. See "Sales Charge Reductions and Waivers," page , for Institutional Class eligibility information. You may obtain more information about Institutional Class shares, which are not offered through this prospectus, by calling 1-800-843-3001 or from your investment professional.
The performance of one class of shares of a fund may be different from the performance of another class of shares of the same fund because of different sales charges and class expenses. Contact your investment professional to discuss which class is appropriate for you.
In determining which class of shares is appropriate for you, you should consider, among other factors, the amount you plan to invest, the length of time you intend to hold your shares, your eligibility for a sales charge waiver or reduction, and the package of services provided to you by your investment professional and the overall costs of those services.
In general, Class A shares have higher costs than Class T over a short holding period because Class A shares have a higher front-end sales charge, and Class A shares have lower costs than Class T shares over a longer holding period because Class A shares have lower 12b-1 fees. If you are planning to invest a significant amount either at one time or through a regular investment program, you should consider the reduced front-end sales charges available on Class A and Class T shares. If you are eligible for a front-end sales charge waiver on a purchase of both Class A and Class T shares, Class A shares generally will have lower costs than Class T shares because Class A shares have lower 12b-1 fees. However, you should evaluate the overall costs of purchasing Class A shares or Class T shares in the context of the package of services provided to you by your investment professional. See "Transaction Details," page , and "Sales Charge Reductions and Waivers," page , for sales charge reduction and waiver information.
If you prefer not to pay a front-end sales charge, you should consider Class B or Class C shares. While Class B and Class C shares are subject to higher ongoing costs than Class A or Class T shares, in general because of their higher 12b-1 fees, Class B and Class C shares are sold with a CDSC instead of a front-end sales charge so your entire purchase amount is immediately invested. In general, Class B shares have higher costs than Class C shares over a short holding period because Class B shares have a higher CDSC that declines over six years, and Class B shares have lower costs than Class C shares over a longer period because Class B shares convert to Class A shares after seven years. Please note that purchase amounts of more than $250,000 will not be accepted for Class B shares, that purchase
amounts of more than $1,000,000    generally     will not be accepted
for Class C shares, and that Class A or Class T shares may have lower costs for investments that qualify for a front-end sales charge
reduction or waiver.    See "How to Buy Shares," page 20, for more
information on the maximum purchase amount for Class C shares.     If
you sell your Class B shares within six years, you will normally pay a CDSC that varies depending on how long you have held your shares. If you sell your Class C shares within one year, you will normally pay a 1.00% CDSC. See "Transaction Details," page , for CDSC schedules and related information. Class B shares will automatically convert to Class A shares after a holding period of seven years. Class C shares do not convert to another class of shares. See "Transaction Details," page , for conversion information.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower front-end sales charges may be available with purchases of $50,000 or more. See "Transaction Details," page , for an explanation of how and when these charges apply.
A CDSC is imposed on Class B shares only if you redeem Class B shares within six years of purchase. A CDSC is imposed on Class C shares only if you redeem Class C shares within one year of purchase. See "Transaction Details," page , for information about the CDSC.
      CLASS A         CLASS T         CLASS B         CLASS C




MAXIMUM SALES CHARGE (AS A % OF OFFERING PRICE) ON PURCHASES OF
INTERNATIONAL CAPITAL APPRECIATION AND OVERSEAS (THE EQUITY FUNDS)   5.75%         3.50%         NONE         NONE






MAXIMUM SALES CHARGE (AS A % OF OFFERING PRICE) ON PURCHASES
OF EMERGING MARKETS INCOME (THE BOND FUND)                           4.75%         3.50%         NONE         NONE




MAXIMUM CDSC (AS A % OF THE LESSER OF             NONE[A]         NONE[A]         5.00%[B]         1.00%[C]
ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS)




SALES CHARGE ON REINVESTED DISTRIBUTIONS   NONE         NONE         NONE         NONE




ANNUAL ACCOUNT MAINTENANCE FEE   $12.00          $12.00          $12.00          $12.00
(FOR ACCOUNTS UNDER $2,500)


[A] A CDSC OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A AND CLASS T SHARES ON WHICH A FINDER'S FEE WAS PAID. SEE "TRANSACTION DETAILS," PAGE .
[B] DECLINES OVER 6 YEARS FROM 5.00% TO 0%.
[C] ON CLASS C SHARES REDEEMED WITHIN 1 YEAR OF PURCHASE.
ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company
(FMR) that, for Overseas, varies based on performance. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. 12b-1 fees for Class A, Class T, Class B, and Class C include a distribution fee and, for Class B and Class C, a shareholder service fee. Distribution fees are paid by each class of each fund to FDC for services and expenses in connection with the distribution of the applicable class's shares. Shareholder service fees are paid by Class B and Class C of the funds to FDC for services and expenses in connection with providing personal service to and/or maintenance of Class B and Class C shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc., due to 12b-1 fees.
Each class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following figures are based on estimated or historical expenses, adjusted to reflect current fees, of each class of each fund and are calculated as a percentage of average net assets of the applicable class of each fund.



                    OPERATING EXPENSES        CLASS A            CLASS T            CLASS B              CLASS C

   INTERNATIONAL
CAPITAL             MANAGEMENT FEE               %[A]                   %[A]               %[A]                  %[A]
   APPRECIATION

                    12B-1 FEE (INCLUDING
                 0.25% SHAREHOLDER SERVICE
                 FEE FOR CLASS B               0.25%              0.50%              1.00%                1.00%
                    AND CLASS C SHARES)

                    OTHER EXPENSES             ___%[A]            ___%[A]            ___%[A]              ___%[A]

                    TOTAL OPERATING
                 EXPENSES                            %                   %                  %                    %

   OVERSEAS         MANAGEMENT FEE                   %                   %                                       %[A]

                    12B-1 FEE (INCLUDING
                 0.25% SHAREHOLDER SERVICE
                 FEE FOR CLASS B               0.25%              0.50%              1.00%                1.00%
                    AND CLASS C SHARES)

                    OTHER EXPENSES             ____%              ___%               ___%                 ___%[A]

                    TOTAL OPERATING
                 EXPENSES                              %                 %                  %                    %

   EMERGING
MARKETS
INCOME              MANAGEMENT FEE                     %                 %                  %                   %[A]

                    12B-1 FEE (INCLUDING
                 0.25% SHAREHOLDER SERVICE
                 FEE FOR CLASS B               0.15%              0.25%              0.90%                1.00%
                    AND CLASS C SHARES)

                    OTHER EXPENSES             ___%               ___%               ___%                 ___%[A]

                    TOTAL OPERATING
                 EXPENSES                             %                  %                  %                   %


   [A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.
A portion of the brokerage commissions that    certain of the
funds     pay is used to reduce fund expenses. In addition,
   certain     fund   s     ha   ve     entered        into
arrangements with    their     custodian and transfer agent whereby
credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table
   above     for the applicable class would have been:

                                    CLASS A            CLASS T           CLASS B

   OVERSEAS                                 %                 %                %

   EMERGING MARKETS INCOME                  %                 %                %


   EXPENSE TABLE EXAMPLE:     You would pay the following amount in
total expenses on a $1,000 investment, assuming a 5% annual return and either (1) full redemption or (2) no redemption at the end of each time period. Total expenses shown below include your shareholder transaction expenses, such as the maximum front-end sales charge or CDSC, as applicable, and a class's annual operating expenses.



                                       FULL REDEMPTION                                           NO REDEMPTION

                                       CLASS A        CLASS T        CLASS B        CLASS C   CLASS B         CLASS C

   INTERNATIONAL
CAPITAL
APPRECIATION        1 YEAR             $              $              $  [A]         $ [A]        $            $

                    3 YEARS            $              $              $   [A]        $            $            $

   OVERSEAS         1 YEAR             $              $              $  [A]         $ [A]        $            $

                    3 YEARS            $              $              $   [A]        $            $            $

                    5 YEARS            $              $              $   [A]        $            $            $

                    10 YEARS[B]        $              $              $              $            $            $

   EMERGING
MARKETS
INCOME              1 YEAR             $              $              $   [A]        $ [A]        $            $

                    3 YEARS            $              $              $  [A]         $            $            $

                    5 YEARS            $              $              $   [A]        $            $            $

                    10 YEARS[B]        $              $              $              $            $            $


[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.
[B] REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER
SEVEN YEARS.
THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY. FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of each fund to the extent that total operating expenses, as a percentage of their respective average net assets, exceed the following rates:



                  CLASS A   EFFECTIVE         CLASS T   EFFECTIVE         CLASS B   EFFECTIVE         CLASS C   EFFECTIVE
                            DATE                        DATE                        DATE                        DATE

INTERNATIONAL
CAPITAL
APPRECIATION       2.00%    11/1/97            2.25%    11/1/97            2.75%    11/1/97            2.75%    11/1/97

OVERSEAS           1.55%    11/1/97            1.80%    11/1/97            2.30%    11/1/97            2.30%    11/1/97

EMERGING MARKETS
INCOME             1.40%    8/30/96            1.50%    3/10/94            2.15%    1/1/96             2.25%    11/1/97


If these agreements were not in effect, other expenses and total operating expenses, as a percentage of average net assets, would have been the following amounts:



                   OTHER EXPENSES                         TOTAL OPERATING EXPENSES

                CLASS A  CLASS T  CLASS B  CLASS C[A]  CLASS A  CLASS T  CLASS B        CLASS C[A]

   INTERNATIONAL
CAPITAL
APPRECIATION[A] %         %        %        %           %       %        %            %

   OVERSEAS     %         %        %        %           %       %        %            %

   EMERGING
MARKETS INCOME  %         %        %        %           %       %        %            %


[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.
(dagger) TOTAL OPERATING EXPENSES WERE LESS THAN THE VOLUNTARY EXPENSE CAPS SHOWN IN THE FIRST TABLE ABOVE.
Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.
FINANCIAL HIGHLIGHTS
The financial highlights tables    that follow     for Overseas
contain annual information which has been audited by
   ____________    , independent accountants.    The financial
highlights tables that follow for Emerging Markets Income contain annual information which has been audited by ____________, independent
accountants.     The funds' financial highlights, financial
statements, and reports of the auditors are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact FDC or your investment professional
for a free copy of an Annual Report or the SAI.    Class C of each
fund commenced operations on November 3, 1997. International Capital Appreciation commenced operations on November 3, 1997.

    [FINANCIAL HIGHLIGHTS TABLES TO FOLLOW}


PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN and/or
YIELD.
For Overseas, the fiscal year runs from November 1 to October 31. For Emerging Markets Income, the fiscal year runs from January 1 to December 31. The tables below show the performance of each class of Overseas and Emerging Markets Income over past fiscal years. The charts in Appendix B, beginning on page , present calendar year performance for each class of Overseas and Emerging Markets Income compared to different measures, including a competitive funds average. Performance history will be available for each class of International Capital Appreciation after the fund has been in operation for six months.
CLASS A





      AVERAGE ANNUAL TOTAL RETURN[   D    ]   CUMULATIVE TOTAL RETURN[D]




                    PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND   +       PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND   +

OVERSEAS - CLASS
A[B]                %             %              %                      %             %              %

OVERSEAS - CLASS A
(LOAD ADJ.)[A][B]   %             %              %                      %             %              %

EMERGING MARKETS
INCOME - CLASS A[C] %             N/A            %                      %             N/A            %

EMERGING MARKETS
INCOME - CLASS A    %             N/A            %                      %             N/A            %
(LOAD ADJ.)[A][C]


CLASS T





      AVERAGE ANNUAL TOTAL RETURN[D]    CUMULATIVE TOTAL RETURN[D]




                    PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND   +       PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND   +

OVERSEAS - CLASS
T[B]                %             %              %                      %             %              %

OVERSEAS - CLASS T
(LOAD ADJ.)[A][B]   %             %              %                      %             %              %

EMERGING MARKETS
INCOME - CLASS T[C] %             N/A            %                      %             N/A            %

EMERGING MARKETS
INCOME - CLASS T    %             N/A            %                      %             N/A            %
(LOAD ADJ.)[A][C]


CLASS B





      AVERAGE ANNUAL TOTAL RETURN[D]   CUMULATIVE TOTAL RETURN[D]


                   PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND   +       PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND   +


OVERSEAS - CLASS
B[B]                  %            %               %                    %              %             %

OVERSEAS - CLASS B
(LOAD ADJ.)[A][B]     %            %               %                    %              %             %

EMERGING MARKETS
INCOME - CLASS B[C]   %             N/A            %                    %              N/A           %

EMERGING MARKETS
INCOME - CLASS B      %             N/A            %                     %             N/A           %
(LOAD ADJ.)[A][C]

CLASS C





      AVERAGE ANNUAL TOTAL RETURN[D]   CUMULATIVE TOTAL RETURN[D]


                    PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND   +       PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND   +


OVERSEAS - CLASS
C[B]                  %              %             %                      %              %              %

OVERSEAS - CLASS C
(LOAD ADJ.)[A][B]     %              %             %                      %              %              %

EMERGING MARKETS
INCOME - CLASS C
    [C]               %               N/A          %                      %               N/A           %

EMERGING MARKETS
INCOME - CLASS C      %               N/A          %                      %               N/A           %
(LOAD ADJ.)[A][C]

    +     LIFE OF FUND FIGURES ARE FROM COMMENCEMENT OF OPERATIONS
(APRIL 23, 1990 FOR OVERSEAS AND MARCH 10, 1994 FOR EMERGING MARKETS
INCOME).
 [A] LOAD ADJUSTED RETURNS INCLUDE THE EFFECT OF PAYING CLASS A'S
MAXIMUM FRONT-END SALES CHARGE    OF     5.75%    FOR     OVERSEAS AND
4.75%    FOR     EMERGING MARKETS INCOME.    LOAD ADJUSTED RETURNS
INCLUDE THE EFFECT OF PAYING CLASS T'S MAXIMUM FRONT-END SALES CHARGE OF 3.50% FOR EACH FUND.
 CLASS B'S AND CLASS C'S CDSC INCLUDED IN THE TOTAL RETURN FIGURES ARE CALCULATED PURSUANT TO THE CDSC INFORMATION FOUND ON PAGE .
 [B]PERIOD ENDED    OCTOBER 31, 1997.
 [C]PERIOD ENDED    DECEMBER 31, 1997.
 [D] INITIAL OFFERING OF CLASS A OF OVERSEAS AND EMERGING MARKETS INCOME TOOK PLACE ON SEPTEMBER 3, 1996. CLASS A RETURNS PRIOR TO SEPTEMBER 3, 1996 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.50% (0.65% PRIOR TO JANUARY 1, 1996) FOR OVERSEAS AND 0.25% FOR EMERGING MARKETS INCOME. IF CLASS A'S 12B-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO SEPTEMBER 3, 1996 WOULD HAVE BEEN HIGHER.
 INITIAL OFFERING OF CLASS B OF OVERSEAS TOOK PLACE ON JULY 3, 1995. CLASS B RETURNS PRIOR TO JULY 3, 1995 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.65%. IF CLASS B'S 12B-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO JULY 3, 1995 WOULD HAVE BEEN LOWER.
 INITIAL OFFERING OF CLASS B OF EMERGING MARKETS INCOME TOOK PLACE ON JUNE 30, 1994. CLASS B RETURNS PRIOR TO JUNE 30, 1994 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.25%. IF CLASS B'S 12B-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO JUNE 30, 1994 WOULD HAVE BEEN LOWER.
    INITIAL OFFERING OF     CLASS C OF OVERSEAS TOOK PLACE ON NOVEMBER
3, 1997. CLASS C RETURNS FROM    OCTOBER 31, 1997     THROUGH JULY 3,
1995 ARE THOSE OF CLASS B WHICH REFLECT A 12B-1 FEE OF 1.00%. CLASS C RETURNS PRIOR TO JULY 3, 1995 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.65%. IF CLASS C'S 12B-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO JULY 3, 1995 WOULD HAVE BEEN LOWER.
    INITIAL OFFERING OF CLASS C     OF EMERGING MARKETS INCOME TOOK
PLACE ON NOVEMBER 3, 1997. CLASS C RETURNS PRIOR TO    NOVEMBER 3,
1997     THROUGH JUNE 30, 1994 ARE THOSE OF CLASS B WHICH REFLECT A
12B-1 FEE OF 0.90% (1.00% PRIOR TO JANUARY 1, 1996). CLASS C RETURNS PRIOR TO JUNE 30, 1994 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.25%. IF CLASS C'S 12B-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS
PRIOR TO NOVEMBER 3, 1997 THROUGH    DECEMBER 3    1, 199   5     AND
PRIOR TO JUNE 30, 1994 WOULD HAVE BEEN LOWER.
The exclusion of any applicable sales charge from a performance calculation produces a higher return.
If FMR had not reimbursed certain class expenses during these periods, total returns would have been lower.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual and cumulative total returns usually will include the effect of paying the maximum applicable sales charge.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
This difference may be significant for a fund whose investments are denominated in foreign currencies.
In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
THE COMPETITIVE FUNDS AVERAGES are the Lipper International Funds Average and the Lipper Emerging Markets Debt Funds Average for Overseas and Emerging Markets Income, respectively. As of the
applicable    fiscal year     end, the averages reflected the
performance of    __     and    __     mutual funds with similar
investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads. J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS is a market capitalization weighted total return index of U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets.
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE(registered trademark)) INDEX is a market capitalization weighted, unmanaged index of over 1,000 foreign stocks.
Unlike each class's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
Each class of Overseas and International Capital Appreciation may quote its adjusted net asset value including all distributions paid. This value may be averaged over specified periods and may be used to calculate a class's moving average.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, please contact your investment professional or, if you are investing through a broker-dealer or insurance representative, call 1-800-522-7297 or, if you are investing through a bank representative, call 1-800-843-3001. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. International Capital Appreciation and Overseas are diversified funds, and Emerging Markets Income is a non-diversified fund of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust on September 22, 1983.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles each fund's business affairs and, with the assistance of foreign affiliates, chooses each fund's investments.
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England serves as a sub-adviser for each fund. (small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan serves as a sub-adviser for each fund. (small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda serves as a sub-adviser for each fund. (small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England serves as a sub-adviser for each fund.
(small solid bullet) Fidelity Investment Japan Limited (FIJ), in Tokyo, Japan serves as a sub-adviser for each fund.
As of    December 31, 1997    , FMR advised funds having
approximately    __     million shareholder accounts with a total
value of more than $   ___     billion.
John Carlson is Vice President and manager of Advisor Emerging Markets Income, which he has managed since June 1995. He also manages several other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was Executive Director of emerging markets at Lehman Brothers International from 1992 through 1995.
Richard Mace, Jr. is Vice President and manager of Advisor Overseas, which he has managed since March 1996. He also manages several other Fidelity funds and serves as a group leader of the international funds. Since joining Fidelity in 1987, Mr. Mace has worked as a manager and analyst.
Kevin McCarey is Vice President and manager of Advisor International Capital Appreciation, which he has managed since inception. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. McCarey has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
   FDC     distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for each class of
   each     fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL), is the parent company of FIIA, FIJ, and FIIA(U.K.)L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
   As of January 31, 1997, approximately ____% and ____% of each of [NAME OF FUND]'s and [NAME OF FUND]'s total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s].]
   As of Janaury 31, 1997, approximately ____% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; and approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER].]

FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
International funds offer the potential for diversification by spreading investments among securities of different countries and geographic regions.
FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings.
The value of the funds' investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate based on changes in interest rates, market conditions, other economic and political news, and on the bonds' quality and maturity. In general, bond prices rise when interest rates fall, and fall when interest rates rise. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets. Also, because many of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's exposure to any currency.
FMR may use various investment techniques to hedge a portion of    a
    fund   's     risks, but there is no guarantee that these
strategies will work as FMR intends. When you sell your shares, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment
strategy. The fund   s     may invest in short-term debt securities
and money market instruments for cash management purposes. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation by investing in securities of foreign issuers. FMR normally invests at least 65% of the fund's total assets in these securities. The fund may also invest in U.S. issuers.
The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, expects to invest primarily in equity securities, but may also invest in debt securities of any quality.
In general, International Capital Appreciation Fund is more aggressive than Overseas Fund and may have greater investments in securities of emerging market issuers.
OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities. FMR normally invests at least 65% of the fund's total assets in these securities. The fund may also invest in U.S. issuers.
The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, expects to invest primarily in equity securities, but may also invest in debt securities of any quality.
EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
FMR normally invests at least 65% of the fund's total assets in debt securities and other instruments of emerging market issuers. Countries with emerging markets include countries (i) that have an emerging stock market, as defined by the International Finance Corporation,
(ii) with low- to middle-income economies, according to the World Bank, or (iii) that are listed in World Bank publications as "developing."
The fund emphasizes countries with relatively low gross national product per capita compared to the world's major economies, and with the potential for rapid economic growth. The fund's strategy currently tends to lead to investments in Latin America and, to a lesser extent, Asia, Africa, and emerging European nations. There are relatively few
issuers in these markets, which may result in the fund   's     being
highly concentrated in a small number of government issuers. There is no limit on investments in any one region, country, or currency, although the fund normally invests in at least three different countries.
The fund may also invest a portion of its assets in common and preferred stocks of emerging markets issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers. Although the fund may invest up to 35% of its total assets in these securities, FMR does not currently anticipate that these investments will exceed approximately 20% of the fund's total assets. Though common and preferred stocks and convertible securities present the possibility for significant capital appreciation over the long-term, they may fluctuate dramatically in the short-term and entail a high degree of risk.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call your investment professional.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, each of International Capital Appreciation and Overseas may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies. DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for, or to sell these securities.
The tables on pages    14     and    15     provide a summary of
ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the
fiscal year ended 199   7    , and are presented as a percentage of
total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings. EMERGING MARKETS INCOME

   FISCAL YEAR ENDED DECEMBER 31, 1997 DEBT HOLDINGS, BY RATING
MOODY'S     S & P
 (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
 RATING  AVERAGE OF RATING AVERAGE OF
   TOTAL INVESTMENTS  TOTAL INVESTMENTS
INVESTMENT GRADE
HIGHEST QUALITY AAA % AAA %
HIGH QUALITY AA % AA %
UPPER-MEDIUM GRADE A % A %
MEDIUM GRADE BAA % BBB %
LOWER QUALITY
MODERATELY SPECULATIVE BA % BB %
SPECULATIVE B % B %
HIGHLY SPECULATIVE CAA  CCC
POOR QUALITY CA % CC %
LOWEST QUALITY, NO INTEREST C  C
IN DEFAULT, IN ARREARS --  D    %
REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS. THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT
RATED BY MOODY'S OR S&P AMOUNTED TO    ___    % OF
THE FUND'S INVESTME   N    TS. THIS PERCENTAGE MAY INCLUDE SECURITIES
RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES. UNRATED LOWER-QUALITY SECURITIES
AMOUNTED TO    ____    % OF THE FUND'S INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
OVERSEAS

   FISCAL YEAR ENDED OCTOBER 31, 1997 DEBT HOLDINGS, BY RATING
MOODY'S     S & P
 (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
 RATING  AVERAGE OF RATING AVERAGE OF
   TOTAL INVESTMENTS  TOTAL INVESTMENTS
INVESTMENT GRADE
HIGHEST QUALITY AAA % AAA %
HIGH QUALITY AA % AA %
UPPER-MEDIUM GRADE A % A %
MEDIUM GRADE BAA % BBB %
LOWER QUALITY
MODERATELY SPECULATIVE BA % BB %
SPECULATIVE B % B %
HIGHLY SPECULATIVE CAA  CCC
POOR QUALITY CA % CC %
LOWEST QUALITY, NO INTEREST C  C
IN DEFAULT, IN ARREARS --  D    %
REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT
RATED BY MOODY'S OR S&P AMOUNTED TO    ___    % OF
THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES. UNRATED LOWER-QUALITY SECURITIES
AMOUNTED TO    ___    % OF THE FUND'S INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
RESTRICTIONS: For International Capital Appreciation and Overseas, purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's
Investors Service    (Moody's)     or rated in the equivalent
categories by Standard & Poor's    (S&P)    , or is unrated but judged
to be of equivalent quality by FMR. Each of International Capital Appreciation and Overseas currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks in addition to those generally associated with foreign investing. The extent of economic development, political stability, and market depth varies widely in comparison to more developed markets. Emerging market economies may be subject to greater social, economic, and political uncertainties or may be based on only a few industries. All of these factors can make emerging market securities more volatile and potentially less liquid than domestic securities. AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: With respect to 75% of its total assets, each of International Capital Appreciation and Overseas may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies. Emerging Markets Income is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in any issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation. OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities.
EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
With respect to 75% of its total assets, each of International Capital Appreciation and Overseas may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page 17.
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee for each of International Capital Appreciation and Emerging Markets Income is calculated by adding a group fee rate to an individual fund
fee rate, and multiplying the result by    each     fund's average net
assets. For Overseas, the fee is calculated by taking a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the EAFE Index.
The basic fee rate (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for International Capital Appreciation and Overseas or 0.37% for Emerging Markets Income, and it drops as total assets under management increase.
The performance adjustment rate is calculated monthly by comparing Overseas's performance to that of the EAFE Index over the most recent 36-month period. The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
For the purposes of calculating the performance adjustment for Overseas, the fund's investment performance will be based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.
The following table states the management fee rates for Overseas and
Emerging Markets Income for the fiscal year ended 199   7    , and the
estimated management fee rate for International Capital Appreciation.

                                                  GROUP FEE
          INDIVIDUAL
            TOTAL MANAGEMENT
                                                  RATE                FUND FEE RATE          FEE RATE

   INTERNATIONAL CAPITAL APPRECIATION[A]                   %                     %                       %

   OVERSEAS[B]                                             %                     %                       %

   EMERGING MARKETS INCOME                                 %                     %                       %


[A] ESTIMATED
[B] THE BASIC FEE RATE FOR THE FISCAL YEAR ENDED 199   7     WAS
   __    % FOR OVERSEAS.
FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ and FIIA. FIIA in turn has a sub-advisory agreement with FIIA(U.K.)L. These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice. The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
For the fiscal year ended 199   7    , FMR, on behalf of Overseas
and Emerging Markets Income    , paid FMR U.K., FMR Far East, FIIA   ,
and FIJ     fees equal to less than    __%, __%, __% and __%,
respectively,     of the fund's average net assets.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for each class of each fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for each class of each fund, and maintains the general accounting records and administers the securities lending program for
each fund. For the fiscal year ended 199   7    , transfer agency and
pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.



                                                                                                         PRICING AND
                                    TRANSFER AGENCY FEES PAID BY                                        BOOKKEEPING
                                                                                                        FEES PAID BY

                                    CLASS A         CLASS T          CLASS B          CLASS C            FUND

   OVERSEAS                          %               %                %                     N/A
                                                                                                      %

   EMERGING MARKETS INCOME           %               %                %                %
                                                                                                     %


Class A shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class A of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class A shares. Class A of International Capital Appreciation, Overseas, and Emerging Markets Income may pay FDC a distribution fee at an annual rate of 0.75%, 0.75%, and 0.40%, respectively, of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A of International Capital Appreciation, Overseas, and Emerging Markets Income currently pays FDC a monthly distribution fee at an annual rate of 0.25%, 0.25%, and 0.15%, respectively, of its average net assets throughout the month. Class A distribution fee rates may be increased only when the Trustees believe that it is in the best interests of Class A shareholders to do so.
Class T shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class T of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class T shares. Class T of International Capital Appreciation, Overseas, and Emerging Markets Income may pay FDC a distribution fee at an annual rate of 0.75%, 0.65%, and 0.40%, respectively, of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T of International Capital Appreciation, Overseas, and Emerging Markets Income currently pays FDC a monthly distribution fee at an annual rate of 0.50%, 0.50%, and 0.25%, respectively, of its average net assets throughout the month. Class T distribution fee rates may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.
Up to the full amount of the Class A and Class T distribution fees may be reallowed to investment professionals, as compensation for their services in connection with the distribution of Class A and Class T shares and for providing support services to Class A and Class T shareholders, based upon the level of such services provided. These services may include, without limitation, answering investor inquiries regarding the funds; providing assistance to investors in changing dividend options, account designations, and addresses; performing subaccounting and maintaining Class A and Class T shareholder accounts; processing purchase and redemption transactions, including automatic investment and redemption of investor account balances; providing periodic statements showing an investor's account balance and integrating other transactions into such statements; and performing other administrative services in support of the shareholder.
Class B shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class B of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class B shares. Class B of each fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B of International Capital Appreciation, Overseas, and Emerging Markets Income currently pays FDC a monthly distribution fee at an annual rate of 0.75%, 0.75%, and 0.65%, respectively, of its average net assets throughout the month. Class B distribution fee rates for Emerging Markets Income may be increased only when the Trustees believe that it is in the best interests of Class B shareholders to do so.
In addition, pursuant to each Class B plan, Class B of each fund pays FDC a monthly service fee at an annual rate of 0.25% of Class B's average net assets throughout the month. The full amount of the Class B service fee is reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.
Class C shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class C of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class C shares. Class C of each fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class C of each fund currently pays FDC a monthly distribution fee at an annual rate of 0.75% of its average net assets throughout the month. After the first year of investment, up to the full amount of the Class C distribution fee may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares.
In addition, pursuant to each Class C plan, Class C of each fund pays FDC a monthly service fee at an annual rate of 0.25% of Class C's average net assets throughout the month. After the first year of investment, the full amount of the Class C service fee is reallowed to investment professionals for providing personal service to and/or maintenance of Class C shareholder accounts.
The Class A, Class T, Class B, and Class C plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of the applicable class's shares, including payments made to investment professionals that provide shareholder support services or engage in the sale of the applicable class's shares. Currently, the Board of Trustees of each fund has authorized such payments.
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
The portfolio turnover rate for International Capital Appreciation is not expected to exceed 200% for its first fiscal period ending October 31, 1998. The portfolio turnover rate for Overseas and Emerging
Markets Income for the fiscal year ended 199   7     was __% and
   ___    %, respectively. These rates will vary from year to year.
High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


TYPES OF ACCOUNTS
When you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed at right.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers a fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or your investment professional directly, as appropriate.
If you have selected Fidelity Advisor funds as an investment option through an insurance company group pension program, please contact the provider directly.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 1/2 (checkmark)(solid club) with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) MONEY PURCHASE/PROFIT SHARING PLANS (KEOGH PLANS) are tax-deferred pension accounts designated for employees of unincorporated businesses or for persons who are self-employed.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employed income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Contact your investment professional.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of Class A or Class T is the class's offering price or the class's net asset value per share (NAV), depending on whether you pay a front-end sales charge. If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class
T's NAV. See "Transaction Details   ,    " page , and "Sales Charge
Reductions and Waivers   ,    " page , for explanations of how and
when the sales charge and waivers apply.
For Class B and Class C, the PRICE TO BUY ONE SHARE is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. See "Transaction Details," page , for information on how the CDSC is calculated.
Your shares will be purchased at the next offering price or NAV, as
applicable, calculated after your order is received    in proper
form    . Each class's offering price and NAV, as applicable, are
normally calculated each business day at 4:00 p.m. Eastern time.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be held liable for resulting fees and/or losses.
Share certificates are not available for Class A, Class T, Class B, or Class C shares.
IF YOU ARE NEW TO THE FIDELITY ADVISOR FUNDS, complete and sign an account application and mail it along with your check. If there is no account application accompanying this prospectus, call your investment professional or, if you are investing through a broker-dealer or insurance representative, call 1-800-522-7297 or, if you are investing through a bank representative, call 1-800-843-3001.
If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your investment professional for more information and a retirement account application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY ADVISOR FUND, you
can:
(small solid bullet) Mail an account application with a check,
(small solid bullet) Place an order and wire money into your account, (small solid bullet) Open your account by exchanging from the same class of another Fidelity Advisor fund or from another Fidelity fund, or
(small solid bullet) Contact your investment professional.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $2,500
For Fidelity Advisor IRA, Rollover IRA, SEP-IRA and Keogh accounts
$500
Through regular investment plans*  $1,000
TO ADD TO AN ACCOUNT $250
For Fidelity Advisor IRA, Rollover IRA, SEP-IRA and Keogh accounts
$100
Through regular investment plans*  $100
MINIMUM BALANCE $1,000
For Fidelity Advisor IRA, Rollover IRA, SEP-IRA and Keogh accounts
None
*AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $1,000, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED. FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
Investment and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.
There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
PURCHASE AMOUNTS OF MORE THAN $250,000 WILL NOT BE ACCEPTED FOR CLASS
B SHARES.
PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR
CLASS C SHARES.    THIS LIMIT DOES NOT APPLY TO PURCHASES OF CLASS C
SHARES MADE BY AN EMPLOYEE BENEFIT PLAN.
For further information on opening an account, please consult your investment professional or refer to the account application.
    TO OPEN AN ACCOUNT   TO ADD TO AN ACCOUNT




PHONE           (SMALL SOLID BULLET) CONTACT YOUR INVESTMENT
                PROFESSIONAL OR, IF YOU ARE INVESTING        (SMALL SOLID BULLET) CONTACT YOUR INVESTMENT PROFESSIONAL OR,
                                                             IF YOU ARE INVESTING
YOUR INVESTMENT
PROFESSIONAL    THROUGH A BROKER-DEALER OR INSURANCE
                REPRESENTATIVE, CALL                         THROUGH A BROKER-DEALER OR INSURANCE REPRESENTATIVE, CALL
                1-800-522-7297. IF YOU ARE INVESTING
                THROUGH A BANK                               1-800-522-7297. IF YOU ARE INVESTING THROUGH A BANK
                REPRESENTATIVE, CALL 1-800-843-3001.         REPRESENTATIVE, CALL 1-800-843-3001.
                (SMALL SOLID BULLET) EXCHANGE FROM THE
                SAME CLASS OF ANOTHER FIDELITY ADVISOR
                FUND                                         (SMALL SOLID BULLET) EXCHANGE FROM THE SAME CLASS OF ANOTHER
                                                             FIDELITY ADVISOR FUND
                OR FROM ANOTHER FIDELITY FUND ACCOUNT
                WITH THE SAME                                OR FROM ANOTHER FIDELITY FUND ACCOUNT WITH THE SAME
                REGISTRATION, INCLUDING NAME, ADDRESS,
                AND TAXPAYER ID NUMBER.                      REGISTRATION, INCLUDING NAME, ADDRESS, AND TAXPAYER ID NUMBER.

MAIL
(MAIL_GRAPHIC)  (SMALL SOLID BULLET) COMPLETE AND SIGN
                THE ACCOUNT APPLICATION. MAKE YOUR CHECK     (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE COMPLETE
                                                             NAME OF THE FUND OF
                PAYABLE TO THE COMPLETE NAME OF THE FUND
                OF YOUR CHOICE AND                           YOUR CHOICE AND NOTE THE APPLICABLE CLASS. INDICATE YOUR FUND
                NOTE THE APPLICABLE CLASS. MAIL TO THE
                ADDRESS INDICATED ON THE                     ACCOUNT NUMBER ON YOUR CHECK AND MAIL TO THE ADDRESS PRINTED
                APPLICATION.                                 ON YOUR ACCOUNT STATEMENT.
                                                             (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL YOUR INVESTMENT
                                                             PROFESSIONAL FOR INSTRUCTIONS.

IN PERSON
(HAND_GRAPHIC)  (SMALL SOLID BULLET) BRING YOUR ACCOUNT
                APPLICATION AND CHECK TO YOUR INVESTMENT     (SMALL SOLID BULLET) BRING YOUR CHECK TO YOUR INVESTMENT
                                                             PROFESSIONAL.
                PROFESSIONAL.

WIRE
(WIRE_GRAPHIC)  (SMALL SOLID BULLET) NOT AVAILABLE           (SMALL SOLID BULLET)  WIRE TO:
                                                             BANKER'S TRUST CO.
                                                             ROUTING # 021001033
                                                             FIDELITY DART DEPOSITORY
                                                             ACCOUNT # 00159759
                                                             FBO: (ACCOUNT NAME)
                                                             (ACCOUNT NUMBER)
                                                             SPECIFY THE COMPLETE NAME OF THE FUND OF YOUR CHOICE, NOTE THE
                                                             APPLICABLE CLASS, AND INCLUDE YOUR ACCOUNT NUMBER AND YOUR
                                                             NAME.

AUTOMATICALLY
(AUTOMATIC_
GRAPHIC)        (SMALL SOLID BULLET) NOT AVAILABLE.          (SMALL SOLID BULLET) USE FIDELITY ADVISOR SYSTEMATIC INVESTMENT
                                                             PROGRAM. SIGN UP
                                                             FOR THIS SERVICE WHEN OPENING YOUR ACCOUNT, OR CALL YOUR
                                                             INVESTMENT PROFESSIONAL TO BEGIN THE PROGRAM.


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of each class is the class's NAV, minus any applicable CDSC.
Your shares will be sold at the next NAV, minus any applicable CDSC,
calculated after your order is received    in proper form    . Each
class's NAV is normally calculated each business day at 4:00 p.m.
Eastern time.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY ADVISOR RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of the same class of another Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open (account minimum balances do not apply to retirement and Fidelity Defined Trust accounts).
TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner,
(small solid bullet) The redemption proceeds are being transferred to a Fidelity Advisor account with a different registration,
(small solid bullet) You wish to set up the bank wire feature, or (small solid bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) The applicable class name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, signed certificates (if previously issued), and
(small solid bullet) Any other applicable requirements listed in the table on page .
Deliver your letter to your investment professional, or mail it to the following address:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
Unless otherwise instructed, Fidelity will send a check to the record address.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


PHONE                       ALL ACCOUNT TYPES EXCEPT RETIREMENT   (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
YOUR INVESTMENT
PROFESSIONAL


(PHONE_GRAPHIC)             ALL ACCOUNT TYPES                     (SMALL SOLID BULLET) YOU MAY EXCHANGE TO THE SAME CLASS OF
                                                                  OTHER FIDELITY ADVISOR
                                                                  FUNDS OR TO OTHER FIDELITY FUNDS IF BOTH ACCOUNTS ARE
                                                                  REGISTERED
                                                                  WITH THE SAME NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)              INDIVIDUAL, JOINT TENANT, SOLE
                            PROPRIETORSHIP, UGMA, UTMA           (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE
                                                                 SIGNED BY ALL PERSONS REQUIRED
                                                                 TO SIGN FOR TRANSACTIONS, EXACTLY AS THEIR NAMES APPEAR ON
                                                                 THE
                                                                 ACCOUNT AND SENT TO YOUR INVESTMENT PROFESSIONAL.
                                                                 (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                                 RETIREMENT DISTRIBUTION
                            RETIREMENT ACCOUNT                   FORM. CONTACT YOUR INVESTMENT PROFESSIONAL OR, IF YOU
                                                                 PURCHASED YOUR SHARES THROUGH A BROKER-DEALER OR INSURANCE
                                                                 REPRESENTATIVE, CALL 1-800-522-7297. IF YOU PURCHASED YOUR
                                                                 SHARES THROUGH A BANK REPRESENTATIVE, CALL 1-800-843-3001.

                            TRUST                                (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER
                                                                 INDICATING CAPACITY AS TRUSTEE. IF
                                                                 THE TRUSTEE'S NAME IS NOT IN THE ACCOUNT REGISTRATION,
                                                                 PROVIDE A
                                                                 COPY OF THE TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60
                                                                 DAYS.

                            BUSINESS OR ORGANIZATION             (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY
                                                                 CORPORATE RESOLUTION TO ACT
                                                                 ON THE ACCOUNT MUST SIGN THE LETTER.

                            EXECUTOR, ADMINISTRATOR,
                            CONSERVATOR/GUARDIAN                 (SMALL SOLID BULLET) FOR INSTRUCTIONS, CONTACT YOUR
                                                                 INVESTMENT PROFESSIONAL OR, IF
                                                                 YOU PURCHASED YOUR SHARES THROUGH A BROKER-DEALER OR
                                                                 INSURANCE REPRESENTATIVE, CALL 1-800-522-7297. IF YOU
                                                                 PURCHASED YOUR SHARES THROUGH A BANK REPRESENTATIVE, CALL
                                                                 1-800-843-3001.

WIRE (WIRE_GRAPHIC)         ALL ACCOUNT TYPES EXCEPT RETIREMENT  (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE
                                                                 BEFORE USING IT. TO
                                                                 VERIFY THAT IT IS IN PLACE, CONTACT YOUR INVESTMENT
                                                                 PROFESSIONAL
                                                                 OR, IF YOU PURCHASED YOUR SHARES THROUGH A BROKER-DEALER OR
                                                                 INSURANCE REPRESENTATIVE, CALL 1-800-522-7297. IF YOU
                                                                 PURCHASED YOUR SHARES THROUGH A BANK REPRESENTATIVE, CALL
                                                                 1-800-843-3001. MINIMUM WIRE: $500.
                                                                 (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE
                                                                 RECEIVED    IN PROPER FORM
                                                                 BY FIDELITY BEFORE 4:00 P.M. EASTERN TIME FOR MONEY TO BE
                                                                 WIRED ON THE NEXT BUSINESS DAY.


INVESTOR SERVICES
Fidelity Advisor funds provide a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements after certain transactions
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call your investment professional if you need additional copies of financial reports and prospectuses.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your Class A or Class T shares and buy the same class of shares of other Fidelity Advisor funds or Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund by telephone or in writing. You may sell your Class B shares and buy Class B shares of other Fidelity Advisor funds or Advisor B Class shares of Treasury Fund by telephone or in writing. You may sell your Class C shares and buy Class C shares of other Fidelity Advisor funds or Advisor C Class shares of Treasury Fund by telephone or in writing. The shares you exchange will carry credit for any front-end sales charge you previously paid in connection with their purchase.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page .
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your Class A, Class T, Class B, or Class C account. Accounts with a value of $10,000 or more in Class A, Class T, Class B, or Class C shares are eligible for this program. Aggregate redemptions per 12-month period from your Class B or Class C account may not exceed 10% of the account value and are not subject to a CDSC. Because of Class A's and Class T's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A or Class T shares on a regular basis.
One easy way to pursue your financial goals is to invest money regularly. Fidelity Advisor funds offer convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.
REGULAR INVESTMENT PLANS
FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY ADVISOR FUND



MINIMUM  MINIMUM
INITIAL  ADDITIONAL   FREQUENCY          SETTING UP OR CHANGING
$1,000  $100          MONTHLY, BIMONTHLY,
                      QUARTERLY,         (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE
                                         APPLICATION.
                      OR SEMI-ANNUALLY   (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL YOUR INVESTMENT PROFESSIONAL FOR
                                         AN APPLICATION.
                                         (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CONTACT
                                         YOUR INVESTMENT PROFESSIONAL DIRECTLY
                                         OR, IF YOU PURCHASED YOUR SHARES THROUGH A BROKER-DEALER OR INSURANCE
                                         REPRESENTATIVE, CALL
                                         1-800-522-7297. IF YOU PURCHASED YOUR SHARES THROUGH A BANK REPRESENTATIVE, CALL
                                         1-800-843-3001.
                                         CALL AT LEAST 10 BUSINESS DAYS PRIOR TO YOUR NEXT SCHEDULED INVESTMENT DATE (20
                                         BUSINESS DAYS IF YOU
                                         PURCHASED YOUR SHARES THROUGH A BANK).


TO DIRECT DISTRIBUTIONS FROM A FIDELITY DEFINED TRUST TO CLASS T OF A FIDELITY ADVISOR FUND



MINIMUM     MINIMUM
INITIAL     ADDITIONAL   SETTING UP OR CHANGING
NOT  NOT                 (SMALL SOLID BULLET) FOR A NEW OR EXISTING ACCOUNT, ASK YOUR INVESTMENT PROFESSIONAL FOR THE
                         APPROPRIATE ENROLLMENT FORM.
APPLICABLE  APPLICABLE   (SMALL SOLID BULLET) TO CHANGE THE FUND TO WHICH YOUR DISTRIBUTIONS ARE DIRECTED, CONTACT YOUR
                         INVESTMENT PROFESSIONAL FOR
                         INSTRUCTIONS.



FIDELITY ADVISOR SYSTEMATIC EXCHANGE PROGRAM
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND OR A FIDELITY ADVISOR FUND TO ANOTHER FIDELITY ADVISOR FUND



MINIMUM   FREQUENCY           SETTING UP OR CHANGING
$100      MONTHLY, QUARTERLY, (SMALL SOLID BULLET) TO ESTABLISH, CALL YOUR INVESTMENT PROFESSIONAL AFTER BOTH ACCOUNTS ARE
                              OPENED.
          SEMI-ANNUALLY, OR
          ANNUALLY            (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CONTACT YOUR
                              INVESTMENT PROFESSIONAL DIRECTLY
                              OR, IF YOU PURCHASED YOUR SHARES THROUGH A BROKER-DEALER OR INSURANCE REPRESENTATIVE, CALL
                              1-800-522-7297. IF YOU PURCHASED YOUR SHARES THROUGH A BANK REPRESENTATIVE, CALL
                              1-800-843-3001.
                              (SMALL SOLID BULLET) THE ACCOUNT FROM WHICH THE EXCHANGES ARE TO BE PROCESSED MUST HAVE A
                              MINIMUM BALANCE OF
                              $10,000. THE ACCOUNT INTO WHICH THE EXCHANGE IS BEING PROCESSED MUST HAVE A MINIMUM OF $1,000.
                              (SMALL SOLID BULLET) BOTH ACCOUNTS MUST HAVE THE SAME REGISTRATIONS AND TAXPAYER ID NUMBERS.
                              (SMALL SOLID BULLET) CALL AT LEAST 2 BUSINESS DAYS PRIOR TO YOUR NEXT SCHEDULED EXCHANGE DATE.


   SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Each fund pays capital gains, if any, in December and may pay additional capital gains after the close of its fiscal year. Normally, dividends for International Capital Appreciation and Overseas are distributed in December; dividends for Emerging Markets Income are declared daily and paid monthly. DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The funds offer four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) PROGRAM. Your dividend distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund. You will be sent a check for your capital gain distributions or your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund.
If you select distribution option 2, 3, or 4 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your election may be converted to the Reinvestment Option. To change your distribution option, call your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
Shares purchased through reinvestment of dividend and capital gain distributions are not subject to a sales charge. If you direct Class A or Class T distributions to a fund with a front-end sales charge, you will not pay a sales charge on those purchases.
When each of International Capital Appreciation and Overseas deducts a distribution from its NAV, the reinvestment price is the applicable class's NAV at the close of business that day. Dividends from Emerging Markets Income will be reinvested at the applicable class's NAV on the last day of the month. Capital gain distributions from Emerging Markets Income will be reinvested at the NAV as of the date the fund deducts the distributions from its NAV. The mailing of distribution checks will begin within seven days, or longer for a December ex-dividend date.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains.
Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.
You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a class has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, each fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each class's NAV and offering price, as applicable, as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.
Each fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations and information furnished by a pricing service are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
THE OFFERING PRICE of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. Class A has a maximum front-end sales charge of 5.75% of the offering price for International Capital Appreciation and Overseas and 4.75% of the offering price for Emerging Markets Income. Class T has a maximum front-end sales charge of 3.50% of the offering price for each fund.
SALES CHARGES AND INVESTMENT PROFESSIONAL
CONCESSIONS - CLASS A

INTERNATIONAL CAPITAL APPRECIATION AND OVERSEAS:   SALES CHARGE:                 INVESTMENT
                                                                                 PROFESSIONAL
                                                                                 CONCESSION AS %
                                                                                 OF OFFERING PRICE

                                                   AS A % OF       AS AN
                                                   OFFERING        APPROXIMAT
                                                   PRICE           E % OF NET
                                                                   AMOUNT
                                                                   INVESTED

UP TO $49,999                                       5.75%           6.10%         5.00%

$50,000 TO $99,999                                  4.50%           4.71%         3.75%

$100,000 TO $249,999                                3.50%           3.63%         2.75%

$250,000 TO $499,999                                2.50%           2.56%         2.00%

$500,000 TO $999,999                                2.00%           2.04%         1.75%

$1,000,000 TO $24,999,999                           1.00%           1.01%         0.75%

$25,000,000 OR MORE                                NONE*           NONE*         *



EMERGING MARKETS INCOME:    SALES CHARGE:                  INVESTMENT
                                                           PROFESSIONAL
                                                           CONCESSION AS %
                                                           OF OFFERING PRICE

                            AS A % OF       AS AN
                            OFFERING        APPROXIMAT
                            PRICE           E % OF NET
                                            AMOUNT
                                            INVESTED

UP TO $49,999                4.75%           4.99%          4.25%

$50,000 TO $99,999           4.50%           4.71%          4.00%

$100,000 TO $249,999         3.50%           3.63%          3.00%

$250,000 TO $499,999         2.50%           2.56%          2.25%

$500,000 TO $999,999         2.00%           2.04%          1.75%

$1,000,000 TO $24,999,999    0.50%          0.5   0    %    0.50%

$25,000,000 OR MORE         NONE*           NONE*                      *

SALES CHARGES AND INVESTMENT PROFESSIONAL
CONCESSIONS - CLASS T


INTERNATIONAL CAPITAL APPRECIATION, OVERSEAS, AND EMERGING MARKETS INCOME:   SALES CHARGE:                 INVESTMENT

                                                                                                           PROFESSIONAL

                                                                                                           CONCESSION AS %

                                                                                                           OF OFFERING PRICE


                                                                             AS A % OF       AS AN

                                                                             OFFERING        APPROXIMAT

                                                                             PRICE           E % OF NET

                                                                                             AMOUNT

                                                                                             INVESTED


UP TO $49,999                                                                 3.50%           3.63%         3.00%


$50,000 TO $99,999                                                            3.00%           3.09%         2.50%


$100,000 TO $249,999                                                          2.50%           2.56%         2.00%


$250,000 TO $499,999                                                          1.50%           1.52%         1.25%


$500,000 TO $999,999                                                          1.00%           1.01%         0.75%


$1,000,000 OR MORE                                                           NONE*           NONE*         *



* SEE SECTION ENTITLED FINDER'S FEE.
FINDER'S FEE. On eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Any assets on which a finder's fee has been paid will bear a CDSC (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of the Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class A or Class T shares that have been held for the longest period of time.
Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide FDC access to records detailing purchases at the client level.
With respect to employee benefit plans, the Class A or Class T CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A or Class T CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70. Your investment professional should advise Fidelity at the time your redemption order is placed if you qualify for a waiver of the Class A or Class T CDSC.
CONTINGENT DEFERRED SALES CHARGE. Class B shares may, upon redemption, be assessed a CDSC based on the following schedule:
FROM DATE OF PURCHASE   CONTINGENT DEFERRED
                        SALES CHARGE

LESS THAN 1 YEAR                     5%

1 YEAR TO LESS THAN 2 YEARS          4%

2 YEARS TO LESS THAN 3 YEARS         3%

3 YEARS TO LESS THAN 4 YEARS         3%

4 YEARS TO LESS THAN 5 YEARS         2%

5 YEARS TO LESS THAN 6 YEARS         1%

6 YEARS TO LESS THAN 7 YEARS [A]     0%

[A] AFTER A HOLDING PERIOD OF SEVEN YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO CLASS A SHARES OF THE SAME FIDELITY ADVISOR FUND. SEE
"CONVERSION FEATURE"    AT RIGHT     FOR MORE INFORMATION.
When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally purchased.
At the time of sale, investment professionals with whom FDC has agreements receive as compensation from FDC a concession equal to 4.00% of your purchase of Class B shares.
Class C shares may, upon redemption within one year of purchase, be assessed a CDSC of 1.00%.
At the time of sale, investment professionals with whom FDC has agreements receive as compensation from FDC a concession equal to 1.00% of your purchase of Class C shares.
The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through distributions (dividends or capital gains) will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.
CONVERSION FEATURE. After a holding period of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares, convert automatically to Class A shares of the same Fidelity Advisor fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.
For more information about the CDSC, including the conversion feature and the permitted circumstances for CDSC waivers, contact your investment professional.
REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of a fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or any of the other Fidelity Advisor funds, at the NAV next determined after receipt and acceptance of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC, if any, you paid on Class A, Class T, Class B, or Class C shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to a fund and certain restrictions may apply. For purposes of the CDSC holding period schedule, the holding period of your Class A, Class T, Class B, or Class C shares will continue as if the shares had not been redeemed.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE    OR
ELECTRONICALLY    . Fidelity    will not be responsible     for
any     losses resulting from unauthorized transactions if it
follow   s     reasonable    security     procedures designed to
verify the identity of the    investor    . Fidelity will request
personalized security codes or other information, and may also record
calls.    For transactions conducted through the Internet, Fidelity
recommends the use of an Internet browser with 128-bit encryption.
    You should verify the accuracy of    your     confirmation
statements immediately after    you receive them    . If you do not
want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next offering price or NAV, as applicable, calculated after
your order is received    in proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
(small solid bullet) Automated Purchase Orders: For shares of Emerging Markets Income, you begin to earn dividends as of the day your funds are received.
(small solid bullet) Other Purchases: For shares of Emerging Markets Income, you begin to earn dividends as of the first business day following the day your funds are received.
AUTOMATED PURCHASE ORDERS. Class A, Class T, Class B, and Class C shares can be purchased or sold through investment professionals utilizing an automated order placement and settlement system that guarantees payment for orders on a specified date.
CONFIRMED PURCHASES. Certain financial institutions that meet FDC's creditworthiness criteria may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by the next business day, the order will be canceled and the financial institution will be liable for any losses.
TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or automatic investment plans. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    , minus any applicable CDSC. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares of Emerging Markets Income will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using a systematic investment program, certain (Network Level I and III) accounts which are maintained through National Securities Clearing Corporation (NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans) maintained (i) by FIIOC and (ii) through NSCC; provided those accounts are registered under the same primary social security number. IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus any applicable CDSC, on the day your account is closed. FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC will, at its expense, provide promotional incentives such as sales contests and luxury trips to investment professionals who support the sale of shares of the funds. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging Class A, Class T, Class B, or Class C shares of a fund for the same class of shares of other Fidelity Advisor funds; Class A or Class T shares for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund; Class B shares for Advisor B Class shares of Treasury Fund; and Class C shares for Advisor C Class shares of Treasury Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund. However, you should note the following:
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
(small solid bullet) Any exchanges of Class A, Class T, Class B, or Class C shares are not subject to a CDSC.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify these exchange privileges in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose trading fees of up to 1.00% on exchanges. Check each fund's prospectus for details.
SALES CHARGE REDUCTIONS AND WAIVERS
If your purchase qualifies for one of the following reduction plans, the front-end sales charge will be reduced for purchases of Class A and Class T shares according to the Sales Charge schedule shown on page . Please refer to the funds' SAI for more details about each plan or call your investment professional.
If you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.
Your purchases and existing balances of Class A, Class T, Class B, and Class C shares may be included in the following programs for purposes of qualifying for a Class A or Class T front-end sales charge reduction.
QUANTITY DISCOUNTS apply to purchases of Class A or Class T shares of a single Fidelity Advisor fund or to combined purchases of (i) Class A, Class T, Class B, and Class C shares of any Fidelity Advisor fund,
(ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund. The minimum investment eligible for a quantity discount is $50,000.
To qualify for a quantity discount, investing in a fund's Class A, Class T, Class B, and Class C shares for several accounts at the same time will be considered a single transaction (Combined Purchase), as long as shares are purchased through one investment professional and the total is at least $50,000.
RIGHTS OF ACCUMULATION let you determine your front-end sales charge on Class A and Class T shares by adding to your new purchase of Class A and Class T shares the value of all of the Fidelity Advisor fund Class A, Class T, Class B, and Class C shares held by you, your spouse, and your children under age 21. You can also add the value of Advisor B Class shares and Advisor C Class shares of Treasury Fund, and Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund.
A LETTER OF INTENT (Letter) lets you receive the same reduced front-end sales charge on purchases of Class A and Class T shares made during a 13-month period as if the total amount invested during the period had been invested in a single lump sum (see Quantity Discounts above). Purchases of Class B and Class C shares during the 13-month period will count toward the completion of your Letter. You must file your non-binding Letter with Fidelity within 90 days of the start of your purchases. Your initial investment must be at least 5% of the amount you plan to invest. Out of the initial investment, Class A or Class T shares equal to 5% of the dollar amount specified in your Letter will be registered in your name and held in escrow. You will earn income dividends and capital gain distributions on escrowed Class A and Class T shares. Reinvested income and capital gain distributions do not count toward the completion of your Letter. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete your Letter, and in such a case, sufficient escrowed Class A or Class T shares will be redeemed to pay any applicable front-end sales charges.
   A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS A
SHARES:
   1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;
   2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans and accounts managed by third parties do not qualify for this waiver;
   3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;
   4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;
   5. Purchased for an employee benefit plan that has $25 million or more in plan assets; or
   6. Purchased prior to December 31, 1998 by shareholders who have closed their Class A Municipal Bond, Class A California Municipal Income, or Class A New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.
   A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS T
SHARES:
   1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;
   2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;
   3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;
   4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;
   5. Purchased for an employee benefit plan;
   6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;
   9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;
   10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
   11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;
   12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);
13. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or
   14. Purchased prior to December 31, 1998 by shareholders who have closed their Class T Municipal Bond, Class T California Municipal Income, or Class T New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.
You must notify FDC in advance if you qualify for a front-end sales charge waiver. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
If you are investing through an insurance company separate account, if you are investing through a trust department, if you are investing through an account managed by a broker-dealer, or if you have authorized an investment adviser to make investment decisions for you, you may qualify to purchase Class A shares without a sales charge (as
described in (1), (2), (3) and (4)    at left    ), Class T shares
without a sales charge (as described in (1), (2), (3) and (4)    at
left    ), or Institutional Class shares. Because Institutional Class shares have no sales charge, and do not pay a 12b-1 fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, Class B, and Class C shares. Contact your investment professional to discuss if you qualify.
THE CDSC ON CLASS B AND CLASS C SHARES MAY BE WAIVED:
1. In cases of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability;
2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 701/2, which are permitted without penalty pursuant to the Internal Revenue Code;
3. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program; or
   4. (APPLICABLE TO CLASS C ONLY) In connection with any redemptions from an employee benefit plan. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
Your investment professional should call Fidelity for more information.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
APPENDIX A
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
APPENDIX B
   OVERSEAS - CLASS A








   CALENDAR YEAR TOTAL
RETURNS+           1991          1992          1993          1994          1995          1996          1997

   OVERSEAS - CLASS
A[A]               %             %             %             %             %             %             %

   MORGAN STANLEY
EAFE INDEX         %             %             %             %             %             %             %

   LIPPER INTERNATIONAL
FUNDS
AVERAGE[B]         %             %             %             %             %             %             %

   CONSUMER PRICE
INDEX              %             %             %             %             %             %             %



   PERCENTAGE (%)
   ROW: 1, COL: 1, VALUE: 0.0
   ROW: 2, COL: 1, VALUE: 0.0
   ROW: 3, COL: 1, VALUE: 0.0
   ROW: 4, COL: 1, VALUE: NIL
   ROW: 5, COL: 1, VALUE: NIL
   ROW: 6, COL: 1, VALUE: NIL
   ROW: 7, COL: 1, VALUE: NIL
   ROW: 8, COL: 1, VALUE: NIL
   ROW: 9, COL: 1, VALUE: NIL
   ROW: 10, COL: 1, VALUE: NIL
   (LARGE SOLID BOX) OVERSEAS - CLASS A
   EMERGING MARKETS INCOME - CLASS A








   CALENDAR YEAR TOTAL
RETURNS+                                                                   1995          1996          1997

   EMERGING MARKETS
INCOME - CLASS A                                                           %             %             %

   JP MORGAN EMERGING
MARKETS BOND INDEX
PLUS                                                                       %             %             %

   LIPPER EMERGING
MARKETS DEBT FUNDS
AVERAGE[C]                                                                 %             %             %

   CONSUMER PRICE
INDEX                                                                      %             %             %



   PERCENTAGE (%)
   ROW: 1, COL: 1, VALUE: 0.0
   ROW: 2, COL: 1, VALUE: 0.0
   ROW: 3, COL: 1, VALUE: 0.0
   ROW: 4, COL: 1, VALUE: NIL
   ROW: 5, COL: 1, VALUE: NIL
   ROW: 6, COL: 1, VALUE: NIL
   ROW: 7, COL: 1, VALUE: NIL
   ROW: 8, COL: 1, VALUE: NIL
   ROW: 9, COL: 1, VALUE: NIL
   ROW: 10, COL: 1, VALUE: NIL
   (LARGE SOLID BOX) EMERGING MARKETS INCOME -
   CLASS A
   OVERSEAS - CLASS T








   CALENDAR YEAR TOTAL
RETURNS+           1991          1992          1993          1994          1995          1996          1997

   OVERSEAS -
CLASS T[A]         %             %             %             %             %             %             %

   MORGAN STANLEY
EAFE INDEX         %             %             %             %             %             %             %

   LIPPER INTERNATIONAL
FUNDS
AVERAGE[B]         %             %             %             %             %             %             %

   CONSUMER PRICE
INDEX              %             %             %             %             %             %             %



   PERCENTAGE (%)
   ROW: 1, COL: 1, VALUE: 0.0
   ROW: 2, COL: 1, VALUE: 0.0
   ROW: 3, COL: 1, VALUE: 0.0
   ROW: 4, COL: 1, VALUE: NIL
   ROW: 5, COL: 1, VALUE: NIL
   ROW: 6, COL: 1, VALUE: NIL
   ROW: 7, COL: 1, VALUE: NIL
   ROW: 8, COL: 1, VALUE: NIL
   ROW: 9, COL: 1, VALUE: NIL
   ROW: 10, COL: 1, VALUE: NIL
   (LARGE SOLID BOX) OVERSEAS - CLASS T
   EMERGING MARKETS INCOME - CLASS T








   CALENDAR YEAR TOTAL
RETURNS+                                                                   1995          1996          1997

   EMERGING MARKETS
INCOME - CLASS T                                                           %             %             %

   JP MORGAN EMERGING
MARKETS BOND INDEX
PLUS                                                                       %             %             %

   LIPPER EMERGING
MARKETS DEBT FUNDS
AVERAGE[C]                                                                 %             %             %

   CONSUMER PRICE
INDEX                                                                      %             %             %



   PERCENTAGE (%)
   ROW: 1, COL: 1, VALUE: 0.0
   ROW: 2, COL: 1, VALUE: 0.0
   ROW: 3, COL: 1, VALUE: 0.0
   ROW: 4, COL: 1, VALUE: NIL
   ROW: 5, COL: 1, VALUE: NIL
   ROW: 6, COL: 1, VALUE: NIL
   ROW: 7, COL: 1, VALUE: NIL
   ROW: 8, COL: 1, VALUE: NIL
   ROW: 9, COL: 1, VALUE: NIL
   ROW: 10, COL: 1, VALUE: NIL
   (LARGE SOLID BOX) EMERGING MARKETS INCOME -
   CLASS T
   OVERSEAS - CLASS B








   CALENDAR YEAR TOTAL
RETURNS+           1991          1992          1993          1994          1995          1996          1997

   OVERSEAS - CLASS
B[A]               %             %             %             %             %             %             %

   MORGAN STANLEY
EAFE INDEX         %             %             %             %             %             %             %

   LIPPER INTERNATIONAL
FUNDS
AVERAGE[B]         %             %             %             %             %             %             %

   CONSUMER PRICE
INDEX              %             %             %             %             %             %             %



   PERCENTAGE (%)
   ROW: 1, COL: 1, VALUE: NIL
   ROW: 2, COL: 1, VALUE: NIL
   ROW: 3, COL: 1, VALUE: NIL
   ROW: 4, COL: 1, VALUE: NIL
   ROW: 5, COL: 1, VALUE: NIL
   ROW: 6, COL: 1, VALUE: NIL
   ROW: 7, COL: 1, VALUE: NIL
   ROW: 8, COL: 1, VALUE: NIL
   ROW: 9, COL: 1, VALUE: NIL
   ROW: 10, COL: 1, VALUE: NIL
   (LARGE SOLID BOX) OVERSEAS - CLASS B
   EMERGING MARKETS INCOME - CLASS B








   CALENDAR YEAR TOTAL
RETURNS+                                                                   1995          1996          1997

   EMERGING MARKETS
INCOME - CLASS B                                                           %             %             %

   JP MORGAN EMERGING
MARKETS BOND INDEX
PLUS                                                                       %             %             %

   LIPPER EMERGING
MARKETS DEBT FUNDS
AVERAGE[C]                                                                 %             %             %

   CONSUMER PRICE
INDEX                                                                      %             %             %



   PERCENTAGE (%)
   ROW: 1, COL: 1, VALUE: 0.0
   ROW: 2, COL: 1, VALUE: 0.0
   ROW: 3, COL: 1, VALUE: 0.0
   ROW: 4, COL: 1, VALUE: NIL
   ROW: 5, COL: 1, VALUE: NIL
   ROW: 6, COL: 1, VALUE: NIL
   ROW: 7, COL: 1, VALUE: NIL
   ROW: 8, COL: 1, VALUE: NIL
   ROW: 9, COL: 1, VALUE: NIL
   ROW: 10, COL: 1, VALUE: NIL
   (LARGE SOLID BOX) EMERGING MARKETS INCOME -
   CLASS B
   OVERSEAS - CLASS C








   CALENDAR YEAR TOTAL
RETURNS+           1991          1992          1993          1994          1995          1996          1997

   OVERSEAS -
CLASS C[A]         %             %             %             %             %             %             %

   MORGAN STANLEY
EAFE INDEX         %             %             %             %             %             %             %

   LIPPER INTER
NATIONAL FUNDS
AVERAGE[B]         %             %             %             %             %             %             %

   CONSUMER
PRICE INDEX        %             %             %             %             %             %             %



   PERCENTAGE (%)
   ROW: 1, COL: 1, VALUE: NIL
   ROW: 2, COL: 1, VALUE: NIL
   ROW: 3, COL: 1, VALUE: NIL
   ROW: 4, COL: 1, VALUE: NIL
   ROW: 5, COL: 1, VALUE: NIL
   ROW: 6, COL: 1, VALUE: NIL
   ROW: 7, COL: 1, VALUE: NIL
   ROW: 8, COL: 1, VALUE: NIL
   ROW: 9, COL: 1, VALUE: NIL
   ROW: 10, COL: 1, VALUE: NIL
   (LARGE SOLID BOX) OVERSEAS - CLASS C
   EMERGING MARKETS INCOME - CLASS C








   CALENDAR YEAR TOTAL RETURNS+                                            1995          1996          1997

   EMERGING MARKETS INCOME - CLASS C                                       %             %             %

   JP MORGAN EMERGING MARKETS BOND INDEX PLUS                              %             %             %

   LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE[C]                           %             %             %

   CONSUMER PRICE INDEX                                                    %             %             %



   PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
   (LARGE SOLID BOX) EMERGING MARKETS INCOME -
   CLASS C
+ RETURNS DO NOT INCLUDE THE EFFECT OF PAYING CLASS A   'S     OR
CLASS T'S MAXIMUM FRONT-END SALES CHARGE OR CLASS B'S OR CLASS C'S APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
 INITIAL OFFERING OF CLASS A OF OVERSEAS AND EMERGING MARKETS INCOME TOOK PLACE ON SEPTEMBER 3, 1996. CLASS A RETURNS PRIOR TO SEPTEMBER 3, 1996 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.50% (0.65% PRIOR TO JANUARY 1, 1996) FOR OVERSEAS AND 0.25% FOR EMERGING MARKETS INCOME. IF CLASS A'S 12B-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO SEPTEMBER 3, 1996 WOULD HAVE BEEN HIGHER.
 INITIAL OFFERING OF CLASS B OF OVERSEAS TOOK PLACE ON JULY 3, 1995. CLASS B RETURNS PRIOR TO JULY 3, 1995 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.65%. IF CLASS B'S 12B-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO JULY 3, 1995 WOULD HAVE BEEN LOWER.
 INITIAL OFFERING OF CLASS B OF EMERGING MARKETS INCOME TOOK PLACE ON JUNE 30, 1994. CLASS B RETURNS PRIOR TO JUNE 30, 1994 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.25%. IF CLASS B'S 12B-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO JUNE 30, 1994 WOULD HAVE BEEN LOWER.
    INITIAL OFFERING OF     CLASS C OF OVERSEAS    TOOK PLACE     ON
NOVEMBER 3, 1997. CLASS C RETURNS PRIOR TO    NOVEMBER 3, 1997
THROUGH JULY 3, 1995 ARE THOSE OF CLASS B WHICH REFLECT A 12B-1 FEE OF 1.00%. CLASS C RETURNS PRIOR TO JULY 3, 1995 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.65%. IF CLASS C'S 12B-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS PRIOR TO JULY 3, 1995 WOULD HAVE BEEN LOWER.
    INITIAL OFFERING OF     CLASS C OF EMERGING MARKETS INCOME    TOOK
PLACE     ON NOVEMBER 3, 1997. CLASS C RETURNS PRIOR TO    NOVEMBER 3,
1997     THROUGH JUNE 30, 1994 ARE THOSE OF CLASS B WHICH REFLECT A
12B-1 FEE OF 0.90% (1.00% PRIOR TO JANUARY 1, 1996). CLASS C RETURNS PRIOR TO JUNE 30, 1994 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.25%. IF CLASS C'S 12B-1 FEE HAD BEEN REFLECTED, TOTAL RETURNS
FROM    PRIOR TO NOVEMBER 3, 1997 THROUGH     DECEMBER 31, 199   5
AND PRIOR TO JUNE 30, 1994 WOULD HAVE BEEN LOWER.
[A] PRIOR TO DECEMBER 1, 1992, OVERSEAS OPERATED UNDER A DIFFERENT INVESTMENT OBJECTIVE. ACCORDINGLY, THE FUND'S HISTORICAL PERFORMANCE MAY NOT REPRESENT ITS CURRENT INVESTMENT POLICIES.
[B] THE LIPPER INTERNATIONAL FUNDS AVERAGE CURRENTLY REFLECTS THE
PERFORMANCE OF OVER    __     MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[C] THE LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE CURRENTLY REFLECTS
THE PERFORMANCE OF OVER    __     MUTUAL FUNDS WITH SIMILAR
OBJECTIVES.
FIDELITY ADVISOR INTERNATIONAL FUNDS
INSTITUTIONAL CLASS PROSPECTUS

CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................     COVER PAGE

2     A      ..............................     EXPENSES

      B, C   ..............................     *

3     A      ..............................     *

      B      ..............................     *

      C      ..............................     PERFORMANCE; APPENDIX B

      D      ..............................     COVER PAGE; PERFORMANCE

4     A      I.............................     CHARTER

             II...........................      INVESTMENT PRINCIPLES AND RISKS

      B      ..............................     INVESTMENT PRINCIPLES AND RISKS

      C      ..............................     WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES
                                                AND RISKS

5     A      ..............................     CHARTER

      B      I.............................     COVER PAGE; CHARTER

             II...........................      CHARTER; BREAKDOWN OF EXPENSES

             III..........................      EXPENSES; BREAKDOWN OF EXPENSES

      C      ..............................     CHARTER

      D      ..............................     CHARTER; BREAKDOWN OF EXPENSES

      E      ..............................     CHARTER; BREAKDOWN OF EXPENSES

      F      ..............................     EXPENSES

      G      I..............................    CHARTER

             II..............................   *

      5A     ..............................     *

6     A      I.............................     CHARTER

             II...........................      HOW TO BUY SHARES; HOW TO SELL SHARES; INVESTOR
                                                SERVICES; TRANSACTION DETAILS; EXCHANGE
                                                RESTRICTIONS

             III..........................      CHARTER

      B      .............................      CHARTER

      C      ..............................     TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

      D      ..............................     WHO MAY WANT TO INVEST

      E      ..............................     COVER PAGE; HOW TO BUY SHARES; HOW TO SELL
                                                SHARES; INVESTOR SERVICES

      F, G   ..............................     DIVIDENDS, CAPITAL GAINS, AND TAXES

      H      ..............................     WHO MAY WANT TO INVEST

7     A      ..............................     COVER PAGE; CHARTER

      B      ..............................     EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

      C      ..............................     *

      D      ..............................     HOW TO BUY SHARES

      E      ..............................     BREAKDOWN OF EXPENSES; TRANSACTION DETAILS

      F      ..............................     EXPENSES; BREAKDOWN OF EXPENSES

8            ..............................     HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                                DETAILS; EXCHANGE RESTRICTIONS

9            ..............................     *


* Not Applicable


FIDELITY ADVISOR
INTERNATIONAL FUNDS
INSTITUTIONAL CLASS
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of a fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated
   February 28, 1998    . The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, contact Fidelity Distributors Corporation (FDC), 82 Devonshire Street, Boston, MA 02109, or your investment professional.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY
THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER
AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.
EMERGING MARKETS INCOME MAY INVEST SIGNIFICANTLY IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
AINTI-pro-   0298
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation by investing in securities of foreign issuers.
FIDELITY ADVISOR OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities.
FIDELITY ADVISOR EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
PROSPECTUS
   FEBRUARY 28, 1998    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
CONTENTS



KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES INSTITUTIONAL CLASS'S YEARLY OPERATING EXPENSES.

                                         FINANCIAL HIGHLIGHTS A SUMMARY OF EACH FUND'S FINANCIAL DATA.

                                         PERFORMANCE HOW EACH FUND HAS DONE OVER TIME.

THE FUNDS IN DETAIL                      CHARTER HOW EACH FUND IS ORGANIZED.

                                         INVESTMENT PRINCIPLES AND RISKS EACH FUND'S OVERALL APPROACH
                                         TO INVESTING.

                                         BREAKDOWN OF EXPENSES HOW OPERATING COSTS ARE CALCULATED
                                         AND WHAT THEY INCLUDE.

YOUR ACCOUNT                             TYPES OF ACCOUNTS DIFFERENT WAYS TO SET UP YOUR ACCOUNT,
                                         INCLUDING TAX-SHELTERED RETIREMENT PLANS.

                                         HOW TO BUY SHARES OPENING AN ACCOUNT AND MAKING ADDITIONAL
                                         INVESTMENTS.

                                         HOW TO SELL SHARES TAKING MONEY OUT AND CLOSING YOUR ACCOUNT.

                                         INVESTOR SERVICES SERVICES TO HELP YOU MANAGE YOUR ACCOUNT.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS SHARE PRICE CALCULATIONS AND THE TIMING OF
                                         PURCHASES AND REDEMPTIONS.

                                         EXCHANGE RESTRICTIONS

                                         APPENDIX A

                                         APPENDIX B


   KEY FACTS


WHO MAY WANT TO INVEST
   Institutional Class shares are offered to:
   1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans must have at least $50 million in plan assets;
   2. Registered investment advisor managed account programs, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the program must be managed on a discretionary basis;
   3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;
   4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and

   5. Fidelity Trustees and employees.
   For purchases made by managed account programs or insurance company separate accounts, FDC reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
The funds may be appropriate for investors who want to pursue their investment goals in markets outside the United States. By including international investments in your portfolio you can achieve additional diversification and participate in growth opportunities around the world.
International Capital Appreciation and Overseas are diversified funds. Emerging Markets Income is a non-diversified fund. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
International Capital Appreciation is designed for investors who seek capital appreciation from investments around the world. Overseas is designed for investors who seek long-term growth of capital primarily from investments in foreign securities. Each fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns.
Emerging Markets Income is designed for investors who want high current income with some potential for capital growth from a portfolio of debt instruments with a focus on lower-quality debt securities. The fund may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt securities, including defaulted securities.
The value of each fund's investments and, as applicable, the income they generate, will vary from day to day, and generally reflect changes in market conditions, interest rates and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Bond values fluctuate based on changes in interest rates and the credit quality of the issuer, and may be subject to prepayment risk, which can limit their price appreciation potential in periods of declining interest rates. Over time, however, stocks, although more volatile, have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Each fund offers Institutional Class shares, Class A shares, Class T shares, Class B shares, and Class C shares. Class A and Class T shares have a front-end sales charge and pay a 12b-1 fee. Class A and Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B and Class C shares do not have a front-end sales charge, but do have a CDSC, and pay a 12b-1 fee. You may obtain more information about Class A, Class T, Class B, and Class C shares, which are not offered through this prospectus, by calling 1-800-843-3001 or from your investment professional.
The performance of one class of shares of a fund may be different from the performance of another class of shares of the same fund because of different sales charges and class expenses. For example, because Institutional Class shares have no sales charge, and do not pay a 12b-1 fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, Class B, and Class C shares. EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Institutional Class shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
SALES CHARGE ON PURCHASES AND REINVESTED DISTRIBUTIONS   NONE

DEFERRED SALES CHARGE ON REDEMPTIONS   NONE

ANNUAL ACCOUNT MAINTENANCE FEE (FOR ACCOUNTS UNDER $2,500)   $12.00

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company
(FMR) that, for Overseas, varies based on performance. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. Institutional Class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ).
The following figures are based on estimated or historical expenses, adjusted to reflect current fees, of the Institutional Class of each fund and are calculated as a percentage of average net assets of the Institutional Class of each fund.
EXPENSE TABLE EXAMPLE: You would pay the following amount in total expenses on a $1,000 investment in Institutional Class shares of a fund, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder transaction expenses and Institutional Class's annual operating expenses.



   INTERNATIONAL CAPITAL
APPRECIATION                    MANAGEMENT FEE                                 %[A]          1 YEAR           $

                                12B-1 FEE                                    NONE            3 YEARS          $

                                OTHER EXPENSES  (AFTER REIMBURSEMENT)         _%[A]

                                TOTAL OPERATING EXPENSES                         %

   OVERSEAS                     MANAGEMENT FEE                                     %          1 YEAR            $

                                12B-1 FEE                                    NONE             3 YEARS           $

                                OTHER EXPENSES  (AFTER REIMBURSEMENT)         __%             5 YEARS           $

                                TOTAL OPERATING EXPENSES                           %          10 YEARS          $

   EMERGING MARKETS
INCOME                          MANAGEMENT FEE                                     %          1 YEAR            $

                                12B-1 FEE                                    NONE             3 YEARS           $

                                OTHER EXPENSES  (AFTER REIMBURSEMENT)         __%             5 YEARS           $

                                TOTAL OPERATING EXPENSES                          %           10 YEARS          $


[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.
THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY.
A portion of the brokerage commissions that    certain of the
funds     pay is used to reduce fund expenses. In addition,
   certain     fund   s     ha   ve     entered into arrangements with
   their     custodian and transfer agent whereby credits realized as
a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total Institutional Class operating expenses presented in the table above
would have been    ____%     and ____%, respectively, for Overseas and
Emerging Markets Income.
FMR has voluntarily agreed to reimburse the Institutional Class of each fund to the extent that total operating expenses, as a percentage of their respective average net assets, exceed the following rates:
                                              EFFECTIVE
                                              DATE

INTERNATIONAL CAPITAL APPRECIATION    1.75%   11/1/97

OVERSEAS                              1.30%   11/1/97

EMERGING MARKETS INCOME               1.25%   7/1/95

If these agreements were not in effect, other expenses and total operating expenses of the Institutional Class of each fund, as a percentage of average net assets, would have been the following amounts (estimated for International Capital Appreciation):

                                                  OTHER
                 TOTAL

                                                  EXPENSES               OPERATING

                                                                         EXPENSES

   INTERNATIONAL CAPITAL APPRECIATION[A]                      %                      %

   OVERSEAS                                                   %                      %

   EMERGING MARKETS INCOME                                    %                      %


[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.
Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.
FINANCIAL HIGHLIGHTS
The financial highlights table    that follows     for Overseas
contains annual information which has been audited by _______________,
independent accountants.    The financial highlights table that
follows for Emerging Markets Income contains annual information which has been audited by __________________, independent accountants.
    The funds' financial highlights, financial statements, and reports of the auditors are included in each fund's Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact FDC or your investment professional for a free copy of an Annual Report or the SAI. International Capital Appreciation
   commenced operations on     November 3, 1997.

[FINANCIAL    HIGHLIGHTS     TABLES TO FOLLOW.]
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN and/or
YIELD.
For Overseas, the fiscal year runs from November 1 through October 31. For Emerging Markets Income, the fiscal year runs from January 1 through December 31. The tables below show the performance of the Institutional Class of Overseas and Emerging Markets Income over past
fiscal    years    . The charts in Appendix B on page , present
calendar year performance for the Institutional Class of Overseas and Emerging Markets Income compared to different measures, including a competitive funds average.
Performance history will be available for the Institutional Class of International Capital Appreciation after the fund has been in operation for six months.
      AVERAGE ANNUAL TOTAL RETURN[C]   CUMULATIVE TOTAL RETURN[C]


                               PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND+   PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND+

OVERSEAS [A]                   %                 %                  %           %                 %            %

EMERGING MARKETS INCOME [B]    %                 N/A                %           %                N/A           %


+ LIFE OF FUND FIGURES ARE FROM COMMENCEMENT OF OPERATIONS (APRIL 23, 1990 FOR OVERSEAS AND MARCH 10, 1994 FOR EMERGING MARKETS INCOME).
[A] PERIOD ENDED    OCTOBER 31    , 1997   .
[B] PERIOD ENDED    DECEMBER 31    , 1997   .
[C] INITIAL OFFERING OF INSTITUTIONAL CLASS OF OVERSEAS AND EMERGING MARKETS INCOME TOOK PLACE ON JULY 3, 1995. INSTITUTIONAL CLASS RETURNS PRIOR TO JULY 3, 1995 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.65% FOR OVERSEAS AND 0.25% FOR EMERGING MARKETS INCOME. TOTAL RETURNS FOR INSTITUTIONAL CLASS PRIOR TO JULY 3, 1995 WOULD HAVE BEEN HIGHER IF CLASS T'S 12B-1 FEE HAD NOT BEEN REFLECTED.
If FMR had not reimbursed certain class expenses during these periods, total returns would have been lower.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
This difference may be significant for a fund whose investments are denominated in foreign currencies.
In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
THE COMPETITIVE FUNDS AVERAGES are the Lipper International Funds Average and the Lipper Emerging Markets Debt Funds Average for Overseas and Emerging Markets Income, respectively. As of the
applicable    fiscal year     end, the averages reflected the
performance of    ____     and    __     mutual funds with similar
investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads. J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS is a market capitalization weighted total return index of U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets.
MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE(registered trademark)) INDEX is a market capitalization weighted, unmanaged index of over 1,000 foreign stocks.
Unlike Institutional Class's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
Institutional Class of Overseas and International Capital Appreciation may quote its adjusted net asset value including all distributions paid. This value may be averaged over specified periods and may be used to calculate a class's moving average.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, please contact your investment professional or call 1-800-843-3001.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. International Capital Appreciation and Overseas are diversified funds, and Emerging Markets Income is a non-diversified fund of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust on September 22, 1983.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which handles each fund's business affairs and, with the assistance of foreign affiliates, chooses each fund's investments.
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England serves as a sub-adviser for each fund. (small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan serves as a sub-adviser for each fund. (small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda serves as a sub-adviser for each fund. (small solid bullet) Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England serves as a sub-adviser for each fund.
(small solid bullet) Fidelity Investment Japan Limited (FIJ), in Tokyo, Japan serves as a sub-adviser for each fund.
As of    December 31    , 1997, FMR advised funds having approximately
   __     million shareholder accounts with a total value of more than
$   ___     billion.
John Carlson is Vice President and manager of Advisor Emerging Markets Income, which he has managed since June 1995. He also manages several other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was Executive Director of emerging markets at Lehman Brothers International from 1992 through 1995.
Richard Mace, Jr. is Vice President and manager of Advisor Overseas, which he has managed since March 1996. He also manages several other Fidelity funds and serves as a group leader of the international funds. Since joining Fidelity in 1987, Mr. Mace has worked as a manager and analyst.
Kevin McCarey is Vice President and manager of Advisor International Capital Appreciation, which he has managed since inception. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. McCarey has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
   FDC     distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for the Institutional Class of each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL), is the parent company of FIIA, FIJ, and FIIA(U.K.)L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
   As of January 31, 1997, approximately ____% and ____% of each of [NAME OF FUND]'s and [NAME OF FUND]'s total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s].]
   As of Janaury 31, 1997, approximately ____% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER]; and approximately ___% of [NAME OF FUND]'s total outstanding shares were held by [NAME OF SHAREHOLDER].]

FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
International funds offer the potential for diversification by spreading investments among securities of different countries and geographic regions.
FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings.
The value of the funds' investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate based on changes in interest rates, market conditions, other economic and political news, and on the bonds' quality and maturity. In general, bond prices rise when interest rates fall, and fall when interest rates rise. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets. Also, because many of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's exposure to any currency.
FMR may use various investment techniques to hedge a portion of
   a     fund   '    s risks, but there is no guarantee that these
strategies will work as FMR intends. When you sell your shares, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment
strategy. The fund   s     may invest in short-term debt securities
and money market instruments for cash management purposes. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation by investing in securities of foreign issuers. FMR normally invests at least 65% of the fund's total assets in these securities. The fund may also invest in U.S. issuers.
The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, expects to invest primarily in equity securities, but may also invest in debt securities of any quality.
In general, International Capital Appreciation Fund is more aggressive than Overseas Fund and may have greater investments in securities of emerging market issuers.
OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities. FMR normally invests at least 65% of the fund's total assets in these securities. The fund may also invest in U.S. issuers.
The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, expects to invest primarily in equity securities, but may also invest in debt securities of any quality.
EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
FMR normally invests at least 65% of the fund's total assets in debt securities and other instruments of emerging market issuers. Countries with emerging markets include countries (i) that have an emerging stock market, as defined by the International Finance Corporation,
(ii) with low- to middle-income economies, according to the World Bank, or (iii) that are listed in World Bank publications as "developing."
The fund emphasizes countries with relatively low gross national product per capita compared to the world's major economies, and with the potential for rapid economic growth. The fund's strategy currently tends to lead to investments in Latin America and, to a lesser extent, Asia, Africa, and emerging European nations. There are relatively few
issuers in these markets, which may result in the fund   's     being
highly concentrated in a small number of government issuers. There is no limit on investments in any one region, country, or currency, although the fund normally invests in at least three different countries.
The fund may also invest a portion of its assets in common and preferred stocks of emerging markets issuers, debt securities of non-emerging market foreign issuers, and lower-quality debt securities of U.S. issuers. Although the fund may invest up to 35% of its total assets in these securities, FMR does not currently anticipate that these investments will exceed approximately 20% of the fund's total assets. Though common and preferred stocks and convertible securities present the possibility for significant capital appreciation over the long-term, they may fluctuate dramatically in the short-term and entail a high degree of risk.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call your investment professional.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, each of International Capital Appreciation and Overseas may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies. DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for, or to sell these securities.
The tables on pages and provide a summary ratings assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end
portfolio holdings during the fiscal year ended 199   7    , and are
presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
RESTRICTIONS: For International Capital Appreciation and Overseas, purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's
Investors Service    (Moody's)     or rated in the equivalent
categories by Standard & Poor's    (S&P)    , or is unrated but judged
to be of equivalent quality by FMR. Each of International Capital Appreciation and Overseas currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
EMERGING MARKETS INCOME

   Fiscal Year Ended December 31, 1997 Debt Holdings, by Rating
MOODY'S S & P
 (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
 Rating  Average of Rating  Average of
   total investments   total investments
INVESTMENT GRADE
Highest quality Aaa    %     AAA %
High quality Aa    %     AA %
Upper-medium grade A % A    %
Medium grade Baa % BBB %
LOWER QUALITY
Moderately speculative Ba % BB %
Speculative B % B %
Highly speculative Caa  CCC
Poor quality Ca    %     CC    %
Lowest quality, no interest C  C
In default, in arrears --  D    %
REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS. THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO ___%
OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES. UNRATED LOWER-QUALITY
SECURITIES AMOUNTED TO ___% OF THE FUND'S INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
OVERSEAS

   Fiscal Year Ended October 31, 1997 Debt Holdings, by Rating
MOODY'S     S        & P
 (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
 Rating  Average of  Rating  Average of
   total investments   total investments
INVESTMENT GRADE
Highest quality Aaa    %     AAA    %
High quality Aa % AA    %
Upper-medium grade A    %     A %
Medium grade Baa    %     BBB    %
LOWER QUALITY
Moderately speculative Ba    %     BB %
Speculative B % B    %
Highly speculative Caa  CCC
Poor quality Ca    %     CC    %
Lowest quality, no interest C  C
   In default, in arrears     --  D    %
REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT
RATED BY MOODY'S OR S&P AMOUNTED TO    ___    %
OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES. UNRATED LOWER-QUALITY
SECURITIES AMOUNTED TO    ___    % OF THE FUND'S INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks in addition to those generally associated with foreign investing. The extent of economic development, political stability, and market depth varies widely in comparison to more developed markets. Emerging market economies may be subject to greater social, economic, and political uncertainties or may be based on only a few industries. All of these factors can make emerging market securities more volatile and potentially less liquid than domestic securities. AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: With respect to 75% of its total assets, each of International Capital Appreciation and Overseas may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies. Emerging Markets Income is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in any issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
INTERNATIONAL CAPITAL APPRECIATION FUND seeks capital appreciation. OVERSEAS FUND seeks growth of capital primarily through investments in foreign securities.
EMERGING MARKETS INCOME FUND seeks a high level of current income by investing primarily in debt securities and other instruments of issuers in emerging markets. As a secondary objective, the fund seeks capital appreciation.
With respect to 75% of its total assets, each of International Capital Appreciation and Overseas may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee for each of International Capital Appreciation and Emerging Markets Income is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets. For Overseas, the fee is calculated by taking a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the EAFE Index.
The basic fee rate (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for International Capital Appreciation and Overseas or 0.37% for Emerging Markets Income, and it drops as total assets under management increase.
The performance adjustment rate is calculated monthly by comparing Overseas performance to that of the EAFE Index over the most recent 36-month period. The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
For the purposes of calculating the performance adjustment for Overseas, the fund's investment performance will be based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.
The following table states the management fee rates for Overseas and
Emerging Markets Income for the fiscal year ended 199   7    , and the
estimated management fee rate for International Capital Appreciation.

                                                  GROUP FEE
            INDIVIDUAL
            TOTAL

                                                  RATE                  FUND
                  MANAGEMENT

                                                                        FEE RATE               FEE RATE

   INTERNATIONAL CAPITAL APPRECIATION[A]                     %                      %                     %

   OVERSEAS[B]                                               %                      %                     %

   EMERGING MARKETS INCOME                                   %                      %                     %


[A] ESTIMATED
[B] THE BASIC FEE RATE FOR THE FISCAL YEAR ENDED 199   7     WAS
   ___    % FOR OVERSEAS.
FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ and FIIA. FIIA in turn has a sub-advisory agreement with FIIA(U.K.)L. These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice. The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
For the fiscal year ended 199   7    , FMR, on behalf of Overseas and
Emerging Markets Income, paid FMR U.K., FMR Far East, FIIA, and FIJ
fees equal to less than    ___    % and ___%, respectively, of each
fund's average net assets.
OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for the Institutional Class of each fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share
(NAV) and dividends for the Institutional Class of each fund, and maintains the general accounting records and administers the securities lending program for each fund. For the fiscal year ended
199   7    , transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.

                                     TRANSFER AGENCY              PRICING AND

                                     FEES PAID BY
                BOOKKEEPING FEES

                                     INSTITUTIONAL CLASS          PAID BY FUND

   OVERSEAS                                        %                           %

   EMERGING MARKETS INCOME                         %                           %


The Institutional Class of each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of Institutional Class shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, Institutional Class shares. Currently, the Board of Trustees of each fund has authorized such payments.
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
The portfolio turnover rate for International Capital Appreciation is not expected to exceed 200% for its first fiscal period ending October 31, 1998. The portfolio turnover rate for Overseas and Emerging
Markets Income for the fiscal year ended 199   7     was    __    %
and    ___    %, respectively. These rates will vary from year to
year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


TYPES OF ACCOUNTS
When you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed at right.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers a fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or your investment professional directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 1/2 (checkmark)(solid club) with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) 401(K) PLANS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) MONEY PURCHASE/PROFIT SHARING PLANS (KEOGH PLANS) are tax-deferred pension accounts designated for employees of unincorporated businesses or for persons who are self-employed.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employed income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Contact your investment professional.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of Institutional Class is the class's net asset value per share (NAV). Institutional Class's shares are sold without a sales charge.
Your shares will be purchased at the next NAV calculated after your
order is received    in proper form    . Institutional Class's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.
Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be held liable for resulting fees and/or losses.
Share certificates are not available for Institutional Class shares. IF YOU ARE NEW TO THE FIDELITY ADVISOR FUNDS, complete and sign an account application and mail it along with your check. You may also open your account by wire as described on page . If there is no account application accompanying this prospectus, call 1-800-843-3001 or your investment professional.
If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your investment professional for more information and a retirement account application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY ADVISOR FUND, you
can:
(small solid bullet) Mail an account application with a check,
(small solid bullet) Place an order and wire money into your account, (small solid bullet) Open your account by exchanging from the same class of another Fidelity Advisor fund or from another Fidelity fund, or
(small solid bullet) Contact your investment professional.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT $2,500
For Fidelity Advisor IRA, Rollover IRA, SEP-IRA and Keogh accounts
$500
Through regular investment plans*  $1,000
TO ADD TO AN ACCOUNT $250
For Fidelity Advisor IRA, Rollover IRA, SEP-IRA and Keogh accounts
$100
Through regular investment plans*  $100
MINIMUM BALANCE $1,000
For Fidelity Advisor IRA, Rollover IRA, SEP-IRA and Keogh accounts
None
*AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $1,000, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED. FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
For further information on opening an account, please consult your investment professional or refer to the account application.
    TO OPEN AN ACCOUNT   TO ADD TO AN ACCOUNT





PHONE          (SMALL SOLID BULLET) EXCHANGE FROM THE SAME CLASS
               OF ANOTHER FIDELITY ADVISOR FUND                  (SMALL SOLID BULLET) EXCHANGE FROM THE SAME CLASS OF
                                                                 ANOTHER FIDELITY ADVISOR FUND
1-800-843-3001
OR YOUR        OR FROM ANOTHER FIDELITY FUND ACCOUNT WITH THE
               SAME                                              OR FROM ANOTHER FIDELITY FUND ACCOUNT WITH THE SAME
INVESTMENT
PROFESSIONAL   REGISTRATION, INCLUDING NAME, ADDRESS, AND
               TAXPAYER ID NUMBER.                               REGISTRATION, INCLUDING NAME, ADDRESS, AND TAXPAYER ID
                                                                 NUMBER.

MAIL
(MAIL_GRAPHIC) (SMALL SOLID BULLET) COMPLETE AND SIGN THE
               ACCOUNT APPLICATION. MAKE YOUR CHECK             (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE COMPLETE
                                                                 NAME OF THE FUND OF
               PAYABLE TO THE COMPLETE NAME OF THE FUND OF YOUR
               CHOICE AND                                        YOUR CHOICE AND NOTE THE APPLICABLE CLASS. INDICATE YOUR
                                                                 FUND
               NOTE THE APPLICABLE CLASS. MAIL TO THE ADDRESS
               INDICATED ON THE                                  ACCOUNT NUMBER ON YOUR CHECK AND MAIL TO THE ADDRESS
                                                                 PRINTED
               APPLICATION.                                      ON YOUR ACCOUNT STATEMENT.
                                                                 (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL 1-800-843-3001
                                                                 OR YOUR INVESTMENT
                                                                 PROFESSIONAL FOR INSTRUCTIONS.

IN PERSON
(HAND_GRAPHIC) (SMALL SOLID BULLET) BRING YOUR ACCOUNT
               APPLICATION AND CHECK TO YOUR INVESTMENT          (SMALL SOLID BULLET) BRING YOUR CHECK TO YOUR INVESTMENT
                                                                 PROFESSIONAL.
               PROFESSIONAL.

WIRE
(WIRE_GRAPHIC) (SMALL SOLID BULLET) CALL 1-800-843-3001 TO SET
               UP YOUR ACCOUNT AND TO ARRANGE A                 (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
               WIRE TRANSACTION. NOT AVAILABLE FOR RETIREMENT
               ACCOUNTS.
               (SMALL SOLID BULLET) WIRE TO:                    (SMALL SOLID BULLET) WIRE TO:
               BANKER'S TRUST CO.                               BANKER'S TRUST CO.
               ROUTING # 021001033                              ROUTING # 021001033
               FIDELITY DART DEPOSITORY                         FIDELITY DART DEPOSITORY
               ACCOUNT T# 00159759                              ACCOUNT # 00159759
               FBO: (ACCOUNT NAME)                              FBO: (ACCOUNT NAME)
               (ACCOUNT NUMBER)                                (ACCOUNT NUMBER)

               SPECIFY THE COMPLETE NAME OF THE FUND OF YOUR
               CHOICE, NOTE                                    SPECIFY THE COMPLETE NAME OF THE FUND OF YOUR CHOICE, NOTE
                                                               THE
               THE APPLICABLE CLASS AND INCLUDE YOUR NEW
               ACCOUNT NUMBER AND                              APPLICABLE CLASS AND INCLUDE YOUR ACCOUNT NUMBER AND YOUR
               YOUR NAME.                                      NAME.

AUTOMATICALLY
(AUTOMATIC_
GRAPHIC)       (SMALL SOLID BULLET) NOT AVAILABLE.             (SMALL SOLID BULLET) USE FIDELITY ADVISOR SYSTEMATIC
                                                               INVESTMENT PROGRAM. SIGN UP
                                                               FOR THIS SERVICE WHEN OPENING YOUR ACCOUNT, OR CALL YOUR
                                                               INVESTMENT PROFESSIONAL TO BEGIN THE PROGRAM.


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of Institutional Class is the class's NAV. Your shares will be sold at the next NAV calculated after your order
is received    in proper form    . Institutional Class's NAV is
normally calculated each business day at 4:00 p.m. Eastern time.
It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY ADVISOR RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of the same class of another Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open (account minimum
balances do not apply to retirement    and Fidelity Defined Trust
    accounts).
TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner,
(small solid bullet) The redemption proceeds are being transferred to a Fidelity Advisor account with a different registration, (small solid bullet) You wish to set up the bank wire feature, or (small solid bullet) You wish to have redemption proceeds wired to a non-predesignated bank account.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) The applicable class name, (small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table on page .
Deliver your letter to your investment professional, or mail it to the following address:
Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081
Unless otherwise instructed, Fidelity will send a check to the record address.



              ACCOUNT TYPE                                          SPECIAL REQUIREMENTS

PHONE         SMALL SOLID BULLET) ALL ACCOUNT TYPES EXCEPT
              RETIREMENT                                            (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
1-800-843-3001
OR YOUR       (SMALL SOLID BULLET) ALL ACCOUNT TYPES                (SMALL SOLID BULLET) YOU MAY EXCHANGE TO THE SAME CLASS
                                                                    OF OTHER FIDELITY ADVISOR
INVESTMENT
PROFESSIONAL                                                        FUNDS OR TO OTHER FIDELITY FUNDS IF BOTH ACCOUNTS ARE
                                                                    REGISTERED
                                                                    WITH THE SAME NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL
(MAIL_GRAPHIC)(SMALL SOLID BULLET) INDIVIDUAL, JOINT TENANT, SOLE
              PROPRIETORSHIP, UGMA, UTMA                            (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE
                                                                    SIGNED BY ALL PERSONS REQUIRED TO
                                                                    SIGN FOR TRANSACTIONS, EXACTLY AS THEIR NAMES APPEAR ON
                                                                    THE
                                                                    ACCOUNT.
              (SMALL SOLID BULLET) RETIREMENT ACCOUNT              (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                                   RETIREMENT DISTRIBUTION
                                                                   FORM. CALL 1-800-843-3001 OR YOUR INVESTMENT PROFESSIONAL
                                                                   TO
              (SMALL SOLID BULLET) TRUST                           REQUEST ONE.
                                                                  (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER
                                                                  INDICATING CAPACITY AS TRUSTEE. IF THE
                                                                   TRUSTEE'S NAME IS NOT IN THE ACCOUNT REGISTRATION,
                                                                   PROVIDE A COPY OF
              (SMALL SOLID BULLET) BUSINESS OR ORGANIZATION        THE TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
              (SMALL SOLID BULLET) EXECUTOR, ADMINISTRATOR,
              CONSERVATOR/GUARDIAN                                (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY
                                                                  CORPORATE RESOLUTION TO ACT ON
                                                                  THE ACCOUNT MUST SIGN THE LETTER.
                                                                  (SMALL SOLID BULLET) CALL 1-800-843-3001 OR YOUR
                                                                  INVESTMENT PROFESSIONAL FOR
                                                                  INSTRUCTIONS.

WIRE
(WIRE_GRAPHIC) ALL ACCOUNT TYPES EXCEPT RETIREMENT                (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE
                                                                  BEFORE USING IT. TO VERIFY
                                                                  THAT IT IS IN PLACE, CALL 1-800-843-3001. MINIMUM WIRE:
                                                                  $500.
                                                                  (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE
                                                                  RECEIVED    IN PROPER FORM     BY
                                                                  FIDELITY BEFORE 4:00 P.M. EASTERN TIME FOR MONEY TO BE
                                                                  WIRED ON
                                                                  THE NEXT BUSINESS DAY.


INVESTOR SERVICES
Fidelity Advisor funds provide a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements after certain transactions
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call your investment professional if you need additional copies of financial reports and prospectuses.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your Institutional Class shares and buy Institutional Class shares of other Fidelity Advisor funds or shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page .
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account. Accounts with a value of $10,000 or more in Institutional Class shares are eligible for this program.
One easy way to pursue your financial goals is to invest money regularly. Fidelity Advisor funds offer convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.
REGULAR INVESTMENT PLANS
FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY ADVISOR FUND



MINIMUM  MINIMUM
INITIAL  ADDITIONAL   FREQUENCY                        SETTING UP OR CHANGING
$1,000  $100          Monthly, bimonthly, quarterly,   (small solid bullet) For a new account, complete the appropriate section on the application.
                      or semi-annually                 (small solid bullet) For existing accounts, call your investment professional for an application.
                                                       (small solid bullet) To change the amount or frequency of your investment, contact your investment professional directly, or call 1-800-843-3001. Call at least 10 business days prior to your next scheduled investment date.


   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Each fund pays capital gains, if any, in December and may pay additional capital gains after the close of its fiscal year. Normally, dividends for International Capital Appreciation and Overseas are distributed in December; dividends for Emerging Markets Income are declared daily and paid monthly. DISTRIBUTION OPTIONS
When you open an account, specify on your account application how you want to receive your distributions. The funds offer four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) PROGRAM. Your dividend distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund. You will be sent a check for your capital gain distributions or your capital gain distributions will automatically be reinvested in additional shares of the same class of the fund.
If you select distribution option 2, 3, or 4 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, those checks will be reinvested in your account at the current NAV and your election may be converted to the Reinvestment Option. To change your distribution option, call your investment professional directly or call 1-800-843-3001.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When each of International Capital Appreciation and Overseas deducts a distribution from its NAV, the reinvestment price is the applicable class's NAV at the close of business that day. Dividends from Emerging Markets Income will be reinvested at the applicable class's NAV on the last day of the month. Capital gain distributions from Emerging Markets Income will be reinvested at the NAV as of the date the
   fund     deducts the distributions from its NAV. The mailing of
distribution checks will begin within seven days, or longer for a December ex-dividend date.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains.
Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.
You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a class has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, each fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.
Each fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations and information furnished by a pricing service are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE    OR
ELECTRONICALLY    . Fidelity    will not be responsible     for    any
    losses resulting from unauthorized transactions if it
follow   s     reasonable    security     procedures designed to
verify the identity of the    investor    . Fidelity will request
personalized security codes or other information, and may also record
calls.    For transactions conducted through the Internet, Fidelity
recommends the use of an Internet browser with 128-bit encryption.
    You should verify the accuracy of    your     confirmation
statements immediately after    you receive them    . If you do not
want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
(small solid bullet) Automated Purchase Orders: For shares of Emerging Markets Income, you begin to earn dividends as of the day your funds are received.
(small solid bullet) Other Purchases: For shares of Emerging Markets Income, you begin to earn dividends as of the first business day following the day your funds are received.
AUTOMATED PURCHASE ORDERS. Institutional Class shares can be purchased or sold through investment professionals utilizing an automated order placement and settlement system that guarantees payment for orders on a specified date.
CONFIRMED PURCHASES. Certain financial institutions that meet FDC's creditworthiness criteria may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by the next business day, the order will be canceled and the financial institution will be liable for any losses.
TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or automatic investment plans. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares of Emerging Markets Income will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using a systematic investment program, certain (Network Level I and III) accounts which are maintained through National Securities Clearing Corporation (NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans) maintained (i) by FIIOC and
(ii) through NSCC; provided those accounts are registered under the same primary social security number.
IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $1,000 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC will, at its expense, provide promotional incentives such as sales contests and luxury trips to investment professionals who support the sale of shares of the funds. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund or class you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund or class, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage difference between that fund's sales charge and any sales charge you may have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge. (small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify these exchange privileges in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose fees of up to 1.00% on purchases, administrative fees of up to $7.50, and trading fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.
APPENDIX A
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
APPENDIX B
OVERSEAS - INSTITUTIONAL CLASS







Calendar year total returns+                                     1991   1992   1993   1994   1995   1996      1997


OVERSEAS - INSTITUTIONAL CLASS[   A    ]                         %      %      %      %      %      %         %


Morgan Stanley EAFE Index                                        %      %      %      %      %      %         %


Lipper International Funds Average[   B    ]                     %      %      %      %      %      %         %


Consumer Price Index                                             %      %      %      %      %      %         %




PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
(LARGE SOLID BOX) OVERSEAS - INSTITUTIONAL CLASS
EMERGING MARKETS INCOME - INSTITUTIONAL CLASS






Calendar year total returns+                                                                     1995   1996      1997


EMERGING MARKETS INCOME - INSTITUTIONAL CLASS                                                    %      %         %


JP Morgan Emerging Markets Bond Index Plus                                                       %      %         %


Lipper Emerging Markets Debt Funds Average[   C    ]                                             %      %         %


Consumer Price Index                                                                             %      %         %




   Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: nil
   (LARGE SOLID BOX) EMERGING MARKETS INCOME -
   INSTITUTIONAL CLASS
+ INITIAL OFFERING OF INSTITUTIONAL CLASS OF OVERSEAS AND EMERGING MARKETS INCOME TOOK PLACE ON JULY 3, 1995. INSTITUTIONAL CLASS RETURNS PRIOR TO JULY 3, 1995 ARE THOSE OF CLASS T WHICH REFLECT A 12B-1 FEE OF 0.65% FOR OVERSEAS AND 0.25% FOR EMERGING MARKETS INCOME. TOTAL RETURNS FOR INSTITUTIONAL CLASS PRIOR TO JULY 3, 1995 WOULD HAVE BEEN HIGHER IF CLASS T'S 12B-1 FEE HAD NOT BEEN REFLECTED.
[A]    PRIOR TO DECEMBER 1, 1992, OVERSEAS OPERATED UNDER A DIFFERENT
INVESTMENT OBJECTIVE. ACCORDINGLY, THE FUND'S HISTORICAL PERFORMANCE MAY NOT REPRESENT ITS CURRENT INVESTMENT POLICIES.
[B]    THE LIPPER INTERNATIONAL FUNDS AVERAGE CURRENTLY REFLECTS THE
PERFORMANCE OF OVER ___MUTUAL FUNDS WITH SIMILAR OBJECTIVES.
[C]    THE LIPPER EMERGING MARKETS DEBT FUNDS AVERAGE CURRENTLY
REFLECTS THE PERFORMANCE OF OVER __ MUTUAL FUNDS WITH SIMILAR
OBJECTIVES.
 FIDELITY ADVISOR FUNDS:
 CLASS A, CLASS T, CLASS B, CLASS C, INSTITUTIONAL CLASS, AND INITIAL
CLASS
CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10....................................    Cover Page

11....................................    Cover Page

12....................................    Description of the Trusts

13 a-c..............................      Investment Policies and Limitations

     d.................................   Portfolio Transactions

14 a-c..............................      Trustees and Officers

15 a-c .............................      Trustees and Officers

16 a  i..............................     FMR

         ii............................   Trustees and Officers

         iii...........................   Management Contracts

     b.................................   Management Contracts

     c.................................   *

     d.................................   Contracts with FMR Affiliates

     e.................................   *

     f.................................   Distribution and Service Plans

     g.................................   *

     h.................................   Description of the Trusts

     i.................................   Contracts with FMR Affiliates

17 a-d.............................       Portfolio Transactions

     e.................................   *

18 a.................................     Description of the Trusts

     b.................................   *

19 a.................................     Additional Purchase, Redemption, and Exchange
                                          Information

     b.................................   Valuation; Additional Purchase, Redemption, and
                                          Exchange Information

     c.................................   *

20....................................    Distributions and Taxes

21 a, b.............................      Contracts with FMR Affiliates; Distribution and
                                          Service Plans

     c.................................   *

22 a    .............................     *

     b ................................   Performance

23....................................    Financial Statements


* Not Applicable


FIDELITY ADVISOR FUNDS
CLASS A, CLASS T, CLASS B, CLASS C, INSTITUTIONAL CLASS, AND INITIAL
CLASS
STATEMENT OF ADDITIONAL INFORMATION
   FEBRUARY 28, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectuses (dated February 28, 1998) for Class A, Class T, Class B, Class C,
Institutional Class, and Initial Class shares   .     Initial Class
shares are available only to current Initial Class shareholders. Please retain this document for future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of a Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888 or your investment professional.

TABLE OF CONTENTS                                                               PAGE

Investment Policies and Limitations

Special Considerations Affecting Canada

Special Considerations Affecting Latin America

Special Considerations Affecting Japan, the Pacific Basin, and Southeast Asia

Special Considerations Affecting Europe

   Special Considerations Affecting Africa

Portfolio Transactions

Valuation

Performance

   Additional Purchase, Redemption and Exchange Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Distribution and Service Plans

Contracts with FMR Affiliates

Description of the Trusts

Financial Statements

Appendix


   ACOM-ptb-0298
For more information on any Fidelity fund, including charges and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.
GROWTH FUNDS
Fidelity Advisor TechnoQuan   tSM     Growth Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Strategic Opportunities Fund
Fidelity Advisor Large Cap Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund    (formerly Fidelity Advisor
High Income Municipal Fund)
Fidelity Advisor Municipal Bond Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.) Limited
(FIIA(U.K.)L)
Fidelity Investments Japan Limited (FIJ)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENTS
Fidelity Investments Institutional Operations Company, Inc. (FIIOC) (Class A, Class T, Class B, Class C, and Institutional Class - Taxable Funds)
UMB Bank, n.a. (UMB) (Class A, Class T, Class B, Class C, Institutional Class, and Initial Class - Municipal Funds)
Fidelity Service Company, Inc. (FSC) (Initial Class - Taxable Funds) INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940
Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
TECHNOQUANT   SM     GROWTH FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INTERNATIONAL CAPITAL APPRECIATION FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
OVERSEAS FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    Th    e fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
MID CAP FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).        T   he     fund will not borrow from other
funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
EQUITY GROWTH FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite any issue of securities (to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than obligations issued or guaranteed by the Government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
GROWTH OPPORTUNITIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
STRATEGIC OPPORTUNITIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
LARGE CAP FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
GROWTH & INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
EQUITY INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
BALANCED FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .

EMERGING MARKETS INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (2)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more that 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
HIGH YIELD FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the value of the fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(5) purchase the securities any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
STRATEGIC INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933, in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (2)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more that 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
MORTGAGE SECURITIES FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase any security if, as a result thereof, more than 25% of the value of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities);
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)). T   he fu    nd will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (i) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
GOVERNMENT INVESTMENT FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940.
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)   ).     T   he     fund will not borrow from other
funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
INTERMEDIATE BOND FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment), in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3   ))    . T   he     fund will not borrow from other
funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .

SHORT FIXED-INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).        T   he     fund will not borrow from other
funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (i) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .

MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)). T   he     f   und     will not borrow from other
funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of investment limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
MUNICIPAL BOND FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).        T   he     fund will not borrow from other
funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
For purposes of limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .


INTERMEDIATE MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
(10) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    Th    e fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of investment limitations (1) and (5), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures contracts and options, see the section entitled "Limitations on Futures and Options Transactions" on page .
SHORT-INTERMEDIATE MUNICIPAL INCOME FUND
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry;
(5) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (2)).    The     fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
For purposes of investment limitations (4) and (i), FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
THE FOLLOWING PAGES CONTAIN MORE DETAILED INFORMATION ABOUT TYPES OF INSTRUMENTS IN WHICH A FUND MAY INVEST, STRATEGIES FMR MAY EMPLOY IN PURSUIT OF A FUND'S INVESTMENT OBJECTIVE, AND A SUMMARY OF RELATED RISKS. FMR MAY NOT BUY ALL OF THESE INSTRUMENTS OR USE ALL OF THESE TECHNIQUES UNLESS IT BELIEVES THAT DOING SO WILL HELP A FUND ACHIEVE ITS GOAL.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES.    Asset-backed securities     represent
interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
CLOSED-END INVESTMENT COMPANIES. A fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
DELAYED-DELIVERY TRANSACTIONS. A fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. A fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity, or could suffer a loss.
A fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
DIRECT INVESTMENT IN MORTGAGES.    (Mortgage Securities Fund only)
Although    the fund     has no current intention to invest directly
in mortgages, it may in the future invest up to 10% of the value of total assets directly in mortgages securing residential real estate. These mortgages are normally available from lending institutions which group together a number of mortgages (usually 10 to 50) for resale and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. The vendor of such mortgages receives a fee from the fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, these constitute direct investment in mortgages inasmuch as the fund, rather than a financial intermediary, becomes the mortgagee. At present, such investments are considered to be illiquid by FMR. The fund will invest in such mortgages only if FMR has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that purchase of the mortgages should not present a significant risk of loss to the fund.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs)        as well as other "hybrid"
forms of ADRs        including European Depositary Receipts (EDRs) and
Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and
corporate actions. ADRs are    an     alternative        to directly
purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FANNIE MAES AND FREDDIE MACS are pass-through securities issued by
F    annie Mae and the Federal Home Loan Mortgage Corporation (FHLMC),
respectively. Fannie Mae and FHLMC, which guarantee payment of interest and principal on Fannie Maes and Freddie Macs, are federally chartered corporations supervised by the U.S. Government and acting as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full
faith and credit of the    United States     Government; however,
their close relationship with the U.S. Government makes them high quality securities with minimal credit risks.
FEDERALLY TAXABLE OBLIGATIONS. Under normal conditions, the municipal funds do not intend to invest in securities whose interest is federally taxable. However, from time to time on a temporary basis, each municipal fund may invest a portion of its assets in fixed-income obligations whose interest is subject to federal income tax.
Should a municipal fund invest in federally taxable obligations, it would purchase securities that, in FMR's judgment, are of high quality. These would include those obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. The funds' standards for high-quality, taxable obligations are essentially the same as those described by Moody's Investor Service (Moody's) in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by Standard & Poor's (S&P) in rating corporate obligations within its two highest ratings of A-1 and A-2.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the municipal funds' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the municipal funds' holdings would be affected and the Trustees would reevaluate the municipal funds' investment objectives and policies.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should
the counte   rp    arty desire to resell that currency to the dealer.
Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of the security purchased by the fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of a default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in
emerging markets or relating to emerging markets        may involve
issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a
portion of its assets; or supporting or opposing third   p    arty
takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    sections     pertain to futures
and options   :     Asset Coverage for Futures and Options Positions,
Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.    The
fund   s     will comply with guidelines established by the SEC with
respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500(registered trademark)). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Each fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on each fund's investments in futures contracts and options, and each fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (OTC) (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government-stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, municipal lease obligations, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net
assets   ,     or other circumstances, a fund were in a position where
more than 10% or 15% of its net assets (see each fund's non-fundamental investment limitations) was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change. A mortgage-indexed security, for example, could be synthesized to replicate the performance of mortgage securities and the characteristics of direct ownership. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the
performance of the security   ,     currency or other instrument to
which they are indexed, and may also be influenced by interest rate
changes in the United States and abroad   .     At the same time,
indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if
the issuer's creditworthiness deteriorates.        Recent issuers of
indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Municipal Income, Municipal Bond, Intermediate Municipal
Income,    and     Short-Intermediate Municipal Income currently
intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
INVERSE FLOATERS have variable interest rates that typically move in the opposite direction from prevailing short-term interest rate levels
- rising when prevailing short-term interest rates fall, and vice versa. This interest rate feature can make the prices of inverse floaters considerably more volatile than bonds with comparable maturities.
ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies,
political subdivisions, or instrumentalities   ;     (2) the security
has its primary trading market in that country; or (3) the issuer is organized under the laws of the country, derives at least 50% of its
revenues or profits from goods sold, investments made   ,     or
services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by a fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. A fund may purchase lower-quality debt securities that have poor protection with respect to the payment of
interest and repayment of principal   , or may be in default.
    These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for a fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. LOWER-QUALITY MUNICIPAL SECURITIES. A fund may invest a portion of its assets in lower-quality municipal securities as described in the Prospectus.
While the market for municipals is considered to be substantial, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a fund to value its portfolio securities, and a fund's ability to dispose of lower-quality bonds. The outside pricing services are monitored by FMR and reported to the Board to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MORTGAGE-BACKED SECURITIES. A fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as
collateralized mortgage obligations    or     CMOs, make payments of
both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a fund may invest in them if FMR determines they are consistent with the fund's investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
MUNICIPAL LEASES and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract, and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.
Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations.
MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund.
MUNICIPAL SECTORS:
EDUCATION. In general, there are two types of education-related bonds; those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral during periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
ELECTRIC        UTILITIES. The electric utilities industry has been
experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand,
(d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.
HEALTH CARE. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
HOUSING. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They
   generally     are secured by the revenues derived from mortgages
purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.
TRANSPORTATION. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier
   who     uses the airport as a hub. Air traffic generally
   follows     broader economic trends and is also affected by the
price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads, and the general economic health of the area. Fuel costs and availability also affect other transportation-related securities, as does the presence of alternate forms of transportation, such as public transportation.
WATER AND SEWER. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REFUNDING CONTRACTS. A fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and a fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. A fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). A fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect a fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of a fund's assets and may be viewed as a form of leverage. SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange (NYSE) and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. A fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SOVEREIGN DEBT OBLIGATIONS. A fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
STANDBY COMMITMENTS are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund may acquire standby commitments to enhance the liquidity of portfolio securities.
Ordinarily a fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a fund would pay a higher price for the securities acquired, thus reducing their yield to maturity.
Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. FMR may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by a letter of credit. In evaluating a foreign bank's credit, FMR will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.
Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with a fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the rights to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
TENDER OPTION BONDS are created by coupling an intermediate - or long-term, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for a fund, FMR will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.
VARIABLE OR FLOATING RATE OBLIGATIONS, including certain participation interests in municipal instruments, have interest rate adjustment formulas that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit a fund to sell them at par value plus accrued interest on short notice. In many instances bonds and participation interests have tender options or demand features that permit a fund to tender (or put) the bonds to an institution at periodic intervals and to receive the
principal amount thereof.    A     fund consider   s     variable rate
instruments structured in this way (Participating VRDOs) to be
essentially equivalent to other VRDOs    it     purchase. The IRS has
not ruled whether the interest on Participating VRDOs is
tax-exempt   . A     fund may also invest in fixed-rate bonds that are
subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise.
WARRANTS   . Warrants     are securities that give a fund the right to
purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS   . Zero coupon bonds     do not make interest
payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation
(FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.
SPECIAL CONSIDERATIONS AFFECTING CANADA
   Canada is one of the richest nations in the world in terms of natural resources. Within this sector particularly strong commodities are forest products, mining and metals products, and agricultural products such as grains. Additionally, energy related products such as oil, gas and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by such basic materials stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance.
   Canada is a confederation of 10 provinces with a parliamentary system of government. The area, the world's second largest nation by landmass, is inhabited by 30.2 million people, most of whom are decedents of France, the United Kingdom and indigenous peoples. The country has a work force of over 15 million, spread out over a variety of industries from trade, manufacturing, and mining to finance, construction and government. While the country has many institutions which closely parallel the US, such as a transparent stock market and similar accounting practices, it differs from the US in that it has an extensive social welfare system, much more akin to European welfare states.
   The confederated structures combined with recent financial pressure on the federal government have pushed some provinces, Quebec in particular, to call for a reevaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. This issue came to a head in 1995 with a referendum on Quebec sovereignty, which was ultimately won by Ottawa (50.56%-49.44%). The very narrow defeat of the referendum and the return of Bloc Quebecois to parliament with a lower but still substantial number of seats indicate that the issue is far from resolved. Accordingly, a large amount of the government's energy is spent considering new constitutional arrangements. In the meantime, markets react to the periodic escalations of separatist calls with caution.
   The current government of the Liberal party was reelected in June 1997 with a clear majority of 155 of the 301 parliamentary seats. This is a drop in majority status during their previous government, during which they held 60% of the seats. Opposition is currently divided amongst 4 parties, none of which occupies more than 60 seats. The historical opposition to the Liberals, the Conservatives, has had to fight back onto the political stage after being marginalized in the 1993 elections. Reclaiming enough seats in 1997 to be restored to official status, the Conservatives currently hold 20 seats.
   Economically, GDP growth in Canada was 1.5% in 1996, down from 2.3% in 1995. Driving growth was optimism in the government's stability and fiscal health following the Quebec referendum and the achievement of a current account surplus (which was subsequently lost, then regained in early 1997). Particularly strong market performers were financial services, real estate, utilities and merchandising. Consumer demand was strong in 1996, financed by borrowing.
   The Bank of Canada is fairly independent from the government and has the latitude to manipulate interest rates to keep inflation within its self imposed target of less than 3%. The Canadian dollar has benefited from internal fiscal successes, specifically the balancing of the current account. Despite the strong link to the US dollar, the Bank of Canada won't automatically raise rates in response to US hikes.
   The US is Canada's biggest trading partner, representing over 75% of total trade. Strong export industries are energy, mining and forest products. Canada is the largest energy supplier to the US. Main imports are industrial machinery and chemicals. The US is also Canada's largest foreign investor, responsible for 71% of all FDI in Canada (worth approximately $87 billion). Main targets for investment are metals and mining industries, energy, and finance.
   Recently the Finance Ministry has kept demands for spending on social programs at bay in the name of eradicating the budget deficit. Once they feel this is firmly behind them, social spending could possibly resume.
   Privatization programs, meeting gathering opposition from trade unions, interest groups and the general public, are slowly shrinking, with many large-scale services remaining public.
   There are four primary securities exchanges in Canada: Toronto, Montreal, Vancouver, and Alberta. The Toronto and Montreal exchanges list the older, larger, more established firms. Combined, these two exchanges accounted for 95.2% of the total trading value in 1996. The Vancouver and Alberta exchanges list smaller, younger start up firms which tend to represent the natural resource sectors. In 1996 these two exchanges accounted for 4.8% of the total value of equity trading.
SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICA
   Latin America represents one of the world's more advanced emerging markets. With a total population of 427 million and its abundant natural resources, the area is a prime trading partner for the US and Canada. In Latin America exports represent, on average, 16.6% of GDP. Strong export sectors are petroleum, manufactured goods, agricultural commodities such as coffee and beef, and metals and mining products. GDP growth in Latin America as a region was 3.4% in 1996, up from 0.1% in 1995. Recognizing the important role of international trade as a component of GDP, the countries of Latin America have formed strong regional trade organizations, notably MERCOSUR. Talk of extending NAFTA down through Latin America indicates some desire to tie the economies even closer to those of the north.
   Politically, Latin American countries generally have strong presidential systems closely modeled on the US. Their transition to democracy, largely complete in most countries, nevertheless allows for a considerable military influence, reflecting the strong authoritarian leanings of a large portion of the population. The countries all enjoy good relations with the United States, with whom they cooperate on a range of non-economic matters, such as preservation of the environment and drug control. Monetarist minded governments were responsible for the successful staving off of contagion from the recent currency crisis in Mexico, increasing their stature in the eyes of most capital market participants.
   ARGENTINA. Prior to 1989, Argentine politics were characterized by populist leaders, sometimes democratically elected and sometimes not, who ruled with the overt support of the military. Coups and outright military rule were not uncommon. Economic polices were highly protectionist, with significant barriers and restrictions on foreign trade and investment. Markets were highly regulated and the state was heavily involved in many industries. Inflation was routinely high and growth stagnant.
   President Carlos Menem was first elected to office in 1989 and undertook a program of deregulation, liberalization and macroeconomic reform. The results have been positive. Growth in 1996 was 4.4%, up from -4.4% in 1995. Argentina's growth, averaging over 7% from 1991 to 1994, has been driven primarily by domestic consumption. In the wake of the Mexican currency crisis, however, banking liquidity has been restrained. While deposits have increased in reaction to peso stabilization, lending has not, putting downward pressure on consumer spending. The positive effect is that inflation, well over 150% at the beginning of the decade, was 0.4% in 1996. Still troublesome for Argentina is unemployment, quite high at 17%. Menem's economic liberalization policies have succeeded in attracting foreign investment. From the US alone, approximately $10 billion was invested by 1996. Investors have been most attracted to the telecommunications, finance, and energy sectors.
   Argentina enjoys a positive trade balance. The export economy is heavily weighted toward agriculture, which represents 60% of the total value of all Argentine exports. Primary products are livestock, oilseeds, and grain. Argentina's single biggest trading partner is Brazil, and the US is the second. Primary imports are machinery, vehicles and chemicals.
   The resignation of Economy Minister Domingo Cavallo in July 1996 was initially greeted with skepticism from the markets. Cavallo was widely recognized as the man responsible for ensuring the convertibility of the peso by pegging it to the dollar, a move which saved Argentina from the hyperinflation and continuous drops in output which could have followed from the Mexican crisis in 1994. Confidence was quickly restored, however, with the appointment of Roque Fernandez, who promptly reaffirmed commitment to Cavallo's plan and introduced further measures for fiscal stability.
   The central bank's main priority is maintaining convertibility against the dollar. It is very active in the foreign exchange market and even assists local firms with liquidity problems.
   Legislative elections to be held in October, 1997 could prove to be critical for Menem, who still has an extensive economic reform agenda which includes further privatizations, labor market reforms and a revamped tax policy. Failure to retain a friendly majority in the Lower House of congress could deprive Menem of the support he needs to pass such reforms.
   The next presidential election is due in 1999. In accordance with the constitution, Menem, a member of the Peronist party, can not seek a third consecutive term. The next election is likely to present a third candidate to the voters beyond the traditional contestants from the Peronist and Radical parties. Frepaso, a center-left alliance, first emerged in the 1995 elections and by 1999 could build itself up enough to promote a viable alternative to the older parties. It is uncertain how policies would be effected by the systemic change from a predominantly two party system to a three way game.
   BRAZIL. Brazil is the largest country in South America and is home to vast amounts of natural resources. Its 155 million people are descendants from indigenous tribes and European immigrants. They live in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. The disenfranchised population is quite large and is a source of many of Brazil's social problems.
   The Brazilian economy is currently undergoing extensive reforms, stemming from a 1994 effort to stabilize the currency called the Real Plan. With the aim of curbing inflation, a new currency, the Real, was introduced and supported via a floating exchange band. The plan has stabilized the exchange rate and controlled inflation, which was reeling out of control in 1994 at 2,700%. Inflation in 1995 dropped to 81%, and fell even further in 1996, settling at 18.7%. At the same time, however, the Real Plan has sent the trade and current account balances into a deficit. The current account soared from $1 billion to $18 billion, and increased further in 1996 to $27 billion.
   Other objectives of the administration of the current President, Fernando Henrique Cardoso, are trade liberalization and privatization, but these efforts are sporadic and often stalled by special interests in the legislature. Some privatization efforts are performing well, particularly in the utilities sector. Utilities and telecommunications have been key draws for foreign investment, and foreign direct investment (FDI) is coming in at record levels. In 1996 the country received over $9.5 billion, with $2.4 billion coming from the US. Still, there are restrictions against investments in certain industries, such as metals and mining.
   Similarly with trade liberalization, the government increased import restrictions in an effort to shrink the trade deficit and slow the growth of import consumption. This consumption was a main contributor to GDP growth in 1996, though growth was down 1% to 3.2%.

   Traditionally a primarily agricultural economy, a strong industrial sector has developed which produces metals, chemical, and manufactured consumer goods. Agriculture still plays a significant role, however, representing 11% of the GDP, 40% of exports and employing over 35% of the work force. Primary agricultural products are grains, coffee, and cattle. Regarding energy and utilities, the country is a leading producer of hydroelectric power, but they are dependent on imports for oil.
   Presidential elections will be held in 1998. President Cardoso hopes to stand for re-election but currently is unable to, given a constitutional provision on term limits. Efforts to gather congressional support for constitutional reform, allowing Cardoso to stand, could result in a great deal of special interest concessions, translating into more public spending and horse-trading over fiscal reforms.
   CHILE. Chile is a transition economy which has recently made great strides toward putting its authoritarian, statist, past behind itself. In all of Latin America, it is the country with the highest rates of growth. Averaging 7.3% so far this decade, GDP grew at 6.7% in 1996, down from 8.5% the previous year. Inflation has been steadily declining and is down over 15% in the last five years. Inflation in 1996 was 7.4%, a 0.8% drop over 1995. Unemployment in 1996 was 6.6%, particularly low for the Latin American region. Despite the fact that market capitalization fell $8 billion in 1996 to $64 billion, Chile is still considered to have one of the best performing stock markets in the region.
   Chile has a strong, interventionist central bank which focuses more on the investment community than it does on the government. Active steps are taken to control demand and inflation. One example is the practice of restricting short-term flows of foreign capital through the country.
   Interest rate hikes in 1996 are said to have restrained growth, but other factors include unfavorable weather conditions that hurt agricultural and hydroelectric power production. Mining and metals were strong performers in 1996. Of particular note was the strong showing of the country's copper industry.
   Eduardo Frei is President and is due for reelection in 1999. President Frei has been trying to decentralize the government but encounters stiff opposition from the powerful trade unions. Also high on Frei's agenda is tax reform.
   There is a considerable military component to political life in Chile. In the legislature there is strong representation by parties with authoritarian views. As part of the negotiated settlement with coup leader General Augusto Pinochet in 1990, the army chain of command ends with General Pinochet, not an elected official. Furthermore, certain seats are reserved in the Senate for appointed officials from the military. Pinochet must resign in 1998, and shortly thereafter the reserved Senate seats will fall open to election.
There are constitutional reforms currently in progress further diminishing the role and influence of the military, and thus the political transition is still underway. A successful outcome requires that the military acquiesce as it is stripped of its political powers.
   MEXICO. The Mexican economy recovered fairly well in 1996 from the currency crisis of December 1994 thanks in large part to growth in exports, peso stabilization, and massive financial assistance from the United States. Growth rebounded from its negative position of -6.2% in 1995 to reach 5.1% in 1996. The peso devaluation of 1994, prompted by mounting foreign debt, was effective in reducing the current account deficit from $30 billion to just over $1 billion, and it also pushed Mexico into a positive trade balance. The current account deficit increased in 1996 to $3.7 billion, but the trade surplus was maintained. Inflation jumped from 7% to over 50% in the year after the crisis, but was controlled in 1996, registering a drop to 28%. Inflation is the chief concern of the central bank, which takes active measures such as the setting of wage ceilings and manipulation of interest rates to control it. Domestic consumption is sluggish and has yet to return to pre-1994 levels, also contributing to the containment inflation.
   The Mexican economy is very strong in manufacturing and natural resources, specifically oil. Manufacturing alone counts for 22% of the Mexican GDP and 21% of all urban employment. The economy is also very closely tied to the US, which is responsible for 60% of all foreign investment and with whom it conducts over 75% of all trade. Trade pacts such as the North American Free Trade Agreement further integrate the economies, giving the US strong incentives to provide assistance in times of crisis. NAFTA also enabled the recent recovery, given the ease with which it allows increases in exports and investment. The Mexican stock market listed 193 companies with total capitalization of $106 billion in 1996, a 17% rise over 1995.
   Internally, the various people of the Mexican states have recently experienced a great deal of dissatisfaction with their relationship to the federal government. Most notably, in Chiapas there have been armed uprisings by indigenous groups demanding further autonomy. While the rebellions have not strongly shaken financial markets, they serve as a reminder of the diversity of Mexico, of the vast socio-economic gaps between various peoples, and of the potential for such groups to demand the attention of both their government and the world.
   Politically, the landscape changed fundamentally in July 1997. The defeat of candidates from the Institutional Revolutionary Party (PRI) in legislative elections signaled the end of decades of one party rule. Citizens now have the confidence that their votes count and that the PRI is no longer invincible. Winning every presidential election since its founding in 1929, the PRI was the country's monolithic political machine, maintaining power through rigged elections and ruling in an environment rife with intrigue and corruption. Internal pressures including armed rebellion from domestic interest groups, extensive crises and scandals caused by intra-party rivalries and corruption, and deteriorating relationships with foreign countries over financial mismanagement and mutual social problems all contributed to the establishment of fully free and unfettered elections. The response from the Mexican people was clear. Though they took the most votes (39%) for the 500-member Lower House of congress, the PRI has lost their majority, and the President is now forced to accommodate the interests of the opposition parties. Market reaction to the new Mexican political world was positive. The IPC index, consisting of 35 of the most representative stocks on the Mexican Stock Exchange, rose 3.25% the day after the election. Further financial implications of the new landscape are as yet uncertain. Relevant considerations are the effect of the new configurations on government consensus and policy making, the demands of newly empowered groups on economic and other resources, the balance of power between the executive and the legislature, and the ability of the government to maintain law and order.
   EMERGING MARKETS: LATIN AMERICA
   MARKET CAPITALIZATION IN U.S. DOLLARS
DECEMBER 1996
                      $ Billions:

   Argentina          44.7

   Brazil             429.3

   Chile              65.6

   Mexico             107.0

   Peru               13.8

   Venezuela          10.0

   Source: The Economist, The LGT Guide to World Equity Markets,
1997

   For national stock market index performance, please see the section on Performance beginning on page p. 52.
SPECIAL CONSIDERATIONS AFFECTING JAPAN, THE PACIFIC BASIN, AND
SOUTHEAST ASIA
   Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing massive foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, birth was given to rising middle classes, stimulating domestic consumption. More recently, large projects in infrastructure and energy resource development have been undertaken, again utilizing cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, governments, which are democratic, at least in a formal sense, fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.
   GDP growth in Asia increased in 1996 to 4.9% over its 1995 level of 3.2%. It is the fastest growing region of the world, with China leading the way at 9.1%. Of the 20 fastest growing economies in the world, half of them are in Asia. Inflation in 1996 was reduced to 2.6%, down from 3.0% the previous year. Nevertheless it is a significant concern given the areas high levels of domestic consumption and capital inflows.
   Manufacturing exports declined significantly in 1996, due to drops in demand, increased competition, and also strong US dollar performance. This is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the dollar and other Asian currencies is important to Asian trade balances.
   Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of the area's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would chock off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of their local currencies versus the U.S. dollar.
   JAPAN. A country of 126 million with a labor force of 64 million people, Japan is renowned as the preeminent economic miracle of the post war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the war into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the U.S. is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.
   The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1996, 1,833 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1996, TSE performance was lackluster, with the TOPIX down about 7%.
   CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.3 billion people creating a work force of 630 million. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZ's) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of the investment, totaling $37 billion by the end of 1995, has located in the southern provinces, establishing manufacturing facilities to process goods for re-export.
   The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million. Today there is a market of more that 80 million who are now able to afford middle class western goods.
   China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1996, there were 42 companies with Class B shares on the two exchanges, for a total Class B market capitalization of U.S. $4.7 billion.
   AUSTRALIA. Australia is a 3 million sq. mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system.
   The country has a western style capitalist economy with a work force of 9.2 million that is concentrated in services, mining, and agriculture. Australia's natural resources are bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. Primary trading partners are the US, Japan, South Korea, New Zealand, UK and Germany. Imports revolve around machinery and high technology equipment, while exports are heavy in the agricultural and mineral products, making them sensitive to world commodity prices.
   Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to kindle growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate. In 1995, cumulative US investment in Australia totaled more than $65 billion and accounted for 21% of total foreign investment.
   GDP growth reached 3.6% in 1996; a steady increase over the days of the early 1990's which saw a recession. The recession was followed in 1992 by a jump in growth (from 0.4-2.8%), but this initial boost seems to have leveled off. The election of a new Liberal/National coalition government after 13 years of Labor rule has brought with it new efforts to cut public spending and eliminate the projected $6 billion budget deficit. This step, coupled with a steady unemployment rate (8%), could slow down the recent ascent in growth.
   Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration.
   INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average if its performance for the current decade. Growth in the 1990's has been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation, ranging from the recent high of 9.7% in 1993 to a low of 7.1%, as witnessed last year.
   Indonesia is currently undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.
   In 1994 the country underwent deregulation measures which further boosted investment. By 1996, FDI levels dropped from the record high in 1995, and the trend was away from large projects including infrastructure to smaller more manageable projects. Many consider this a reflection of a desire to avoid the notoriously nepotism ridden bureaucracy.
   The Indonesian government is strongly authoritarian. Treatment of political opponents, workers and ethnic minorities has put Indonesia in the world spotlight with criticism of its human rights practices. One source of outspoken popular discontent is the glaring discrepancy in income distribution, particularly across ethnic lines. World attention to the problems in Indonesia has given support to the various causes, but it does not seem to have had much impact on the government. Efforts to impose sanctions on the country by both federal and state level politicians in the US have so far proven unsuccessful, but are likely to continue to persist.
   Politically, the ruling party, Golkar, faces frequent challenges from unofficially sanctioned opposition parties, but these efforts are effectively marginalized. The key political question in Indonesia is who will replace the aging ruler, President Suharto who, at 76, has been the county's only leader for over 30 years. His long tenure and the country's nascent democratic institutions leave the question of proper succession open. During his career he has amassed support from a directly appointed insider bureaucracy of political and business elites which features immediate members of his family. As well, he has relied strongly upon the army to provide the force necessary to contain social unrest. Which amongst these two institutions will emerge to replace Suharto is far from clear, and the surrounding intrigue could lead to some instability. As economic policies have been crafted to benefit Suharto's supporters in the business community, any deviation from Suharto's position would likely impact the economy. Additionally, a key ingredient to Indonesia's success has been their ability to contain social unrest. Maintaining this control, especially in the face of recently escalated tensions and political uncertainty, is an important anchor for economic performance. Proof of this is the Jakarta Stock Exchange's volatile reaction to riots in July 1995.
   MALAYSIA. 1996 saw Malaysia's GDP growth slow to 8.3%, down from over 9% in 1994 and 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. This helped to bring the current account deficit down by $1.7 billion to settle at approximately 6.0% of GDP.
   A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and especially semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the US, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1996. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already US investors have invested over $9 billion, and most of this is in electronics and energy projects.
   Unemployment remains extremely low (2.6%) and labor for completing the various projects is becoming costly, especially as industry has to go abroad to search for higher skilled workers. Wages have soared so high that Malaysia no longer qualifies for the special trading benefits that the US and the EU bestow upon developing nations. This could hurt exports. A further catch is that rapidly increasing wages could cause inflationary pressures, yet a shortage of labor could threaten development.
   The political situation in Malaysia is stable and could possibly remain so up to and including the next election in the year 2000.
   SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.
   The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the US.
   The economic situation in Singapore registered a passable year in 1996. The regional trend toward slowed electronics exports made clear the country's strong reliance on this sector. GDP growth dropped from 8.8% to 6.5%, while inflation remained low (1.4%) and the current account balance maintained its large surplus. Property values have gone up recently, partially in response to uncertainty surrounding Hong Kong. Interest rates are consistently low, and wages high, leaving some at a loss to explain the repeatedly low inflation rate.
   SOUTH KOREA. South Korea is one of the more spectacular economic stories of the post war period. Coming out of a civil war in the mid-1950's the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the US and other countries. Exports of labor intensive products such as textile initially drove the economy, to be replaced later by heavy industries such as automobiles.
   Hostile relations with North Korea dictate large expenditures on the military, and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.
   Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 6.8% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994, and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.
   The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Liberalization is in response to the KSE 1996 performance, which was down 18%. While the number of listed companies increased by 39 in 1996, total market capitalization fell 24% from its 1995 level.
   THAILAND. The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. While democratic institutions are stabilizing, the current government is under increasing pressure due to recent poor economic performance.
   The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high tech export industries. This proved particularly fortuitous in the mid 1990's when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990's, giving the economy a name as one of the fastest growing in the region.) The government has also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.
   GDP growth slowed a bit last year to 7.2%, down from 8.6% in 1995. The current account deficit was 7.9% of GDP, and inflation was 5.8%, both considered high but steady and controllable results in line with recent years' performance. One cause for the slowdown was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture suffers drops in production. In 1996, Thailand's currency, the baht, was linked to a US dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.
   The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies
   The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.
   EMERGING MARKETS: ASIA
   MARKET CAPITALIZATION IN U.S. DOLLARS
DECEMBER 1996
                        $ Billions

   India                132.97

   Indonesia            91.00

   Korea                138.91

   Malaysia             322.00

   Pakistan             11.75

   Philippines          80.69

   Singapore            182.00

   Taiwan               274.00

   Thailand             95.92

   Source: The Economist. The LGT Guide to World Equity Markets
1997.
   REAL GDP ANNUAL RATE OF GROWTH
(ANNUAL % CHANGE)
1996
   China                 9.1%

   Hong Kong             4.3%

   India                 5.7%

   Indonesia             7.1%

   Japan                 3.9%

   Korea                 6.8%

   Malaysia              8.3%

   Philippines           5.5%

   Singapore             6.5%

   Taiwan                5.8%

   Thailand              7.2%

   Source: The Economist. The LGT Guide to World Equity Markets
1997.

   For national stock market index performance, please see the section on Performance beginning on page p. 52.
SPECIAL CONSIDERATIONS AFFECTING EUROPE
   Europe can be divided into 2 categories of market development: the developed economies of Western Europe1, and the transition economies of Eastern Europe2. As a whole, Europe witnessed a slowdown in growth in 1996, down to 1.7% from its 1995 level of 2.5%. Inflation decreased to 4.6%, down from 5.1% in 1995. The weak growth performance in Germany had an effect on the region as a whole, largely due to the role Germany plays as a primary trading partner to most European countries.
   In the west, GDP growth averaged 2.5%, unemployment 9.2% and inflation 6.8%3. Twelve of the countries enjoy both positive trade balances and positive current accounts balances, while seven do not. Likewise, in the east growth averaged 3.1%, while inflation averaged 26%4. All countries save Bulgaria saw trade and current accounts deficits.
   Stock market performance in the western countries was strong. Over 9100 firms, both foreign and domestic, are listed on the exchanges throughout the region. Total market capitalization in the west was over $9 trillion in 1996. Market capitalization totals grew over their 1995 levels on an average of 31%, with notable performances by Turkey and Greece, both growing by almost 50%. Trading value turnover increased in all countries save Austria and Ireland, and the average increase across the region was 29%.
   The European Union (EU) consists of 15 countries of western Europe:
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the UK. The 6 founding countries first formed an economic community in the 1950's to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and coordinate various industrial policies, such as agriculture. The group has admitted new members in the 1970's and most recently in 1995 when Austria, Finland and Sweden joined. By that time the community had changed its legal status to the European Union (EU) and reaffirmed their goal of creating a single, unified market that would, at 372.6 million people, be the largest in the developed world. The notion is to create a union through which goods, people, and capital could move freely. A second component of the EU is the creation of a single currency to replace each of the member countries' domestic currencies. In preparation for the creation of this currency, to be called the Euro, the Exchange Rate Mechanism
(ERM) was established to keep the various national currencies with a pre-specified value relative to each other. In 1999 there is planned the establishment of the Economic and Monetary Union (EMU), as set forth by the Maastricht Treaty. At this point the Euro will be introduced and those countries which both qualify and desire to join will join. Beyond 1999 there will be opportunities for new countries to join the EMU.
   1. Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom.
   2. Albania, Bulgaria, Croatia, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia and Slovenia.
   3. This average inflation rate includes the exceptionally high rate in Turkey (86.0%). Without this outlier, inflation across the region averaged 2.4%.
   4. This average inflation rate includes the exceptionally high rate in Bulgaria (125.0%). Without this outlier, inflation across the region averaged 17.0%.
   The year 1997 is significant for members of the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria includes, amongst other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels could delay the realization of EMU by 1999. Many political battles are currently being waged over the issue of how much debt and deficit reducing policies should be undertaken. Pressure to increase fiscal spending is strong, particularly given the slow growth and high unemployment. Indeed, unemployment rates, which range from 3.2% in Luxembourg to 22% in Spain and which average 9.9%, are currently seen as the biggest threats to EMU.
   In 1996, the EU averaged a 6.85% inflation rate, a 75.98% government debt, and a 3.62% budget deficit. Only three countries meet the necessary debt levels, four countries meet the required deficit levels, and only 1 meets both (Luxembourg). Broadly speaking, the success of left of center parties in recent elections in various countries is a signal that citizens and at least some politicians are now more hesitant to move rapidly toward EMU.
   Many foreign and domestic firms are establishing themselves or increasing their activity in Europe in anticipation of the unified single market. Clear, confident signals of what a diverse, multi-industrial, unified market under a single currency could look like have been the impetus for increases in market activity, corporate development and mergers and acquisitions. A successful EMU could prove be an engine for sustained growth.
   Nevertheless, much discussion of liberalizing the Maastricht criteria is coming about as 1999 approaches and the prospects of achieving a successful implementation of the EMU is seen by many as slim. Should this happen, the political ramifications and the strength of the EMU would become unpredictable, as many politicians have staked their credibility on meeting the EMU deadline.
   In the meantime, the expansion of the EU to include other countries in western and Eastern Europe serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly obvious gap between rich and poor both within the aspiring countries and also between those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.
   The economies of the east are embarking on the transition from communism at different paces with appropriately different characteristics. War torn Croatia's economy crossed firmly into positive growth levels for the first time since it split from Yugoslavia while the rapidly developing Polish and Czech economies continued their strong advance, responded to rising levels of investment, domestic consumption, exchange rate stability, and export growth. To be sure, one country's recipe for success is unique from all other countries. Inflation and unemployment levels differ widely, and the search for a `transition strategy' remains confined to the dictates of local conditions.
   In some countries, such as Albania and Romania, political events and policy failures severely hindered economic recovery. In others, such as Serbia, extreme political events prevent the gathering of accurate macroeconomic data. Politically, what separates these countries from the rest is not that they have relied on the leadership of former communists, but that these politicians have continued to reject the libertarian economic principles that their counterparts in other eastern countries have been implementing. Part of this rejection includes the failure to establish an effective and legitimate legal infrastructure. This position isolates these countries from both the west and their multinational organizations.
   For the more developed eastern economies, partnership with western institutions such as the EU and NATO serve as incentives to balance the demands of the citizens with fiscal austerity. As relationships develop and confidence rises, investment in these economies increases. In the east established stock markets now exist in Bulgaria, Croatia,
Czech Republic, Hungary, Poland, Slovenia and Slovakia.   Over 330
firms are listed on the various exchanges, and in 1996 total market capitalization was $38.3 billion. This represents an average increase of 193% over 1995. Trading value turnover in 1996 went up 287% on average.
   Strong sectors for these economies are mostly industrial such as automotives and machinery. Also strong are manufacturing sectors, chemicals and pharmaceuticals. Service industries are not extensively developed, but financial services are increasing. Natural resources, particularly oil and minerals, are weak.
   As this region continues to develop, it is possible that the massive drops in output that followed the collapse of the Soviet Union are well behind and that for many economies a significant corner has been turned toward positive growth. Economies, which work to tie their future to an integrated, global economy, are likely to continue to receive the aid and investment from the west that has helped bring them along so far. Still, the key component of a successful transition for all of these countries is political commitment to support the civil institutions that will ultimately replace the monolithic welfare state. With 113 million people, diverse industry and an well-educated work force, Eastern Europe is a promising market.

   REAL GDP ANNUAL RATE OF GROWTH (ANNUAL % CHANGE)
    1996
   Denmark                 1.8%

   France                  0.9%

   Germany                 1.3%

   Italy                   0.8%

   Netherlands             2.2%

   Spain                   2.1%

   Switzerland             0.0%

   United Kingdom          2.2%


   Source: The Economist. The LGT Guide to World Equity Markets
1997.

   For national stock market index performance, please see the section on Performance beginning on page p. 52.
SPECIAL CONSIDERATIONS AFFECTING AFRICA
   Africa is a highly diverse and politically unstable continent of over 50 countries and 720 million people. Much of this region has been beset by civil wars, coups and even genocidal warfare in recent years. Nevertheless, it is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds and timber. Wealthier countries generally have strong connections to European partners, and evidence of these relationships is seen in the growing market capitalization and foreign investment. Economic performance is closely tied to world commodity markets, particularly oil, and also to agricultural conditions, such as drought.
   Five African countries are among the 20 FASTEST GROWING IN THE WORLD (UGANDA, IVORY COAST, BOTSWANA, ANGOLA AND ZIMBABWE) CONFIRM EIU 1995, with GDP growth rates ranging from 5.5% to 6.0%. One country, Libya, experienced (-4.0%) negative growth.
   Several African countries in the north have substantial oil reserves and accordingly their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions also have a strong impact on many of their natural resources, and, as was the case in 1995, severe drought can adversely effect economic growth.
   Ten African countries have active equity markets (Botswana, Egypt, Ghana, Kenya, Morocco, Nigeria, South Africa, Tunisia, Zambia, and Zimbabwe). The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. Four additional markets have been established since 1989, and the mean age for all equity markets is 40 years old. A total of 1,697 firms are listed on the respective exchanges. Total market capitalization for these countries in 1996 was 280 billion, an average increase of 63% over 1995 levels.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contracts"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and for equity funds arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff (for equity funds), and is based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended 199   6     and 199   7    ,
respectively, each fund's portfolio turnover rates are shown in the chart below. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate may be due to a greater volume of shareholder
purchase    orders,     short-term interest rate volatility   ,
and other special market conditions.

FUND                                        FISCAL PERIOD ENDED    1996          1997

TechnoQuant Growth                          November 30                              **

   International Capital Appreciation          October 31              N/A           <200%*

Overseas                                    October 31

Mid Cap                                     November 30

Equity Growth                               November 30

Growth Opportunities                        November 30   +

Strategic Opportunities                     November 30   ++

Large Cap                                   November 30

Growth & Income                             November 30                              **

Equity Income                               November 30

Balanced                                    October 31

Emerging Markets Income                     December 31

High Yield                                  October 31

Strategic Income                            December 31

FUND                                        FISCAL PERIOD ENDED    1996          1997

Mortgage Securities                         October 31   +++

Government Investment                       October 31

Intermediate Bond                           November 30

Short Fixed-Income                          October 31

Municipal Income                            October 31

Municipal Bond                              December 31

Intermediate Municipal Income               November 30

Short-Intermediate Municipal Income         November 30


   *  Estimated 1998 turnover rate
   **  Annualized
   + As of ______________, 1997, the fiscal year end for Growth Opportunities changed from October 31 to November 30.
   ++ As of ______________, 1997, the fiscal year end for Strategic Opportunities changed from December 31 to November 30.
   +++ As of ______________, 1997, the fiscal year end for Mortgage Securities changed from July 31 to October 31.
   For Mortgage Securities, the investment activities described herein are likely to result in the fund engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the fund will have a higher turnover rate, and thus a higher incidence of short-term capital gains taxable as ordinary income, than might be expected from investment companies that invest substantially all of their funds on a long-term basis.
The following tables show the brokerage commissions paid by
   TechnoQuant Growth,     Overseas, Mid Cap, Equity Growth, Growth
Opportunities, Strategic Opportunities, Large Cap,    Growth & Income,
    Equity Income, Balanced, Emerging Markets Income, High Yield, and Strategic Income. The first table shows the total amount of brokerage commissions paid by each fund and the total amount of brokerage commissions paid to NFSC and FBS (formerly FBSL) for the past three fiscal years. The second table shows the percentage of aggregate brokerage commissions paid to and the percentage of the aggregate
dollar amount of transactions for which    a     fund paid brokerage
commissions effected through NFSC and FBS for the fiscal year ended 1997. The third table shows the amount of brokerage commissions paid to firms providing research and the approximate dollar amount of the transactions on which brokerage commissions were paid for the fiscal year ended 1997. Each of these funds pays both commissions and spreads in connection with the placement of portfolio transactions; NFSC and FBS are paid on a commission basis. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC. The other funds paid no brokerage commissions for the fiscal years ended 1995 through 1997.

                                       FISCAL PERIOD           TOTAL                TO NFSC          TO FBS
                                       ENDED                   AMOUNT PAID

   TECHNOQUANT GROWTH                     November 30

   1997

   1996+

OVERSEAS                               October 31

1997

1996

1995

MID CAP                                November 30

1997

   1996+++

EQUITY GROWTH                          November 30

1997

1996

1995

GROWTH OPPORTUNITIES                   November 30

11/1/97-11/30/97

11/1/96-10/31/97

   1996*

   1995*

                                          FISCAL PERIOD
          TOTAL
               TO NFSC          TO FBS
                                          ENDED                   AMOUNT PAID

STRATEGIC OPPORTUNITIES                November 30

1/1/97-11/30/97

   1996**

   1995**

LARGE CAP                              November 30

1997

   1996+++

   GROWTH & INCOME                        November 30

   1997

   1996+

EQUITY INCOME                          November 30

1997

1996

1995

BALANCED                               October 31

1997

1996

1995

EMERGING MARKETS INCOME                December 31

1997

1996

1995

HIGH YIELD                             October 31

1997

1996

1995

STRATEGIC INCOME                       December 31

1997

1996

1995

   MORTGAGE SECURITIES                    October 31

   8/1/97 - 10/31/97

   8/1/96 - 7/31/97

   1996

   1995

   GOVERNMENT INVESTMENT                  October 31

   1997

   1996

   1995

   INTERMEDIATE BOND                      November 30

   1997

   1996

   1995

   SHORT-FIXED INCOME                     October 31

   1997

   1996

   1995

   MUNICIPAL INCOME                       October 31

   1997

   1996

   1995

                                          FISCAL PERIOD
          TOTAL
               TO NFSC          TO FBS
                                          ENDED                   AMOUNT PAID

   MUNICIPAL BOND                         December 31

   1997

   1996

   1995

   INTERMEDIATE MUNICIPAL INCOME          November 30

   1997

   1996

   1995

   SHORT-INTERMEDIATE INCOME              November 30

   1997

   1996

   1995


   *  Fiscal year ended October 31
   **  Fiscal year ended December 31
   + TechnoQuant Growth and Growth & Income commenced operations on December 31, 1996
   ++  International Capital Appreciation commenced operations on
November 3, 1997
   +++  Large Cap and Mid Cap commenced operations on February 20,
1996

                            FISCAL PERIOD          % OF           % OF               % OF          % OF
                            ENDED 1997             COMMISSIONS    TRANSACTIONS       COMMISSIONS   TRANSACTIONS
                                                   PAID TO NFSC   EFFECTED THROUGH   PAID TO FBS   EFFECTED THROUGH
                                                                  NFSC                             FBS

   TECHNOQUANT GROWTH          November 30             %              %                  %             %

OVERSEAS                    October 31                 %              %                  %             %

MID CAP                     November 30                %              %                  %             %

EQUITY GROWTH               November 30                %              %                  %             %

GROWTH OPPORTUNITIES        November 30   *            %              %                  %             %

                               October 31**            %              %                  %             %

STRATEGIC OPPORTUNITIES        November 30++           %              %                  %             %

LARGE CAP                   November 30                %              %                  %             %

   GROWTH & INCOME             November 30             %              %                  %             %

EQUITY INCOME               November 30                %              %                  %             %

BALANCED                    October 31                 %              %                  %             %

EMERGING MARKETS INCOME     December 31                %              %                  %             %

HIGH YIELD                  October 31                 %              %                  %             %

STRATEGIC INCOME            December 31                %              %                  %             %



                            FISCAL PERIOD           AMOUNT PAID TO FIRMS           TOTAL AMOUNT OF
                            ENDED 1997              PROVIDING RESEARCH   +         TRANSACTIONS ON WHICH
                                                                                   COMMISSIONS WERE PAID

   TECHNOQUANT GROWTH          November 30              $                             $

OVERSEAS                    October 31

MID CAP                     November 30

EQUITY GROWTH               November 30

GROWTH OPPORTUNITIES        November 30   *

                               October 31**

STRATEGIC OPPORTUNITIES     November 30   ***

LARGE CAP                   November 30

   GROWTH & INCOME             November 30

EQUITY INCOME               November 30

BALANCED                    October 31

EMERGING MARKETS INCOME     December 31

                               FISCAL PERIOD
          AMOUNT PAID TO FIRMS           TOTAL AMOUNT OF
                               ENDED 1997              PROVIDING RESEARCH+            TRANSACTIONS ON WHICH
                                                                                      COMMISSIONS WERE PAID

HIGH YIELD                  October 31                 $                              $

STRATEGIC INCOME            December 31


   +      The provision of research services was not necessarily a
factor in the placement of all this business with such firms.
   ++  Period of January 1, 1997 through November 30, 1997
   *  Period of November 1, 1997 through November 30, 1997
   **  Period of November 1, 1996 through October 31, 1997
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines each class's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each class's NAV.
GROWTH AND GROWTH & INCOME FUNDS. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price
normally is used.    Securities of other open-end investment companies
are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market
quotations, if available.    Securities of other open-ended investment
companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
TAXABLE BOND FUNDS. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
Futures contracts and options are valued on the basis of market
quotations, if available.    Securities of other opened investment
companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
MUNICIPAL BOND FUNDS. Portfolio securities are valued by various methods. If quotations are not available, fixed-income securities are usually valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market
quotations, if available.    Securities of other open-ended investment
companies valued at their respective NAVs.
Securities and other assets for which there is no readily available market value are valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
Each class of shares may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for a class are computed by dividing the class's pro rata share of the applicable interest and dividend income, if any, for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's net asset value (NAV) or offering price, as appropriate, at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation. Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a class's yield.
Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, each class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates, a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the class's current yield. In periods of rising interest rates, the opposite can be expected to occur.
A class's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the class's tax-free yield. Tax-equivalent yields are calculated by dividing a class's yield by the result of one minus a stated federal income tax rate. If only a portion of a class's yield is tax-exempt, only that portion is adjusted in the calculation.
The following table        show   s     the effect of a shareholder's
tax status on effective yield under federal income tax laws for
199   8    .    It     shows the approximate yield a taxable security
must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 2.00% to 8.00%. Of course, no assurance can be given that a class will achieve any specific tax-exempt yield. While the municipal funds invest principally in obligations whose interest is exempt from federal income tax, other income received by the funds may be
taxable   .
199   8     TAX RATES AND TAX-EQUIVALENT YIELDS

                  If individual tax-exempt yield is:

                  2.00%                                3.00%   4.00%   5.00%   6.00%   7.00%   8.00%



Taxable Income*                  Federal
                                 Marginal

Single Return     Joint Return   Rate**     Then taxable equivalent yield is:




$ 0 -         $ 24,650    $ 0 -         $ 41,200     15.0%    2.35%    3.53%    4.71%    5.88%    7.06%    8.24%     9.41%


$ 24,651 -    $ 59,750    $ 41,201 -    $ 99,600     28.0%    2.78%    4.17%    5.56%    6.94%    8.33%    9.72%     11.11%


$ 59,751 -    $ 124,650   $ 99,601 -    $ 151,750    31.0%    2.90%    4.35%    5.80%    7.25%    8.70%    10.14%    11.59%


$ 124,651 -   $ 271,050   $ 151,751 -   $ 271,050    36.0%    3.13%    4.69%    6.25%    7.81%    9.38%    10.94%    12.50%


$ 271,051 -   +           $ 271,051 -   +            39.6%    3.31%    4.97%    6.62%    8.28%    9.93%    11.59%    13.25%



* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.
** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.
A federally tax-exempt fund may invest a portion of its assets in obligations that are subject to federal income tax. When a fund invests in these obligations, its tax-equivalent yields will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federally tax-free.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a class's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the class.
In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a class's maximum sales charge into account. Excluding a class's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of its return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A growth or growth and income fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when a NAV has crossed, stayed above, or stayed below its moving average.
The 13-week and 39-week long-term moving averages are shown below:*
FUND   AS OF   13-WEEK   39-WEEK


   TechnoQuant Growth - Class A                   12/__/97

   TechnoQuant Growth - Class T                   12/__/97

   TechnoQuant Growth - Class B                   12/__/97

   TechnoQuant Growth - Class C                   12/__/97

   TechnoQuant Growth - Institutional             12/__/97

Overseas - Class A                             10/__/97

Overseas - Class T                             10/__/97

Overseas - Class B                             10/__/97

   Overseas - Class C                             10/__/97

Overseas - Institutional                       10/__/97

Mid Cap - Class A                              11/__/97

Mid Cap - Class T                              11/__/97

Mid Cap - Class B                              11/__/97

   Mid Cap - Class C                              11/__/97

Mid Cap - Institutional                        11/__/97

Equity Growth - Class A                        11/__/97

Equity Growth - Class T                        11/__/97

Equity Growth - Class B                        11/__/97

   Equity Growth - Class C                        11/__/97

Equity Growth - Institutional                  11/__/97

Growth Opportunities - Class A                 11/__/97

Growth Opportunities - Class T                 11/__/97

Growth Opportunities - Class B                 11/__/97

   Growth Opportunities - Class C                 11/__/97

Growth Opportunities - Institutional           11/__/97

Strategic Opportunities - Class A              11/__/97

Strategic Opportunities - Class T              11/__/97

Strategic Opportunities - Class B              11/__/97

Strategic Opportunities - Institutional        11/__/97

Strategic Opportunities - Initial              11/__/97

Large Cap - Class A                            11/__/97

Large Cap - Class T                            11/__/97

Large Cap - Class B                            11/__/97

   Large Cap - Class C                            11/__/97

Large Cap - Institutional                      11/__/97

Growth & Income - Class A                      12/__/97

Growth & Income - Class T                      12/__/97

Growth & Income - Class B                      12/__/97

   Growth & Income - Class C                      12/__/97

   Growth & Income - Institutional Class          12/__/97

Equity Income - Class A                        11/__/97

Equity Income - Class T                        11/__/97

Equity Income - Class B                        11/__/97

   Equity Income - Class C                        11/__/97

Equity Income - Institutional                  11/__/97

Balanced - Class A                             10/__/97

Balanced - Class T                             10/__/97

Balanced - Class B                             10/__/97

   Balanced - Class C                             10/__/97

Balanced - Institutional                       10/__/97

FUND                                           AS OF             13-WEEK   39-WEEK

Emerging Markets Income - Class A              12/__/97

Emerging Markets Income - Class T              12/__/97

Emerging Markets Income - Class B              12/__/97

   Emerging Markets Income - Class C              12/__/97

Emerging Markets Income - Institutional        12/__/97

High Yield - Class A                           10/__/97

High Yield - Class T                           10/__/97

High Yield - Class B                           10/__/97

   High Yield - Class C                           10/__/97

High Yield - Institutional                     10/__/97

Strategic Income - Class A                     12/__/97

Strategic Income - Class T                     12/__/97

Strategic Income - Class B                     12/__/97

   Strategic Income - Class C                     12/__/97

Strategic Income - Institutional               12/__/97


* Moving averages are shown for those classes that had commenced
operations prior to January 1, 199   8    .
The following tables and charts show performance for each class of shares of each fund. Class A shares have a maximum front-end sales charge of 5.75% for TechnoQuant Growth, International Capital Appreciation Fund, Overseas, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, and Balanced (the Equity Funds); 4.75% for Emerging Markets Income, High Yield, Strategic Income, Mortgage Securities, Government Investment, and Municipal Income (the Bond Funds); 3.75% for Intermediate Bond and Intermediate Municipal Income (the Intermediate-Term Bond Funds); or 1.50% for Short Fixed-Income and Short-Intermediate Municipal Income (the Short-Term Bond Funds). Class A shares are also subject to a 12b-1 fee of 0.25% (Equity Funds), or 0.15% (Bond Funds, Intermediate-Term Bond Funds, and Short-Term Bond Funds). Class T shares have a maximum front-end sales charge of 3.50% for the Equity Funds and the Bond Funds, 2.75% for the Intermediate-Term Bond Funds, or 1.50% for the Short-Term Bond Funds. Class T shares are also subject to a 12b-1 fee of 0.50% (the Equity Funds), 0.25% (the Bond Funds and the Intermediate-Term Bond Funds), or 0.15% (the Short-Term Bond Funds). Class B shares may be subject to a contingent deferred sales charge (CDSC) upon redemption: maximum
CDSC of 5.00% for the Equity and the Bond Funds    or     a maximum
CDSC of 3.00% for the Intermediate-Term Bond Funds. Class B shares are also subject to a 12b-1 fee of 1.00% (the Equity Funds) or 0.90% (the Bonds Funds and the Intermediate-Term Bond Funds). Class C shares that are redeemed within a year of purchase are subject to a CDSC of 1.00% for all funds (except Strategic Opportunities, Mortgage Securities,
and Short   -Intermediate Municipal Income    ). Class C shares are
also subject to a 12b-1 fee of 1.00% for all funds (except Strategic Opportunities, Mortgage Securities, and Short-Intermediate Municipal Income). Institutional Class shares do not have a sales charge or a 12b-1 fee. Initial Class shares of Strategic Opportunities have a front-end sales charge of 3.50% and no 12b-1 fee. Initial Class shares of Mortgage Securities and Municipal Bond do not have a sales charge or a 12b-1 fee.
HISTORICAL BOND FUND RESULTS. The following tables show yields, tax-equivalent yields (for municipal funds), and total returns for each class of each bond fund for the fiscal year ended October 31, November 30, December 31, as indicated below. The tax-equivalent yield is based on a 36% federal income tax rate for each municipal fund. Note that each municipal fund may invest in securities whose income is subject to the federal alternative minimum tax.
      Average Annual Total   Cumulative Total
      Returns1               Returns1


                         Fiscal    Yield2   Tax      One    Five    Ten              Past Six    One    Five    Ten
                         Period             Equiva   Year   Years   Years/           Months      Year   Years   Years/
                         Ended              lent                    Life of                                     Life of
                                            Yield2                  Fund+                                       Fund+

Emerging Markets         12/31
Income - Class A

Emerging Markets
Income - Class T

Emerging Markets
Income - Class B

Emerging Markets
Income - Class C

Emerging Markets
Income - Institutional

High Yield - Class A     10/31

High Yield - Class T

High Yield - Class B


      Average Annual Total   Cumulative Total
      Returns1               Returns1


      Fiscal    Yield2   Tax      One    Five    Ten              Past Six    One    Five    Ten
      Period             Equiva   Year   Years   Years/           Months      Year   Years   Years/
      Ended              lent                    Life of                                     Life of
                         Yield2                  Fund+                                       Fund+



High Yield - Class C

High Yield -
Institutional

Strategic Income -     12/31
Class A

Strategic Income -
Class T

Strategic Income -
Class B

Strategic Income -
Class C

Strategic Income -
Institutional



Mortgage Securities -    10/31
Class A

Mortgage Securities -
Class T

Mortgage Securities -
Class B

Mortgage Securities -
Institutional

Mortgage Securities -
Initial



Government             10/31
Investment - Class A

Government
Investment - Class T

Government
Investment - Class B

Government
Investment - Class C

Government
Investment -
Institutional



Intermediate Bond -    11/30
Class A

Intermediate Bond -
Class T

Intermediate Bond -
Class B

Intermediate Bond -
Class C

Intermediate Bond -
Institutional



Short Fixed-Income -    10/31
Class A

Short Fixed-Income -
Class T

Short Fixed-Income -
Class C

Short Fixed-Income -
Institutional


      Average Annual Total   Cumulative Total
      Returns1               Returns1


      Fiscal    Yield2   Tax      One    Five    Ten              Past Six    One    Five    Ten
      Period             Equiva   Year   Years   Years/           Months      Year   Years   Years/
      Ended              lent                    Life of                                     Life of
                         Yield2                  Fund+                                       Fund+



Municipal Income -    10/31
Class A

Municipal Income -
Class T

Municipal Income -
Class B

Municipal Income -
Class C

Municipal Income -
Institutional



Municipal Bond -    12/31
Initial



Intermediate Municipal    11/30
Income - Class A

Intermediate Municipal
Income - Class T

Intermediate Municipal
Income - Class B

Intermediate Municipal
Income - Class C

Intermediate Municipal
Income - Institutional



Short-Intermediate    11/30
Municipal Income -
Class A

Short-Intermediate
Municipal Income -
Class T

Short-Intermediate
Municipal Income -
Institutional


+ Life of fund figures are from commencement of operations (March 10, 1994 for Emerging Markets Income; October 31, 1994 for Strategic Income; March 16, 1994 for Short-Intermediate Municipal Income) through each fund's fiscal periods ended 1997.
1 Average annual and cumulative total returns for Class A include the effect of paying Class A's maximum front-end sales charge of 4.75% for Bond Funds, 3.75% for Intermediate-Term Bond Funds, and 1.50% for Short-Term Bond Funds.
 Average annual and cumulative total returns for Class T include the effect of paying Class T's maximum front-end sales charge of 3.50% for Bond Funds; 2.75% for Intermediate-Term Bond Funds; and 1.50% for Short-Term Bond Funds.
 Average annual and cumulative total returns for Class B include the effect of paying Class B's CDSC upon redemption based on the following schedule: for Bond Funds for periods less than one year, 5%; one year to less than two years, 4%; two years to less than four years, 3%; four years to less than five years, 2%; five years to less than six years, 1%; six years or greater, 0%; for Intermediate-Term Bond Funds for periods less than one year, 3%; one year to less than two years, 2%; two years to less than three years, 1%; three years or greater, 0%.
 Average annual and cumulative total returns for Class C include the effect of paying Class C's CDSC of 1% for shares redeemed within one year of purchase.
 Initial offering of Class A for each fund (except Mortgage Securities) took place on September 3, 1996. Class A returns prior to September 3, 1996 (except for Intermediate Bond and Intermediate
Municipal Income) are those of Class    T     which reflect a 12b-1
fee of 0.15%. For Intermediate Bond, Intermediate Municipal Income, and Emerging Markets Income returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class A returns prior to September 10, 1992 are those of Institutional Class, which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, total returns prior to September 3, 1996 through September 10, 1992 would have been higher and total returns prior to September 10, 1992 would have been lower.
 Initial offering of Class A, Class T, and Class B of Mortgage Securities took place on March 3, 1997. Class A, Class T and Class B returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class A's, Class T's and Class B's respective 12b-1 fees had been reflected, total returns prior to March 3, 1997 would have been lower.
 Initial offering of Class T of Intermediate Bond and Intermediate Municipal Income took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, total returns prior to September 10, 1992 would have been lower.
 Initial offering of Class B of Intermediate Bond and Intermediate Municipal Income took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
 Initial offering of Class B of High Yield, Government Investment, Municipal Income and Emerging Markets Income took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
 Class C of each fund (except    Strategic Opportunities    , Mortgage
Securities, Municipal Bond, and Short-Intermediate Municipal Income) commenced operations on November 3, 1997.
 Class C returns for Strategic Income prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, total returns after December 31, 1995 would have been lower.
 Class C returns for High Yield, Government Investment, and Municipal Income prior to October 31, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1,
1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, total returns from October 31, 1997 through prior to
   January 1, 1996     and prior to June 30, 1994 would have been
lower.
 Class C returns for Emerging Markets Income prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%.
If Class C's 12b-1 fee had been reflected, total returns    from June
30, 1997 through January     1, 1996 and prior to June 30, 1994 would
have been lower.
 Class C returns for Short Fixed-Income for the period ended October 31, 1997 are those of Class T which reflect a 12b-1 fee of 0.15%. If Class C's 12b-1 fee had been reflected, total returns would have been lower.
 Class C returns for Intermediate Bond and Intermediate Municipal
Income    prior to     November 3, 1997 through June 30, 1994 are
those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been
reflected, total retu   rns from     May 31, 1997 through    prior
to     December 31, 1995 and prior to June 30, 1994 would have been lower.
 Initial offering of Institutional Class of High Yield, Strategic Income, Government Investment, Short Fixed-Income, Municipal Income, Emerging Markets Income, and Short-Intermediate Municipal Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25% for High Yield, Strategic Income, Government Investment, Emerging Markets Income, and Municipal Income; and 0.15% for Short Fixed-Income and Short-Intermediate Municipal Income. Total returns prior to July 3, 1995 for Institutional Class would have been higher if Class T's 12b-1 fee had not been reflected.
 Initial offering of Institutional Class of Mortgage Securities took place on March 3, 1997. Institutional Class returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee.
2 Yields and tax-equivalent yields shown for Class A shares include the effect of the applicable Class A front-end sales charge and 12b-1 fee. Yields and tax-equivalent yields shown for Class T shares include the effect of the applicable Class T front-end sales charge and 12b-1 fee. Yields and tax-equivalent yields shown for Class B and Class C include the effect of the applicable Class B or Class C 12b-1 fee, but not the CDSC.
Note: If FMR had not reimbursed certain class expenses during certain of these periods, the yields and total returns for those periods for
   _____________________________________________.    would have been
lower. The table   s     below shows what yields and tax-equivalent
yields (if applicable) would have been if the class had not been in reimbursement.



             Class A          Class T          Class B            Class C                   Institutional Class

             Yield*  Tax-Equi Yield*  Tax-Equi Yield* Tax-Equi    Yield*       Tax-Equi     Yield*  Tax-Equi
                     valent           valent          valent                   valent               valent
                     Yield            Yield           Yield                    Yield                Yield

Government                                                                                  +       +
Investment

Intermediate
 Bond                                                                                       +       +

Short-Fixed                                    **     **                                    +       +
Income

Municipal
  Income                                                                                    +       +

Municipal
 Bond        ***     ***      ***     ***      ***    ***         N/A          N/A

Intermediate                                                                                +       +
Municipal

Short-
Intermediate                                   **     **          N/A          N/A          +       +
Municipal
 Income


* See footnote 2 on page .
** Class B is not available for this fund.
***All Advisor    Cl    asses were closed to both new and existing
shareholders on November 1, 1997.
                     Initial Class

                                    Yield*          Tax Equivalent Yield

   Strategic Opportunities

   Mortgage Securities

   Municipal Bond

   * See footnote 2 on page .

HISTORICAL EQUITY FUND RESULTS. The following table shows the total returns for each class of each equity fund for the annual period ended October 31, November 30, or December 31, 1997, as indicated below.
      Average Annual Total   Cumulative Total
      Returns1               Returns1




                      Fiscal    One       Five      Ten                    Past Six    One       Five Years   Ten
                      Year      Year      Years     Years/Life             Months      Year                   Years/Life of
                      Ended                         of Fund+                                                  Fund+



TechnoQuant - Class A 11/30

TechnoQuant - Class T

TechnoQuant - Class B

TechnoQuant - Class C

   TechnoQuant -
 Institutional
   Class



Overseas - Class A                        10/31


Overseas - Class T


Overseas - Class B


Overseas - Class C


   Overseas - Institutional Class


Mid Cap - Class A                         11/30


Mid Cap - Class T


Mid Cap - Class B


Mid Cap - Class C


   Mid Cap - Institutional Class


Equity Growth - Class A                   11/30


Equity Growth - Class T


Equity Growth - Class B


Equity Growth - Class C


   Equity Growth - Institutional

   Class


Growth Opportunities - Class A            11/30


Growth Opportunities - Class T


Growth Opportunities - Class B


Growth Opportunities - Class C


   Growth Opportunities -

   Institutional Class


Strategic Opportunities - Class A         11/30


Strategic Opportunities - Class T


Strategic Opportunities - Class B


   Strategic Opportunities -

   Institutional Class


Strategic Opportunities - Initial


Large Cap - Class A                       11/30


Large Cap - Class T


Large Cap - Class B


Large Cap - Class C


   Large Cap - Institutional Class


Growth & Income - Class A                 11/30


Growth & Income - Class T


Growth & Income - Class B


Growth & Income - Class C


   Growth & Income - Institutional

   Class



      Average Annual Total   Cumulative Total
      Returns1               Returns1


          Fiscal    One    Five    Ten                    Past Six    One    Five Years   Ten
          Year      Year   Years   Years/Life             Months      Year                Years/Life
          Ended                    of Fund+                                               of Fund+





Equity Income - Class A          11/30

Equity Income - Class T

Equity Income - Class B

Equity Income - Class C

Equity Income - Institutional



Balanced - Class A         10/31

Balanced - Class T

Balanced - Class B

Balanced - Class C

Balanced - Institutional


+ Life of fund figures are from commencement of operations (April 23, 1990 for Overseas; November 18, 1987 for Growth Opportunities; and February 20, 1996 for Mid Cap and Large Cap; and December 31, 1996 for TechnoQuant Growth and Growth & Income) through the fiscal periods ended 1997.
1 Average annual and cumulative total returns for Class A shares include the effect of paying Class A's maximum applicable front-end sales charge of 5.75% for Equity Funds.
 Average annual and cumulative total returns for Class T shares include the effect of paying Class T's maximum applicable front-end sales charge of 3.50% for Equity Funds.
 Average annual and cumulative total returns for Class B shares include the effect of paying Class B's CDSC upon redemption based on the following schedule: for Equity Funds for periods less than one year, 5%; one year to less than two years, 4%; two years to less than four years, 3%; four years to less than five years, 2%; five years to less than six years, 1%; six years or greater, 0%.
 Average annual and cumulative total returns for Class C shares include the effect of paying Class C's CDSC of 1% for shares redeemed within one year of purchase.
 Initial offering of Class A for each fund took place on September 3, 1996. Class A returns prior to September 3, 1996 (except for Equity Growth and Equity Income) are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, total returns prior to September 3, 1996 would have been higher. For Equity Growth and Equity Income, Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, total returns prior to September 3, 1996 through September 10, 1992 would have been higher and total returns prior to September 10, 1992 would have been lower.
 Initial offering of Class T of Equity Growth and Equity Income took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, total returns prior to September 10, 1992 would have been lower.
 Initial offering of Class B of Equity Growth took place on December 31, 1996. Class B returns prior to December 31, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 of fee of 0.50%
(0.65% prior to January 1, 1996).    Class T r    eturns prior to
September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
 Initial offering of Class B of Balanced took place on December 31, 1996. Class B returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class B's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
 Initial offering of Class B of Growth Opportunities took place on March 3, 1997. Class B returns prior to March 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1,
1996). If Class B's 12b-1 fee had been reflected, total returns prior to March 3, 1997 would have been lower.
 Initial offering of Class B of Equity Income took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.65%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
 Initial offering of Class B of Strategic Opportunities took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
 Initial offering of Class B of Overseas took place on July 3, 1995. Class B returns prior to July 3, 1995, are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee returns had been reflected, total returns prior to July 3, 1995 would have been
lower.    Prior to December 1, 1992, Overseas operated under a
different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
 Class C of each fund (except Strategic Opportunities) commenced operations on November 3, 1997.
 Class C returns for TechnoQuant Growth, Mid Cap, Large Cap, and Growth & Income from November 3, 1997 are those of class B which reflect a 12b-1 fee of 1.00%.
 Class C returns for Equity Growth    prior to     November 3, 1997
through December 31, 1996 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
 Class C returns for Growth Opportunities    prior to     November 3,
1997 through March 3, 1997 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to March 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.50 (0.65% prior to January 1,
1996). If Class C's 12b-1 fee had been reflected, total returns prior to March 3, 1997 would have been lower.
 Class C returns for Balanced f   rom     October 31, 1997 through
December 31, 1996 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
 Class C returns for Equity Income    prior to     November 3, 1997
through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.65%. Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
 Class C returns for Overseas for the period ended October 31, 1997 through July 3, 1995 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class C's 12b-1 fee had been reflected, total returns prior to July 3, 1995 would have been lower.
 Initial offering of Institutional Class of Growth Opportunities, Strategic Opportunities, Balanced, and Overseas took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. Total returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
Note: If FMR had not reimbursed certain class expenses during certain of these periods, the total returns for those periods for TechnoQuant Growth, Overseas, Mid Cap, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, and Balanced would have been lower.
The following tables show the income and capital elements of each
class's cumulative total return. The table   s     compare each
class's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living as measured by the Consumer
Price Index (CPI), over the same period.    The CPI information is as
of the month-end closest to the initial investment date for each
class.     The S&P 500 and DJIA comparisons are provided to show how
each class's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each of the Bond Funds invest in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the Bond Funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the Bond Funds. Each of the Equity Funds has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indices. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical
$10,000 investment in each class of each fund (excep   t
International Capital Appreciation) during the past 10 fiscal years ended 1997 or life of each fund, as applicable, assuming all distributions were reinvested. The figures below reflect the fluctuating interest rates, bond prices, and stock prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a class today. Tax consequences of different investments
   with the exception of foreign tax withholdings     have not been
factored into the figures.
   During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class A of TechnoQuant Growth would have grown to $______, including the effect of Class A's maximum 5.75% sales charge.
   TECHNOQUANT GROWTH - CLASS A          INDICES




   Period
 Ended          Value of          Value of             Value of             Total        S&P        DJIA        Cost
   November
 30             Initial           Reinvested           Reinvested           Value        500                    of
                $10,000           Dividend             Capital Gain                                             Living**
                Investment        Distributions        Distributions

   1997          $                 $                    $                     $           $          $           $

   1996*         $                 $                    $                     $           $          $           $


   * From December 31, 1996 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class A of TechnoQuant Growth on December 31, 1996, assuming the 5.75% maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
   During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class T of TechnoQuant Growth would have grown to $_____, including the effect of Class T's maximum 3.50% sales charge.
   TECHNOQUANT GROWTH - CLASS T          INDICES




   Period
 Ended        Value of         Value of            Value of              Total          S&P         DJIA        Cost
   November
 30           Initial          Reinvested          Reinvested            Value           500                    of
              $10,000          Dividend            Capital Gain                                                 Living**
              Investment       Distributions       Distributions


   1997        $                 $                  $                     $               $           $          $

   1996*        $                $                  $                     $               $           $          $


   * From December 31, 1996 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class T of TechnoQuant Growth on December 31, 1996, assuming the 3.50% maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
   During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class B of TechnoQuant Growth would have grown to $______.
   TECHNOQUANT GROWTH - CLASS B          INDICES




   Period
 Ended        Value of         Value of            Value of            Total        S&P        DJIA        Cost
   November
 30           Initial          Reinvested          Reinvested          Value        500                    of
              $10,000          Dividend            Capital Gain                                            Living**
              Investment       Distributions       Distributions

   1997        $                $                   $                   $            $          $           $

   1996*


   * From December 31, 1996 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class B of TechnoQuant Growth on December 31, 1996, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
   During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class C of TechnoQuant Growth would have grown to $______.
   TECHNOQUANT GROWTH - CLASS C          INDICES




   Period
 Ended        Value of        Value of          Value of           Total          S&P          DJIA          Cost
   November
 30           Initial         Reinvested        Reinvested         Value           500                       of
              $10,000         Dividend          Capital Gain                                                 Living**
              Investment   Distributions     Distributions



   1997        $               $                 $                   $             $            $             $

   1996*


   * From December 31, 1996 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class C of TechnoQuant Growth on December 31, 1996, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $____ for capital gain distributions.
   During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Institutional Class of TechnoQuant Growth would have grown to $______.
   TECHNOQUANT GROWTH - INSTITUTIONAL CLASS          INDICES




   Period
 Ended        Value of        Value of          Value of           Total          S&P          DJIA          Cost
   November
 30           Initial         Reinvested        Reinvested         Value           500                       of
              $10,000         Dividend          Capital Gain                                                 Living**
              Investment   Distributions     Distributions

   1997        $                $                $                  $               $            $            $

   1996*         10,350


   * From December 31, 1996 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Institutional Class of TechnoQuant Growth on December 31, 1996, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1997, a hypothetical $10,000 investment in Class A of Overseas would have grown to $______, including the effect of Class A's 5.75% maximum sales charge.
OVERSEAS - CLASS A   INDICES




Period        Value of/r>

   Value of         Value of            Total        S&P          DJIA        Cost
Ended         Initial        Reinvested       Reinvested          Value        500                      of
   October
 31           $10,000        Dividend         Capital Gain                                              Living**
              Investment  Distributions    Distributions



1997           $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990   *       $     $     $     $     $     $     $

* From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Overseas on April 23, 1990, assuming the 5.75% maximum sales charge had been in effect, the net amount invested in Class A shares was $____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $__ for dividends and $___ for capital gain
distributions. Initial offering of Class A    of     Overseas took
place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T, which reflect a 12b-1 fee of 0.50% (0.65% prior
to January 1, 1996). If Class A's 12b-1 fee had been reflected   ,
total returns prior to September 3, 1996 would have been higher.
Prior to December 1, 1992, Overseas operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1997, a hypothetical $10,000 investment in Class T of Overseas would have grown to $_____, including the effect of Class T's 3.50% maximum sales charge.
OVERSEAS - CLASS T   INDICES


Period              Value of     Value of        Value of        Total   S&P   DJIA   Cost
Ended               Initial      Reinvested      Reinvested      Value   500          of
Oct   ober     31   $10,000      Dividend        Capital Gain                         Living**
                    Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990*

* From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Overseas on April 23, 1990, assuming the 3.50% maximum sales charge had been in effect, the net amount invested in Class T shares was $____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain
distributions.    Prior to December 1, 1992, Overseas operated under a
different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1997, a hypothetical $10,000 investment in Class B of Overseas would have grown to $_____.
OVERSEAS - CLASS B   INDICES


Period              Value of     Value of        Value of        Total   S&P   DJIA   Cost
Ended               Initial      Reinvested      Reinvested      Value   500          of
Oct   ober     31   $10,000      Dividend        Capital Gain                         Living**
                    Investment   Distributions   Distributions






1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990*

* From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of Overseas on April 23, 1990, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Class B of Overseas took place on July 3, 1995. Class B returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee had been reflected, total returns prior to July 3, 1995 would have been
lower.    Prior to December 1, 1992, Overseas operated under a
different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1997 a hypothetical $10,000 investment in Class C of Overseas would have grown to $_____.
OVERSEAS - CLASS C   INDICES


Period              Value of     Value of        Value of        Total   S&P   DJIA   Cost
Ended               Initial      Reinvested      Reinvested      Value   500          of
Oct   ober     31   $10,000      Dividend        Capital Gain                         Living**
                    Investment   Distributions   Distributions






1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990*

* From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class C of Overseas on April 23, 1990, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain
distributions.    Initial offering of Class C of Overseas took place
on November 3, 1997.     Class C returns        from October 31, 1997
through July 3, 1995 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class C's 12b-1 fee had been reflected, total returns prior to July 3, 1995 would have been
lower.     Prior to December 1, 1992, Overseas operated under a
different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from April 23, 1990 (commencement of operations of the fund) to October 31, 1997, a hypothetical $10,000 investment in Institutional Class of Overseas would have grown to $______.
OVERSEAS - INSTITUTIONAL CLASS   INDICES


Period              Value of     Value of        Value of        Total   S&P   DJIA   Cost
Ended               Initial      Reinvested      Reinvested      Value   500          of
Oct   ober     31   $10,000      Dividend        Capital Gain                         Living**
                    Investment   Distributions   Distributions






1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990*

* From April 23, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Overseas on April 23, 1990, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions. Initial offering of Institutional Class of Overseas took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. Total returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1
fee had not been reflected.    Prior to December 1, 1992, Overseas
operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class A of Mid Cap would have grown to $_____, including the effect of Class A's maximum 5.75% sales charge.
MID CAP - CLASS A   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living**
                     Investment   Distributions   Distributions







1997                 $            $               $               $       $     $      $

1996*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Mid Cap on February 20, 1996, assuming the 5.75% maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $__ for dividends and $___ for capital gain distributions. Initial offering of Class A for Mid Cap took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.50%. If Class A's
12b-1 fee had been reflected   ,     total returns prior to September
3, 1996 would have been higher.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class T of Mid Cap would have grown to $_____, including the effect of Class T's maximum 3.50% sales charge.
MID CAP - CLASS T   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living**
                     Investment   Distributions   Distributions







1997                 $            $               $               $       $     $      $

1996*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Mid Cap on February 20, 1996, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $__ for dividends and $___ for capital gain distributions.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class B of Mid Cap would have grown to $_____, including the effect of Class B's maximum applicable CDSC.
MID CAP - CLASS B   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living**
                     Investment   Distributions   Distributions







1997                 $            $               $               $       $     $      $

1996*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of Mid Cap on February 20, 1996, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $__ for dividends and $___ for capital gain distributions.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment
in Class C of Mid Cap would have grown to $_____   .
MID CAP - CLASS C   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living**
                     Investment   Distributions   Distributions







1997                 $            $               $               $       $     $      $

1996*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class C of Mid Cap on February 20, 1996, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain
distributions.    Initial offering of Class C of Mid Cap took place on
November 3, 1997.     Class C returns prior to November 3, 1997 are
those of class B which reflect a 12b-1 fee of 1.00%.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Institutional Class of Mid Cap would have grown to $______.
MID CAP - INSTITUTIONAL CLASS   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living**
                     Investment   Distributions   Distributions







1997                 $            $               $               $       $     $      $

1996*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Mid Cap on February 20, 1996, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $__ for dividends and $___ for capital gain distributions.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class A of Equity Growth would have grown to $_______, including the effect of Class A's maximum 5.75% sales charge.
EQUITY GROWTH - CLASS A   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living
                     Investment   Distributions   Distributions







1997                 $            $               $               $       $     $      $

1996


1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class A of
Equity Growth on    December 1    , 1987 assuming the 5.75% maximum
sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $____ for capital gain
distributions. Initial offering of Class A    of     Equity Growth
took place on September 3, 1996. Class A returns    prior to
S    eptember 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, total returns prior to September 3, 1996 through September 10, 1992 would have been higher and total returns prior to September 10, 1992 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class T of Equity Growth would have grown to $______, including the effect of the Class T's maximum 3.50% sales charge.
EQUITY GROWTH - CLASS T   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living
                     Investment   Distributions   Distributions







1997                 $            $               $               $       $     $      $

1996


1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class T of
Equity Growth on    December     1, 1987, assuming the 3.50% maximum
sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $_____ for capital gain distributions. Initial offering of Class T of Equity Growth took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, total returns prior to September 10, 1992 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class B of Equity Growth would have grown to $_______.
EQUITY GROWTH - CLASS B   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living
                     Investment   Distributions   Distributions







1997                 $            $               $               $       $     $      $

1996


1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class B of
Equity Growth on    December     1, 1987, the net amount invested in
Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $_____ for capital gain distributions. Initial offering of Class B of Equity Growth took place on December 31, 1996. Class B returns prior to December 31, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 of fee of 0.50% (0.65% prior to January 1,
1996). Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class C of Equity Growth would have grown to $______.
EQUITY GROWTH - CLASS C   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living
                     Investment   Distributions   Distributions







1997                 $            $               $               $       $     $      $

1996


1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class C of
Equity Growth on    December     1, 1987, the net amount invested in
Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $____ for capital
gain distributions.    Initial offering of Class C of Equity Growth
took place on November 3, 1997.     Class C returns    prior to
November 3, 1997 through December 31, 1996 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Institutional Class of Equity Growth would have grown to $______.
EQUITY GROWTH - INSTITUTIONAL CLASS   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living
                     Investment   Distributions   Distributions







1997                 $            $               $               $       $     $      $

1996


1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Equity Growth on    December     1, 1987, the
net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class A of Growth Opportunities would have grown to $_______, including the effect of Class A's maximum 5.75% sales charge.
GROWTH OPPORTUNITIES - CLASS A   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Livin   g
                     Investment   Distributions   Distributions








1997    $     $     $    $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class A of
Growth Opportunities on    December 1,     1987, assuming the 5.75%
maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $_____ for
capital gain distributions. Initial offering of Class A    of
Growth Opportunities took place on September 3, 1996. Class A returns
prior to September 3, 1996 are those of Class T        which reflect a
12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's
12b-1 fee had been reflected   ,     total returns prior to September
3, 1996 would have been higher.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class T of Growth Opportunities would have grown to $_______, including the effect of Class T's maximum 3.50% sales charge.
GROWTH OPPORTUNITIES - CLASS T   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Livin   g
                     Investment   Distributions   Distributions








1997    $     $     $    $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class T of
Growth Opportunities on    December 1    , 1987, assuming the 3.50%
maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $____ for capital gain distributions.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class B of Growth Opportunities would have grown to $_____.
GROWTH OPPORTUNITIES - CLASS B   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Livin   g
                     Investment   Distributions   Distributions








1997    $     $     $    $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class B of
Growth Opportunities on    December 1    , 1987, the net amount
invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions. Initial offering of Class B of Growth Opportunities took place on March 3, 1997. Class B returns prior to March 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class B's 12b-1 fee had been reflected, total returns prior to March 3, 1997 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class C of Growth Opportunities would have grown to $______.
GROWTH OPPORTUNITIES - CLASS C   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Livin   g
                     Investment   Distributions   Distributions








1997    $     $     $    $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class C of
Growth Opportunities on    December 1    , 1987, the net amount
invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and
$____ for capital gain distributions.    Initial offering of Class C
of Growth Opportunities took place on November 3, 1997.     Class C
returns    prior to     November 3, 1997 through March 3, 1997 are
those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to March 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.50 (0.65% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, total returns prior to March 3, 1997 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Institutional Class of Growth Opportunities would have grown to $______.
GROWTH OPPORTUNITIES - INSTITUTIONAL CLASS   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Livin   g
                     Investment   Distributions   Distributions








1997    $     $     $    $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Growth Opportunities on    December 1    ,
1987, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions. Initial offering of Institutional Class of Growth Opportunities took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. Total returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected. During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class A of Strategic Opportunities would have grown to $______, including the effect of Class A's maximum 5.75% sales charge.
STRATEGIC OPPORTUNITIES - CLASS A   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living
                     Investment   Distributions   Distributions








1997    $     $     $    $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class A of
Strategic Opportunities on    December     1, 1987, assuming the 5.75%
maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $______ for
capital gain distributions. Initial offering of Class A    of
Strategic Opportunities took place on September 3, 1996. Class A
returns prior to September 3, 1996 are those of Class    T     which
reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If
Class A's 12b-1 fee had been reflected   ,     total returns prior to
September 3, 1996 would have been higher.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class T of Strategic Opportunities would have grown to $_______, including the effect of Class T's maximum 3.50% sales charge.
STRATEGIC OPPORTUNITIES - CLASS T   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living
                     Investment   Distributions   Distributions








1997    $     $     $    $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class T of
Strategic Opportunities on    December     1, 1987, assuming the 3.50%
maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class B of Strategic Opportunities would have grown to $______.
STRATEGIC OPPORTUNITIES - CLASS B   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living
                     Investment   Distributions   Distributions








1997    $     $     $    $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class B of
Strategic Opportunities on    December     1, 1987, the net amount
invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions. Initial offering of Class B of Strategic Opportunities took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Institutional Class of Strategic Opportunities would have grown to $______.
STRATEGIC OPPORTUNITIES - INSTITUTIONAL CLASS   INDICES


Period Ended         Value of     Value of        Value of        Total   S&P   DJIA   Cost
   November     30   Initial      Reinvested      Reinvested      Value   500          of
                     $10,000      Dividend        Capital Gain                         Living
                     Investment   Distributions   Distributions








1997    $     $     $    $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Strategic Opportunities on    December     1,
1987, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions. Initial offering of Institutional Class of Strategic Opportunities took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. Total returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Initial Class of Strategic Opportunities would have grown to $________, including the effect of Initial Class's maximum 3.50% sales charge.
STRATEGIC OPPORTUNITIES - INITIAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

1987

Explanatory Notes: With an initial investment of $10,000 in Initial
Class of Strategic Opportunities on    December     1, 1987, assuming
the 3.50% maximum sales charge had been in effect, the net amount invested in Initial Class shares was $______.The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class A of Large Cap would have grown to $______, including the effect of Class A's maximum 5.75% sales charge.
LARGE CAP - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Large Cap on February 20, 1996, assuming the 5.75% maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain
distributions. Initial offering of Class A    of     Large Cap took
place on September 3, 1996. Class A returns prior to September 3, 1996
are those of Class T        which reflect a 12b-1 fee of 0.50% (0.65%
prior to January 1, 1996). If Class A's 12b-1 fee had been
reflected   ,     total returns prior to September 3, 1996 would have
been higher.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class T of Large Cap would have grown to $_____, including the effect of Class T's maximum 3.50% sales charge.
LARGE CAP - CLASS T   INDICES


Period Ended   Value of     Value of        Reinvested      Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Capital Gain    Value   500          of
               $10,000      Dividend        Distributions                        Living**
               Investment   Distributions







1997            $            $               $               $       $     $      $

1996*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Large Cap on February 20, 1996, assuming the 3.50% maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment
in Class B of Large Cap would have grown to $______   .
LARGE CAP - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class B of
Large Cap on February 20, 1996,    the     net amount invested in
Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment
in Class C of Large Cap would have grown to $______   .
LARGE CAP - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996*


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class C of Large Cap on February 20, 1996, assuming the maximum applicable CDSC had been in effect, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $____ for capital gain
distributions.    Initial offering of Class C of Large Cap took place
on November 3, 1997.     Class C returns prior to November 3, 1997 are
those of    C    lass B which reflect a 12b-1 fee of 1.00%.
During the period from February 20, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Institutional Class of Large Cap would have grown to $______.
LARGE CAP - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996*            10,350


* From February 20, 1996 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Large Cap on February 20, 1996, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
   During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class A of Growth & Income would have grown to $______, including the effect of Class A's maximum 5.75% sales charge.
   GROWTH & INCOME - CLASS A          INDICES




   Period
 Ended         Value of       Value of          Value of           Total          S&P          DJIA         Cost
   November
 30            Initial        Reinvested        Reinvested         Value           500                      of
               $10,000        Dividend          Capital Gain                                                Living**
               Investment  Distributions     Distributions


   1997         $               $                 $                   $             $           $            $

   1996*        $               $                 $                   $             $           $            $


   * From December 31, 1996 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class A of Growth & Income on December 31, 1996, assuming the 5.75% maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
   During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class T of Growth & Income would have grown to $_____, including the effect of Class T's maximum 3.50% sales charge.
   GROWTH & INCOME - CLASS T          INDICES




   Period
 Ended         Value of       Value of          Value of            Total        S&P          DJIA         Cost
   November
 30            Initial        Reinvested        Reinvested          Value        500                       of/r>


   $10,000        Dividend          Capital Gain                                               Living**
               Investment  Distributions     Distributions


   1997         $              $                 $                   $            $             $             $

   1996*        $              $                  $                  $            $             $             $


   * From December 31, 1996 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class T of Growth & Income on December 31, 1996, assuming the 3.50% maximum sales charge had been in effect, the net amount invested in Class T shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
   During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class B of Growth & Income would have grown to $______.

   GROWTH & INCOME - CLASS B          INDICES




   Period
 Ended         Value of/r>

   Value of         Value of           Total          S&P          DJIA          Cost
   November
 30            Initial         Reinvested       Reinvested         Value           500                       of
               $10,000         Dividend         Capital Gain                                                 Living**
               Investment   Distributions    Distributions

   1997         $               $                 $                  $              $           $             $

   1996*


   * From December 31, 1996 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class B of Growth & Income on December 31, 1996, the net amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
   During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class C of Growth & Income would have grown to
$______.
   GROWTH & INCOME - CLASS C          INDICES




   Period
 Ended         Value of       Value of          Value of           Total          S&P          DJIA          Cost
   November
 30            Initial        Reinvested        Reinvested         Value           500                       of
               $10,000        Dividend          Capital Gain                                                 Living**
               Investment  Distributions     Distributions

   1997         $              $                 $                  $              $            $             $

   1996*


   * From December 31, 1996 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Class C of Growth & Income on December 31, 1996, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $____ for capital gain distributions.
   During the period from December 31, 1996 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Institutional Class of Growth & Income would have grown to $______.
   GROWTH & INCOME - INSTITUTIONAL CLASS          INDICES




   Period
 Ended        Value of       Value of          Value of           Total          S&P          DJIA         Cost
   November
 30           Initial        Reinvested        Reinvested         Value          500                      of
              $10,000        Dividend          Capital Gain                                                Living**
              Investment  Distributions     Distributions

   1997        $              $                 $                  $              $           $             $

   1996*       10,350


   * From December 31, 1996 (commencement of operations).
   ** From month-end closest to initial investment date.
   Explanatory Notes: With an initial investment of $10,000 in Institutional Class of TechnoQuant Growth on December 31, 1996, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $___ for dividends and $___ for capital gain distributions.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class A of Equity Income would have grown to $______, including the effect of Class A's maximum 5.75% sales charge.
EQUITY INCOME - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class A of
Equity Income on    December     1, 1987, assuming the 5.75% maximum
sales charge had been in effect, the net amount invested in Class A shares was $____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $____ for capital gain
distributions. Initial offering of Class A    of Equity Income
took place on September 3, 1996. Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% for prior to January 1, 1996). Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, total returns prior to September 3, 1996 through September 10, 1992 would have been higher and total returns prior to September 10, 1992 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class T of Equity Income would have grown to $______, including the effect of Class T's maximum 3.50% sales charge.
EQUITY INCOME - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class T of
Equity Income on    December     1, 1987, assuming the 3.50% maximum
sales charge had been in effect, the net amount invested in Class T shares was $______. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $____ for capital gain distributions. Initial offering of Class T of Equity Income took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, total returns prior to September 10, 1992 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class B of Equity Income would have grown to $_______.
EQUITY INCOME - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class B of
Equity Income on    December     1, 1987, the net amount invested in
Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions. Initial offering of Class B of Equity
Income took place on June 30, 1994.    Class B r    eturns prior to
June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.65%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class C of Equity Income would have grown to $_____.
EQUITY INCOME - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class C of
Equity Income on    December     1, 1987, the net amount invested in
Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for
capital gain distributions.    Initial offering of Class C of Equity
Income took place on November 3, 1997.     Class C returns    prior to
    November 3, 1997 through June 30, 1994 are those of Class B which
reflect a 12b-1 fee of 1.00%.    Class C r    eturns prior to June 30,
1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.65%. Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Institutional Class of Equity Income would have grown to $_______.
EQUITY INCOME - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Equity Income on    December     1, 1987, the
net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions. During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class A of Balanced would have grown to $_______, including the effect of Class A's maximum 5.75% sales charge.
BALANCED - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988



Explanatory Notes: With an initial investment of $10,000 in Class A of
Balanced on    November     1, 1987, assuming the 5.75% maximum sales
charge had been in effect, the net amount invested in Class A shares was $______. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $____ for capital gain
distributions. Initial offering of Class A    of     Balanced took
place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior
to January 1, 1996). If Class A's 12b-1 fee had been reflected   ,
total returns prior to September 3, 1996 would have been higher. During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class T of Balanced would have grown to $_______, including the effect of Class T's maximum 3.50% sales charge.
BALANCED - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988



Explanatory Notes: With an initial investment of $10,000 in Class T of
Balanced on    November     1, 1987, assuming the 3.50% maximum sales
charge had been in effect, the net amount invested in Class T shares
was $   ______    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $_____ for capital gain distributions.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class B of Balanced would have grown to $_____.
BALANCED - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988



Explanatory Notes: With an initial investment of $10,000 in Class B of
Balanced on    November     1, 1987, the net amount invested in Class
B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions. Initial offering of Class B of Balanced took place on December 31, 1996. Class B returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class B's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class C of Balanced would have grown to $______.
BALANCED - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in Class C of
Balanced on    November     1, 1987, the net amount invested in Class
C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital
gain distributions.    Initial offering of Class C of Balanced took
place on November 3, 1997.     Class C returns from October 31, 1997
through December 31, 1996 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1,
1996). If Class C's 12b-1 fee had been reflected, total returns prior to December 31, 1996 would have been lower.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Institutional Class of Balanced would have grown to $______.
BALANCED - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Balanced on    November 1    , 1987, the net
amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $____ for capital gain distributions. Initial offering of Institutional Class of Balanced took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. Total returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
During the period from March 10, 1994 (commencement of operations of the fund) to December 31, 1997, a hypothetical $10,000 investment in Class A of Emerging Markets Income would have grown to $______, including the effect of Class A's maximum 4.75% sales charge.
EMERGING MARKETS INCOME - CLASS A   INDICES


Period        Value of     Value of        Value of        Total   S&P   DJIA   Cost
Ended         Initial      Reinvested      Reinvested      Value   500          of
December 31   $10,000      Dividend        Capital Gain                         Living**
              Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995

1994*

* From March 10, 1994 (commencement of operations).
** From month-end preceding commencement of fund operations. Explanatory Notes: With an initial investment of $10,000 in Class A of Emerging Markets Income on March 10, 1994, assuming the 4.75% maximum sales charge had been in effect, the net amount invested in Class A shares was $_____. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions. Initial offering of Class A for Emerging Markets
Income took place on September 3, 1996. Class A returns    prior to
    September 3, 1996 are those of Class T which reflect a 12b-1 fee
of 0.25%.    I    f Class A's 12b-1 fee had been reflected, total
returns prior to September 3, 1996        would have been
highe   r.
During the period from March 10, 1994 (commencement of operations of the fund) to December 31, 1997, a hypothetical $10,000 investment in Class T of Emerging Markets Income would have grown to $_____, including the effect of Class T's maximum 3.50% sales charge.
EMERGING MARKETS INCOME - CLASS T   INDICES


Period        Value of     Value of        Value of        Total   S&P   DJIA   Cost
Ended         Initial      Reinvested      Reinvested      Value   500          of
December 31   $10,000      Dividend        Capital Gain                         Living**
              Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995

1994*

* From March 10, 1994 (commencement of operations).
** From month-end preceding commencement of fund operations. Explanatory Notes: With an initial investment of $10,000 in Class T of Emerging Markets Income on March 10, 1994, assuming the 3.50% maximum sales charge had been in effect, the net amount invested in Class T
shares was    $_______    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions.
During the period from March 10, 1994 (commencement of operations of the fund) to December 31, 1997, a hypothetical $10,000 investment in
Class B of Emerging Markets Income would have grown to $______   .
EMERGING MARKETS INCOME - CLASS B   INDICES


Period        Value of     Value of        Value of        Total   S&P   DJIA   Cost
Ended         Initial      Reinvested      Reinvested      Value   500          of
December 31   $10,000      Dividend        Capital Gain                         Living**
              Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995

1994*

* From March 10, 1994 (commencement of operations).
** From month-end preceding commencement of fund operations. Explanatory Notes: With an initial investment of $10,000 in Class B of
Emerging Markets Income on March 10, 1994,    the     net amount
invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $____ for capital gain distributions. Initial offering of Class B of Emerging Markets Income took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee
of 0.25%. If Class B's 12b-1 fee        had been reflected, total
returns prior to June 30, 1994 would have been lower.
During the period from March 10, 1994 (commencement of operations of the fund) to December 31, 1997, a hypothetical $10,000 investment in Class C of Emerging Markets Income would have grown to $______.
EMERGING MARKETS INCOME - CLASS C   INDICES


Period        Value of     Value of        Value of        Total   S&P   DJIA   Cost
Ended         Initial      Reinvested      Reinvested      Value   500          of
December 31   $10,000      Dividend        Capital Gain                         Living**
              Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995

1994*

* From March 10, 1994 (commencement of operations).
** From month-end preceding commencement of fund operations. Explanatory Notes: With an initial investment of $10,000 in Class C of Emerging Markets Income on March 10, 1994, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $____ for
capital gain distributions.    Initial offering of Class C of Emerging
Markets Income took place on November 3, 1997.     Class C returns
   prior to     November 3, 1997 through June 30, 1994 are those of
Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1,
1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been
reflected, total returns    from     June 30, 1997 through    prior to
January 1, 1996 an    d prior to June 30, 1994 would have been lower.
During the period from March 10, 1994 (commencement of operations of the fund) to December 31, 1997, a hypothetical $10,000 investment in Institutional Class of Emerging Markets Income would have grown to $_______.
EMERGING MARKETS INCOME - INSTITUTIONAL CLASS   INDICES


Period        Value of     Value of        Value of        Total   S&P   DJIA   Cost
Ended         Initial      Reinvested      Reinvested      Value   500          of
December 31   $10,000      Dividend        Capital Gain                         Living**
              Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995

1994*

* From March 10, 1994 (commencement of operations).
** From month-end preceding commencement of fund operations. Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Emerging Markets Income on March 10, 1994, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. Initial offering of Institutional Class of Emerging Markets Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%.
    Total    r    eturns for Institutional Class prior to July 3, 1995
would have been higher if Class T's 12b-1 fee had not been reflected. During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class A of High Yield would have grown to $______, including the effect of Class A's maximum 4.75% sales charge.
HIGH YIELD - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class A of
High Yield on    November     1, 1987, assuming the 4.75% maximum
sales charge had been in effect, the net amount invested in Class A
shares was $   ______    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $___ for capital
gain distributions. Initial offering of Class A    of     High Yield
took place on September 3, 1996. Class A returns prior to September 3,
1996 are those of Class T which reflect a 12b-1 fee of 0.   25    %.
If Class A's 12b-1 fee had been reflected, total returns prior to
September 3, 1996    would     have been lower.
During the 10-year period ended from October 31, 1997, a hypothetical $10,000 investment in Class T of High Yield would have grown to $_______, including the effect of Class T's maximum 3.50% sales charge.
HIGH YIELD - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class T of
High Yield on    November     1, 1987, assuming the 3.50% maximum
sales charge had been in effect, the net amount invested in Class T
shares was $   _____    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions.
During the 10-year period ended from October 31, 1997, a hypothetical $10,000 investment in Class B of High Yield would have grown to $______.
HIGH YIELD - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class B of
High Yield on    November     1, 1987, the net amount invested in
Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions. Initial offering of Class B of High Yield took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's
12b-1 fee        had been reflected, total returns prior to June 30,
1994 would have been lower.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class C of High Yield would have grown to $_______.
HIGH YIELD - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class C of
High Yield on    November     1, 1987, the net amount invested in
Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $____ for
capital gain distributions.    Initial offering of Class C of High
Yield took place on November 3, 1997.     Class C returns        prior
to October 31, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been reflected, total
returns    from October 31, 1997 through prior to January 1    ,
199   6     and prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Institutional Class of High Yield would have grown to $______.
HIGH YIELD - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of High Yield on    November     1, 1987, the net
amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. Initial offering of Institutional Class of High Yield took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T
which reflect a 12b-1 fee of 0.25%.        Total    r    eturns for
Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
During the period from October 31, 1994 (commencement of operations of
the fund) to    December     31, 1997, a hypothetical $10,000
investment in Class A of Strategic Income would have grown to $______, including the effect of Class A's maximum 4.75% sales charge.
STRATEGIC INCOME - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
December 31    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995*

* From October 31, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Strategic Income on October 31, 1994, assuming the 4.75% maximum sales charge had been in effect, the net amount invested in Class A shares
was $   ______    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $____ for capital gain
distributions. Initial offering of Class A    of     Strategic Income
took place on September 3, 1996. Class A returns prior to September 3,
1996 are those of Class T        which reflect a 12b-1 fee of
0.   2    5%.    I    f Class A's 12b-1 fee had been reflected, total
returns prior to September 3, 199   6     would have been higher.
During the 10-year period ended from October 31, 1994 (commencement of
operations of the fund) to    December     31, 1997, a hypothetical
$10,000 investment in Class T of Strategic Income would have grown to $_______, including the effect of Class T's maximum 3.50% sales charge.
STRATEGIC INCOME - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
December 31    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995*

* From October 31, 1994 (commencement of operations).
** From month-end following commencement of fund operations. Explanatory Notes: With an initial investment of $10,000 in Class T of Strategic Income on October 31, 1994, assuming the 3.50% maximum sales charge had been in effect, the net amount invested in Class T shares
was $   ______    . The cost of the initial investment ($10,000)
together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions.
During the period from October 31, 1994 (commencement of operations of
the fund) to    December     31, 1997, a hypothetical $10,000
investment in Class B of Strategic Income would have grown to
$_______   .
STRATEGIC INCOME - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
December 31    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995*

* From October 31, 1994 (commencement of operations).
** From month-end following commencement of fund operations. Explanatory Notes: With an initial investment of $10,000 in Class B of
Strategic Income on October 31, 1994,    th    e net amount invested
in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $____ for capital gain distributions.
During the period from October 31, 1994 (commencement of operations of
the fund) to    December     31, 1997, a hypothetical $10,000
investment in Class C of Strategic Income would have grown to
$_______.
STRATEGIC INCOME - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
December 31    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995*

* From October 31, 1994 (commencement of operations).
** From month-end following commencement of fund operations. Explanatory Notes: With an initial investment of $10,000 in Class C of Strategic Income on October 31, 1994, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital
gain distributions.    Initial offering of Class C of Strategic Income
took place on November 3, 1997.     Class C returns    prior to
November 3, 1997     are those of Class B which reflect a 12b-1 fee of
0.90% (1.00% prior to January 1, 1996). If Class C's 12b-1 fe   es
had been reflected, total returns after December 31, 1995 would have been lower.
During the period from October 31, 1994 (commencement of operations of
the fund) to    December 31,     1997, a hypothetical $10,000
investment in Institutional Class of Strategic Income would have grown to $_________.
STRATEGIC INCOME - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
December 31    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995*

* From October 31, 1994 (commencement of operations).
** From month-end following commencement of fund operations. Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Strategic Income on October 31, 1994, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions. Initial offering of Institutional Class of Strategic Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. Total returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class A of Mortgage Securities would have grown to $_______, including the effect of Class A's maximum 4.75% sales charge.
MORTGAGE SECURITIES - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in Class A of
Mortgage Securities on    November     1, 1987, assuming the 4.75%
maximum sales charge had been in effect, the net amount invested in
Class A shares was $   ______    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. Initial offering of Class A of Mortgage Securities took place on March 3, 1997. Class A returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, total returns prior to March 3, 1997 would have been lower.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class T of Mortgage Securities would have grown to $_______, including the effect of Class T's maximum 3.50% sales charge.
MORTGAGE SECURITIES - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in Class T of
Mortgage Securities on    November     1, 1987, assuming the 3.50%
maximum sales charge had been in effect, the net amount invested in
Class T shares was $   _____    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. Initial offering of Class T of Mortgage Securities took place on March 3, 1997. Class T returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, total returns prior to March 3, 1997 would have been lower.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class B of Mortgage Securities would have grown
to $   ________    .
MORTGAGE SECURITIES - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in Class B of
Mortgage Securities on    November     1, 1987, the net amount
invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $____ for capital gain distributions. Initial offering of Class B of Mortgage Securities took place on March 3, 1997. Class B returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee. If Class B's 12b-1 fees had been reflected, total returns prior to March 3, 1997 would have been lower.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Institutional Class of Mortgage Securities would have grown to $______.
MORTGAGE SECURITIES - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Mortgage Securities on    November     1, 1987,
the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions. Initial offering of Institutional Class of Mortgage Securities took place on March 3, 1997. Returns prior to March 3, 1997 are those of Initial Class which has no 12b-1 fee.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Initial Class of Mortgage Securities would have grown to $________.
MORTGAGE SECURITIES - INITIAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in Initial
Class of Mortgage Securities on    November 1    , 1987, the net
amount invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class A of Government Investment would have grown to $_________, including the effect of Class A's maximum 4.75% sales charge.
GOVERNMENT INVESTMENT - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class A of
Government Investment on    November 1    , 1987, assuming the 4.75%
maximum sales charge had been in effect, the net amount invested in
Class A shares was $   _______    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions. Initial offering of Class A for Government Investment took place on September 3, 1996. Class A returns from
September 3, 1996        are those of Class T which reflect a 12b-1
fee of 0.25%.        If Class A's 12b-1 fee had been reflected, total
returns prior to September 3, 1996 would have been highe   r.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class T of Government Investment would have grown to $________, including the effect of Class T's maximum 3.50% sales charge.
GOVERNMENT INVESTMENT - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class T of
Government Investment on    November     1, 1987, assuming the 3.50%
maximum sales charge had been in effect, the net amount invested in
Class T shares was $   _____    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class B of Government Investment would have grown to $_______.
GOVERNMENT INVESTMENT - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class B of
Government Investment on    November     1, 1987, the net amount
invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends
and $____ for capital gain distributions.    Initial offering of Class
B of Government Investment took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class C of Government Investment would have grown to $________.
GOVERNMENT INVESTMENT - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class C of
Government Investment on    November     1, 1987 the net amount
invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends
and $_____ for capital gain distributions.    Initial offering of
Class C of Government Investment took place on November 3, 1997.
    Class C returns    f    rom    October 31    , 1997 through June
30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class
C's 12b-1 fee had been reflected, total returns prior to    October
31    , 1997 through December 31, 1995 and prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Institutional Class of Government Investment would have grown to $_______.
GOVERNMENT INVESTMENT - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Government Investment on    November     1,
1987, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   ______    . If distributions had
not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period
would have amounted to $   ______     for dividends and $   ______
for capital gain distributions. Initial offering of Institutional Class of Government Investment took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. Total Returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
During the 10-year period ended November 3   0    , 1997, a
hypothetical $10,000 investment in Class A of Intermediate Bond would have grown to $_______, including the effect of Class A's maximum 3.75% sales charge.
INTERMEDIATE BOND - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in Class A of
Intermediate Bond on    December 1    , 1987 assuming the 3.75%
maximum sales charge had been in effect, the net amount invested in
Class A shares was $   _______    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for
capital gain distributions. Initial offering of Class A    of
Intermediate Bond took place on September 3, 1996. Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, total returns prior to September 3, 1996 through September 10, 1992 would have been higher and total returns prior to September 10, 1992 would have been lower. During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class T of Intermediate Bond would have grown to $_______, including the effect of Class T's maximum 2.75% sales charge.
INTERMEDIATE BOND - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in Class T of
Intermediate Bond on    December     1, 1987 assuming the 2.75%
maximum sales charge had been in effect, the net amount invested in
Class T shares was $   ______    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. Initial offering of Class T of Intermediate Bond took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, total returns prior to September 10, 1992 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class B of Intermediate Bond would have grown to $_______.
INTERMEDIATE BOND - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in Class B of
Intermediate Bond on    December     1   ,     1987, the net amount
invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions. Initial offering of Class B of Intermediate Bond took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class C of Intermediate Bond would have grown to $________.
INTERMEDIATE BOND - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in Class B of
Intermediate Bond on    December     1, 1987, the net amount invested
in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for
capital gain distributions.    Initial offering of Class C of
Intermediate Bond took place on November 3, 1997.     Class C returns
prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had been reflected, total returns prior to May 31, 1997 through December 31, 1995 and prior to June 30, 1994 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class C of Intermediate Bond would have grown to $_________.
INTERMEDIATE BOND - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions







1997            $            $               $               $       $     $      $

1996

1995

1994

1993

1992

1991

1990

1989

1988


Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Intermediate Bond on    December     1, 1987,
the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions. During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class A of Short Fixed-Income would have grown to $_______, including the effect of Class A's maximum 1.50% sales charge.
SHORT FIXED-INCOME - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class A of
Short Fixed-Income on    November 1    , 1987, assuming the 1.50%
maximum sales charge had been in effect, the net amount invested in
Class A shares was $   _____    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for
capital gain distributions. Initial offering of Class A    of
    Short Fixed-Income took place on September 3, 1996. Class A
returns prior to September 3, 1996 are those of Class T        which
reflect a 12b-1 fee of 0.15%.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class T of Short Fixed-Income would have grown to $_______, including the effect of Class T's maximum 1.50% sales charge.
SHORT FIXED-INCOME - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class T of
Short Fixed-Income on    November 1    , 1987, assuming the 1.50%
maximum sales charge had been in effect, the net amount invested in
Class T shares was $   _____    . The cost of the initial investment
($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_______ for capital gain distributions.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class C of Short-Fixed Income would have grown to $_________.
SHORT        FIXED   -    INCOME - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class C of
Short-Fixed Income on    November 1,     1987, the net amount invested
in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for
capital gain distributions.    Initial offering of Class C Short
Fixed-Income took place on November 3, 1997.     Class C returns for
Short Fixed-Income    for the period ended     October 31, 1997 are
those of Class T which reflect a 12b-1 fee of 0.15%. If Class C's 12b-1 fee had been reflected, total returns would have been lower. During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Institutional Class of Short Fixed-Income would have grown to $________.
SHORT FIXED-INCOME - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Short Fixed-Income on    November 1    , 1987,
the net amount invested Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. Initial offering of Institutional Class of Short Fixed-Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.15%. Total
   r    eturns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected. During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class A of Municipal Income would have grown to $_______, including the effect of Class A's maximum 4.75% sales charge.
MUNICIPAL INCOME - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

   Explanatory Notes: With an initial investment of $10,000 in Class A of Municipal Income on November 1, 1987, assuming the 4.75% maximum sales charge had been in effect, the net amount invested in Class A shares was $9,525. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions. Initial offering of Class A of Municipal Income took place on September 3, 1996. Class A returns prior to September 3, 1996 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class A's 12b-1 fee had been reflected, total returns prior to September 3, 1996 would have been higher.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class T of Municipal Income would have grown to $_______, including the effect of Class T's maximum 3.50% sales charge.
MUNICIPAL INCOME - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class T of
Municipal Income on N   o    vember 1, 1987, assuming the 3.50%
maximum sales charge had been in effect, the net amount invested in Class T shares was $9,650. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $____ for capital gain distributions.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class B of Municipal Income would have grown to $_______.
MUNICIPAL INCOME - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class B of
Municipal Income on N   o    vember 1, 1987, the net amount invested
in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions. Initial offering of Class B of Municipal Income took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class B's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
During the 10-year period ended October 31, 1997, a hypothetical $10,000 investment in Class C of Municipal Income would have grown to $_________.
MUNICIPAL INCOME - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class C of Municipal Income on November 1, 1987, the net amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital
gain distributions.    Initial offering of Class C of Municipal Income
took place on November 3, 1997    . Class C returns for Municipal
Income    from     October 31, 1997 through June 30, 1994 are those of
Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1,
1996). Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.25%. If Class C's 12b-1 fee had been
reflected, total returns from October 31, 1997 t   hrough December 31,
1995     and prior to June 30, 1994 would have been lower.
During the 10   -    year period ended October 31, 1997, a
hypothetical $10,000 investment in Institutional Class of Municipal Income would have grown to $_______.
MUNICIPAL INCOME - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
October 31     Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Municipal Income on    November 1    , 1987,
the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. Initial offering of Institutional Class of Municipal Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.25%. Total
   r    eturns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
During the 10-   y    ear period ended December 31, 1997, a
hypothetical $10,000 investment in Initial Class of Municipal Bond would have grown to $________.
MUNICIPAL BOND - INITIAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
Dec. 31        Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Initial
Class of Municipal Bond on    November 1    , 1987, the net amount
invested in Initial Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class A of Intermediate Municipal Income would have grown to $______, including the effect of Class A's maximum 3.75% sales charge.
INTERMEDIATE MUNICIPAL INCOME - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class A of Intermediate Municipal Income on December 1, 1987 , assuming the 3.75% maximum sales charge had been in effect, the net amount invested in Class A shares was $9,625. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for
capital gain distributions. Initial offering of Class A    of
Intermediate Municipal Income took place on September 3, 1996. Class A returns from September 3, 1996 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class A returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class A's 12b-1 fee had been reflected, total returns prior to September 3, 1996 through September 10, 1992 would have been higher and total returns prior to September 10, 1992 would have been lower. During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class T of Intermediate Municipal Income would have grown to $______, including the effect of Class T's maximum 2.75% sales charge.
INTERMEDIATE MUNICIPAL INCOME - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class T of
Intermediate Municipal Income on    December     1, 1987, assuming the
2.75% maximum sales charge had been in effect, the net amount invested
in Class T shares was $   ________    . The cost of the initial
investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $______ for capital gain distributions. Initial offering of Class T of Intermediate Municipal Income took place on September 10, 1992. Class T returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class T's 12b-1 fee had been reflected, total returns prior to September 10, 1992 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class B of Intermediate Municipal Income would have grown to $_______.
INTERMEDIATE MUNICIPAL INCOME - CLASS B   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class B of
Intermediate Municipal Income on    December     1, 1987, the net
amount invested in Class B shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $_______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for capital gain distributions. Initial offering of Class B of Intermediate Municipal Income took place on June 30, 1994. Class B returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class B returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class B's 12b-1 fee had been reflected, total returns prior to June 30, 1994 would have been lower.
During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Class C of Intermediate Municipal Income would have grown to $______.
INTERMEDIATE MUNICIPAL INCOME - CLASS C   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in Class C of
Intermediate Municipal Income on    December     1, 1987, the net
amount invested in Class C shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends
and $____ for capital gain distributions.    Initial offering of Class
C of Intermediate Municipal Income took place on November 3, 1997.
    Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 0.90% (1.00% prior to January 1, 1996). Class C returns prior to June 30, 1994 through September 10, 1992 are those of Class T which reflect a 12b-1 fee of 0.25%. Class C returns prior to September 10, 1992 are those of Institutional Class which has no 12b-1 fee. If Class C's 12b-1 fee had
been reflected, total returns prior to    November 3,     1997 through
December 31, 1995 and prior to June 30, 1994 would have been lower. During the 10-year period ended November 30, 1997, a hypothetical $10,000 investment in Institutional Class of Intermediate Municipal Income would have grown to $_________.
INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living
               Investment   Distributions   Distributions








1997    $     $     $     $     $     $     $

1996

1995

1994

1993

1992

1991

1990

1989

1988

Explanatory Notes: With an initial investment of $10,000 in
Institutional Class of Intermediate Municipal Income on    December
1,     1987, the net amount invested in Institutional Class shares was
$10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $____ for capital gain distributions.
During the period March 16, 1994 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class A of Short-Intermediate Municipal Income would have grown to $_________, including the effect of Class A's maximum 1.50% sales charge.
SHORT-INTERMEDIATE MUNICIPAL INCOME - CLASS A   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995

1994*

* From March 16, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class A of Short-Intermediate Municipal Income on March 16, 1994, assuming the 1.50% maximum sales charge had been in effect, the net amount invested in Class A shares was $9,850. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $____ for
capital gain distributions. Initial offering of Class A    of
Short-Intermediate Municipal Income     took place on September 3,
1996. Class A returns prior to September 3, 1996 are those of Class T, which reflect a 12b-1 fee of 0.15%.
During the period March 16, 1994 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Class T of Short-Intermediate Municipal Income would have grown to $___________, including the effect of Class T's maximum 1.50% sales charge.
SHORT-INTERMEDIATE MUNICIPAL INCOME - CLASS T   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995

1994*

* From March 16, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Class T of Short-Intermediate Municipal Income on March 16, 1994, assuming the 1.50% maximum sales charge had been in effect, the net amount invested in Class T shares was $9,850. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $__________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $________ for capital gain distributions.
During the period March 16, 1994 (commencement of operations of the fund) to November 30, 1997, a hypothetical $10,000 investment in Institutional Class of Short-Intermediate Municipal Income would have grown to $_______.
SHORT-INTERMEDIATE MUNICIPAL INCOME - INSTITUTIONAL CLASS   INDICES


Period Ended   Value of     Value of        Value of        Total   S&P   DJIA   Cost
November 30    Initial      Reinvested      Reinvested      Value   500          of
               $10,000      Dividend        Capital Gain                         Living**
               Investment   Distributions   Distributions








1997     $     $     $     $     $     $     $

1996

1995

1994*

* From March 16, 1994 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Institutional Class of Short-Intermediate Municipal Income on March 16, 1994, the net amount invested in Institutional Class shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $________. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $_____ for dividends and $_____ for capital gain distributions. Initial offering of Institutional Class of Short-Intermediate Municipal Income took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T
which reflect a 12b-1 fee of 0.15%. Total    r    eturns for
Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.
INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL STOCK MARKET RETURN. The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market
capitalization of Latin American countries according to the    Morgan
Stanley Capital International     Emerging Market database, and the
performance of national stock markets as measured in U.S. dollars by
the    Morgan Stanley Capital International     stock market indices
for the twelve months ended    October 31, 1997    . Of course, these
results are not indicative of future stock market performance or the classes' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the U   .S.     now make up
   over one-half     of the world's stock market capitalization.
According to    Morgan Stanley Capital International    , the size of
the markets as measured in U.S. dollars grew from $   5749.5 ($10078.9
including the U.S.) billion in 1996 to     to $   6207.8 ($12040.3
including the U.S.)     billion in 1997.
The following table measures the    total     market capitalization of
certain countries according to the MSCI indices database. The value of the markets are measured in billions of U.S. dollars as of October 31, 1997.
TOTAL MARKET CAPITALIZATION
Australia    $    152.6       Japan                 $    1693.1

Austria      $    24.6        Netherlands           $    327.9

Belgium      $    73.4        Norway                $    34.2

Canada       $    308.3       Singapore/Malaysia    $    54.0/62.8

Denmark      $    61.8        Spain                 $    146.1

France       $    419.5       Sweden                $    155.8

Germany      $    543.1       Switzerland           $    428.3

Hong Kong    $    167.7       United Kingdom        $    1246.6

Italy        $    215.6       United States         $    5832.5

The following table measures the total market capitalization of Latin
American countries according to the    Morgan Stanley Capital
International     Emerging Markets database. The value of the markets
is measured in millions of U.S. dollars as of    October 31, 1997.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA

Argentina                                     $    33.1

Brazil                                        $    122.1

Chile                                         $    36.3

Colombia                                      $    8.7

Mexico                                        $    94.7

Venezuela                                     $    14.0

   Peru                                          $ 10.0

Total Latin America                           $    410.5

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars
by the    Morgan Stanley Capital International     stock market
indices for the twelve months ended October 31, 1997. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN U.S. DOLLARS
Australia        -7.7    %    Japan                     -18.2    %

Austria          5.8    %     Netherlands               32.4    %

Belgium          13.7    %    Norway                    31.5    %

Canada           17.5    %    Singapore/Malaysia         -26.9/-57.2    %

Denmark          31.6    %    Spain                     37.8    %

France           12.6    %    Sweden                    22.9    %

Germany          20.6    %    Switzerland               30.9    %

Hong Kong        -17.5    %   United Kingdom            28.6    %

Italy            33.2    %    United States             32.3    %

STOCK MARKET PERFORMANCE (CUMULATIVE TOTAL RETURNS)
MEASURED IN LOCAL CURRENCY
Australia        3.9    %     Japan                     -13.5    %

Austria          20.3    %    Netherlands               51.5    %

Belgium          29.4    %    Norway                    44.4    %

Canada           23.5    %    Singapore/Malaysia         -18.4/-43.2    %

Denmark          48.4    %    Spain                     57.1    %

France           26.9    %    Sweden                    40.1    %

Germany          37.1    %    Switzerland               45.3    %

Hong Kong        -17.5    %   United Kingdom            24.9    %

Italy            48.4    %    United States             32.3    %


The following table shows the average annualized stock market returns measured in U.S. dollars as of October 31, 1997.
STOCK MARKET PERFORMANCE

                 FIVE YEARS ENDED OCTOBER 31, 1997   TEN YEARS ENDED OCTOBER 31, 1997

Germany               17.57    %                          13.96    %

Hong Kong             35.86    %                          30.10    %

Japan                 8.03    %                           2.29    %

Spain                 23.72    %                          10.90    %

United Kingdom        17.87    %                          13.55    %

United States         17.67    %                          16.51    %


PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank bond funds based on yield. In addition to mutual fund rankings, performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds. From time to time, performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A class's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a class returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Each of TechnoQuant Growth, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, and Balanced may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
International Capital Appreciation may compare its performance to that
of the Morgan Stanley Capital International    AC     World    Index
    ex US   A (Gross)    , a market capitalization weighted equity
index comprising 46 counties-20 developed markets and 26 emerging markets.
   Overseas may compare its performance to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index, a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.
Mid-Cap may compare its performance to that of the Standard & Poor's MidCap 400 Index, a widely recognized, unmanaged index of 400 medium-capitalization stocks.
Balanced may compare its performance to that of the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding
flower bonds and foreign-targeted issues) and U.S.    G    overnment
agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.
Emerging Markets Income may compare its performance to that of the J.P. Morgan Emerging Markets Bond Index Plus, a market capitalization weighted total return index of U.S. dollar- and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets.
Each of High Yield and Strategic Income may compare its performance to that of the Merrill Lynch High Yield Master Index, a market capitalization weighted index of all domestic and yankee high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year. Issues included in the index have a credit rating lower than BBB-/Baa3 but are not in default (DDD1 or lower). Split-rated issues (i.e., rated investment-grade by one rating agency and high-yield by another) are included in the index based on the issue's corresponding composite rating. Structured-note issues, deferred interest bonds, and pay-in-kind bonds are excluded.
Mortgage Securities may compare its performance to that of the Salomon Brothers Mortgage Index, a market capitalization weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Fannie Mae and Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae and FHLMC balloon mortgages with fixed-rate coupons. For mortgage issues, the entry and exit amounts are $1 billion public amount outstanding. Government Investment may compare its performance to that of the Salomon Brothers Treasury/Agency Index, a market capitalization weighted index of U.S. Treasury and U.S. Government agency securities with fixed-rate coupons and weighted average lives of at least one year. For U.S. Treasury issues, the entry and exit amounts are $1 billion public amount outstanding. For U.S. Government agency issues, the entry and exit amounts are $100 million and $75 million, respectively.
Intermediate Bond may compare its performance to that of the Lehman Brothers Intermediate Government/Corporate Bond Index, a market value weighted performance benchmark for government and corporate fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and 10 years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt.
Short Fixed-Income may compare its performance to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value weighted performance benchmark for government and corporate fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and three years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted
issues) and U.S.    G    overnment agencies, as well as nonconvertible
investment-grade, SEC-registered corporate debt.
   Strategic Income may compare its performance to that of the Fidelity Strategic Income Composite Benchmark which is a hypothetical representation of the performance of the fund's general investment categories according to their respective weighting in the fund's neutral mix. The Fidelity Strategic Income Composite Benchmark represents Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% emerging markets and 15% foreign developed markets). The following indices are used to calculate the Fidelity Strategic Income Composite Benchmark: high yield - the Merrill Lynch High Yield Master Index (40%), a market capitalization weighted index of all domestic and yankee high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year; U.S. Government and investment-grade
- the Salomon Brothers Mortgage Index (15%), a market capitalization weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Fannie Mae and Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae and FHLMC balloon mortgages with fixed-rate coupons; U.S. Government and investment-grade - the Salomon Brothers Non-U.S. Dollar World Government Bond Index (15%), is a market-capitalization weighted index that tracks the performance of 16 world Government bond markets, excluding the United States. Issues included in the Index have fixed-rate coupons and maturities of at least one year; emerging markets - the J.P. Morgan Emerging Markets Bond Index Plus (15%), a markets capitalization weighted total return index of U.S. dollar-and other external currency-denominated Brady bonds, loans, Eurobonds, and local market debt instruments traded in emerging markets; foreign developed markets - the Salomon Brothers Treasury 1-10 Year Index (15%), a market capitalization weighted index of U.S. Treasury and U.S. government agency securities with fixed-rate coupons and weighted average lives between one and 10 years.
Each class of the municipal funds may compare its performance to that of the Lehman Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. In addition, Municipal Income may compare its performance to that of the Lehman Brothers 70% Municipal/30% Non-Investment Grade Composite Index, a total return performance benchmark for both investment-grade and non-investment grade municipal bonds. The Lehman Brothers 70% Municipal/30% Non-Investment Grade Composite Index has a Municipal Bond Index weight of 70% and a Non-Investment Grade Bond Index weight of 30%. The Lehman Brothers Non-Investment Grade Municipal Bond Index includes municipal bonds with maturities of at least one year that have a maximum credit rating of BA1 or are unrated. Intermediate Municipal Income may compare its performance to that of the Lehman Brothers 1-17 Year Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years. Short-Intermediate Municipal Income may compare its performance to that of the Lehman Brothers 1-5 Year Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities between one and five years. Issues included in each index have been issued after December 31, 1990 and have an outstanding par value of at least $50 million. Subsequent to December 31, 1995, zero coupon bonds and issues subject to the alternative minimum tax are included in each index.
A class may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the classes. The classes may also compare performance to that of other compilations or indices that may be developed and made available in the future.
A municipal fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many municipal mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.
In advertising materials, Fidelity may reference or discuss its products and services, which may include the following: other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.
Each fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.
Each fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.
   A     fund may present its fund number, QuotronTM number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, a fund may compare these measures to those of other funds. Measures of volatility seek to compare a class' historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents the class's percentage change in price movements over that period.
A class may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a class at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of December 31, 1997, FMR advised over $____ billion in tax-free fund assets, $____ billion in money market fund assets, $_____ billion in equity fund assets, $____ billion in international fund assets, and $____ billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each class of each bond fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A class's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE,    REDEMPTION, AND     EXCHANGE INFORMATION
CLASS A SHARES ONLY
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's front-end sales charge in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's front-end sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
   1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA);
   2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans and accounts managed by third parties do not qualify for this waiver;
   3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;
   4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plan assets do not qualify for this waiver;
   5. to shares purchased for an employee benefit plan having $25 million or more in plan assets; or
   6. to shares purchased prior to December 31, 1998 by shareholders who have closed their Class A Municipal Bond, Class A California Municipal Income, or Class A New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.
For the purpose of load waiver (3), certain broker-dealers that otherwise meet the qualifications and asset minimums established by FDC are not required to sign a participation agreement.
A sales load waiver form must accompany these transactions.
CLASS T SHARES ONLY
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class T's front-end sales charge in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class T's front-end sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
   1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA);
   2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;
   3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee;
   4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;
   5. to shares purchased for an employee benefit plan;
   6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
   7. to shares purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
   8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge;
   9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
   10. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
   11. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;
   12. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
   13. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined trusts; or
   14. to shares purchased prior to December 31, 1998 by shareholders who have closed their Class T Municipal Bond, Class T California Municipal Income, or Class T New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.
A sales load waiver form must accompany these transactions.
STRATEGIC OPPORTUNITIES: INITIAL CLASS ONLY
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Initial Class's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with the fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Initial Class's sales charge in certain instances because of efficiencies involved in those sales of shares. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption (1) and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and
(ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased by a mutual fund for which FMR or an affiliate serves as investment manager;
8. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity IRA, the Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
The fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
A sales load waiver form must accompany these transactions.
CLASS B AND CLASS C SHARES ONLY
The contingent deferred sales charge (CDSC) on Class B and Class C shares may be waived (1) in the case of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability; (2) in connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70, which are permitted without penalty pursuant to the Internal Revenue Code; (3) in connection with redemptions through the Fidelity Advisor Systematic Withdrawal
Program; or    (4) (APPLICABLE TO CLASS C ONLY) in connection with any
redemptions from an employee benefit plan (including 403(b) programs, but otherwise as defined by ERISA).
A sales load waiver form must accompany these transactions. INSTITUTIONAL CLASS SHARES ONLY
Institutiona   l     Class Shares are offered to:
   1. Broker-dealer managed accounts programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (including 403(b) programs, but otherwise as defined by ERISA) must have at least $50 million in plan assets;
   2. Registered investment advisor managed accounts, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business and the program (i) charges an asset-based fee, and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the programs must be managed on a discretionary basis;
   3. Trust institutions and bank trust department managed accounts programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;
   4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and

   5. Current or former Trustees or officers of a Fidelity fund or current or retired officer, directors, or regular employees of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.
   For purchases made by managed account programs or insurance company separate accounts, FDC reserves the right to wive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.
FOR CLASS A AND CLASS T SHARES ONLY
FINDER'S FEE. For all funds except the Short-Term Bond Funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan) past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent"; and an incremental load waived trade toward an investor's $1 million "Letter of Intent". Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
For the Short-Term Bond Funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more, or (ii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent." Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."
Any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor Funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of the Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class A or Class T shares, as applicable that have been held for the longest period of time.
With respect to employee benefit plans, the Class A or Class T CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A or Class T CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70 1/2.
CLASS A, CLASS T, CLASS B, AND CLASS C SHARES ONLY
QUANTITY DISCOUNTS. To obtain a reduction of the front-end sales charge on Class A or Class T shares, you or your investment professional must notify the transfer agent at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable front-end sales charge.
For purposes of qualifying for a reduction in front-end sales charges under the Combined Purchase, Rights of Accumulation or Letter of Intent programs, the following may qualify as an individual or a "company" as defined in Section 2(a)(8) of the 1940 Act: an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or a parent-subsidiary group of "employee benefits plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations as defined under Section 501(c)(3) of the Internal Revenue Code.
RIGHTS OF ACCUMULATION permit reduced front-end sales charges on any future purchases of Class A or Class T shares after you have reached a new breakpoint in a fund's sales charge schedule. The value of currently held (i) Fidelity Advisor fund Class A, Class T, Class B and Class C shares, (ii) Advisor B Class and Advisor C Class shares of Treasury Fund and (iii) Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund, is determined at the current day's NAV at the close of business, and is added to the amount of your new purchase valued at the current offering price to determine your reduced front-end sales charge.
LETTER OF INTENT. You may obtain Class A or Class T shares at the same reduced front-end sales charge by filing a non-binding Letter of Intent (Letter) within 90 days of the start of Class A or Class T purchases. Each Class A or Class T investment you make after signing the Letter will be entitled to the front-end sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase of Class A or Class T shares toward a $50,000 Letter would receive the same reduced sales charge as if the $50,000 ($500,000 for the Short-Term Bond Funds) had been invested at one time. Purchases of Class B and Class C shares during the 13-month period also will count toward the completion of the Letter. To ensure that you receive a reduced front-end sales charge on future purchases, you or your investment professional must inform Fidelity that the Letter is in effect each time Class A or Class T shares are purchased. Reinvested income and capital gain distributions do not count toward the completion of the Letter.
Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase, Class A or Class T shares equal to 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The Class A or Class T shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed Class A or Class T shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.
If you purchase more than the amount specified in the Letter and qualify for a future front-end sales charge reduction, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional Class A or Class T shares at the then-current offering price applicable to the total purchase.
If you do not complete your purchase under the Letter within the 13-month period, 30 days' written notice will be provided for you to pay the increased front-end sales charges due. Otherwise, sufficient escrowed Class A or Class T shares will be redeemed to pay such charges.
FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM. You can make regular investments in Class A, Class T, Class B, Class C or Institutional Class shares of the funds monthly, bimonthly, quarterly, or semi-annually with the Systematic Investment Program by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign.
You may cancel your participation in the Systematic Investment Program at any time without payment of a cancellation fee. You will receive a confirmation from the transfer agent for every transaction, and a debit entry will appear on your bank statement.
FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM. If you own Class A, Class T, or Institutional Class shares worth $10,000 or more, you can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. If you own Class B or Class C shares worth $10,000 or more you can have monthly or quarterly checks sent from your account to you, to a person named by you, or to your bank checking account. Aggregate redemptions per 12-month period from your Class B or Class C account may not exceed 10% of the value of the account and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount. Your Systematic Withdrawal Program payments are drawn from Class A, Class T, Class B, Class C, or Institutional Class share redemptions, as applicable. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted.
ALL CLASSES
Each fund is open for business and the NAV and, where applicable, the offering price, for each class is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, Initial Class shares of Strategic Opportunities, Mortgage Securities, and Municipal Bond will not process wire purchases and redemptions on days when the Federal Reserve System is closed.
FSC normally determines each class's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a class's NAV may be affected on days when investors do not have access to a fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of a fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. For any fund that invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. For those funds that may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the funds that qualify for the deduction will generally be less than 100%. For those funds whose income is primarily derived from interest, dividends will not qualify for the dividends-received deduction available to corporate shareholders. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of a fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Mortgage security paydown gains (losses) on mortgage securities purchased by
   a     fund on or prior to June 8, 1997 are generally taxable as
ordinary income, therefor, increase (decrease) taxable dividend distributions. To the extent that a fund's income is designated as federally tax-exempt interest, the daily dividends declared by the fund are also federally tax-exempt. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and, therefore, will increase (decrease) dividend distributions. As a consequence, FMR may adjust a fund's income distributions to reflect the effect of currency fluctuations. However, if foreign currency losses exceed a fund's net investment income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in his or her fund. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. These gains will be taxed as ordinary income.
Each fund will send each of its shareholders a notice in January describing the tax status of dividends and capital gain distributions, if any, for the prior year.
Shareholders are required to report tax-exempt income on their federal tax returns. Shareholders who earn other income, such as Social Security benefits, may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts.
Each municipal fund purchases securities whose interest FMR believes is free from federal income tax. Generally, issuers or other parties have entered into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.
As a result of The Tax Reform Act of 1986, interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities will be considered tax-exempt for purposes of Municipal Income's, Municipal Bond's, Intermediate Municipal Income's, and Short-Intermediate Municipal Income's policies of investing 80% of its net assets in securities whose interest is free from federal income tax. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT tax to be paid, if any. Private activity securities issued after August 7, 1986 to benefit a private or industrial user or to finance a private facility are affected by this rule.
A portion of the gain on bonds purchased with market discount after April 30, 1993 and short-term capital gains distributed by a fund are federally taxable to shareholders as dividends, not as capital gains. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased at a discount after April 30, 1993 are not considered income for the purposes of Municipal Income's, Municipal Bond's, Intermediate Municipal Income's, and Short-Intermediate Municipal Income's policies of investing 80% of its net assets in securities whose interest is free from federal income tax.
Corporate investors should note that a tax preference item for purposes of the corporate AMT is 75% of the amount by which adjusted
current earnings (which include tax-exempt interest) exceed   s
the alternative minimum taxable income of the corporation. If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by a fund on the sale of securities and distributed to shareholders are
federally taxable as    long-term     capital gains, regardless of the
length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
   As of November 30, 1997, TechnoQuant Growth hereby designates approximately $____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
As of October 31, 1997, Overseas hereby designates approximately $____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
As of November 30, 1997, Mid Cap hereby designates approximately $___________ as a capital gain dividend for the purpose of the dividend-paid deduction.
As of November 30, 1997, Equity Growth hereby designates approximately $_____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
As of November 30, 1997, Growth Opportunities hereby designates approximately $____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
As of November 30, 1997, Strategic Opportunities hereby designates approximately $_____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of November 30, 1997, Large Cap hereby designates approximately $_____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of November 30, 1997, Growth & Income hereby designates approximately $_____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
As of November 30, 1997, Equity Income hereby designates approximately $____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
As of October 31, 1997, Balanced hereby designates approximately $___________ as a capital gain dividend for the purpose of the dividend-paid deduction.
As of December 31, 1997, Emerging Markets Income hereby designates approximately $____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of October 31, 1997, High Yield hereby designates approximately $____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
As of December 31, 1997, Strategic Income hereby designates approximately $_____________ as a capital gain dividend for the purpose of the dividend-paid deduction.
   As of October 31, 1997, Mortgage Securities hereby designates approximately $________ as a capital gain dividend for the purpose of the dividend-paid deduction.
As of October 31, 1997, Government Investment had a capital loss carryforward aggregating approximately $____________. This loss carryforward, of which $3,262,000 and $2,696,000 will expire on October 31, 2002 and 2004, respectively, is available to offset future capital gains.
As of November 30, 1997, Intermediate Bond had a capital loss carryforward aggregating approximately $____________. This loss carryforward, of which $2,841,000, $1,035,000, $134,000, and
$9,657,000 will expire on November 30, 1998, 1999, 2002, and 2004, respectively, is available to offset future capital gains.
As of October 31, 1997, Short Fixed-Income had a capital loss carryforward aggregating approximately $___________. This loss carryforward, of which $128,000, $63,000, $286,000, $38,000, $336,000,
$17,692,000, $19,457,000 and $2,265,000 will expire on October 31,
1997, 1998, 1999, 2000, 2001, 2002, 2003, and 2004, respectively, is available to offset future capital gains.
As of October 31, 1997, Municipal Income had a capital loss carryforward aggregating approximately $__________. This loss carryforward, of which $3,173,000, $7,511,000 and 6,268,000 will expire on October 31, 2002, 2003, and 2004, respectively, is available to offset future capital gains.
As of December 31, 1997, Municipal Bond had a capital loss carryforward aggregating approximately $__________. This loss carryforward, all of which will expire on December 31, 2003, is available to offset future capital gains.
As of November 30, 1997, Intermediate Municipal Income had a capital loss carryforward aggregating approximately $________. This loss carryforward, all of which will expire on November 30, 2003, is available to offset future capital gains.
As of November 30, 1997, Short-Intermediate Municipal    Income
hereby designates approximately $_________ as a capital gain dividend for the purpose of the dividend-paid deduction.
STATE AND LOCAL TAX    ISSUES    . For mutual funds organized as
business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned your proportionate share of the U.S. Government securities in the fund's portfolio. Because the income earned on most U.S. Government securities in which each fund invests is exempt from state and local income taxes, the portion of your dividends from each fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities, whether such securities are held directly or through a fund.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a " regulated investment company" for tax purposes, so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds, if any, in its trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders of a fund may be subject to state and local taxes on fund distributions, and shares may also be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable for their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees and Members of the Advisory Board is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
   J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (6   6    ), Trustee (1992). Prior to her
retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996, and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993) Imation Corp. (imaging and information storage, 1997) and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is President and a Director of FMR (1997); and President and a Director of FMR Texas Inc. (1997), Fidelity Management & Research (U.K.) Inc.
(1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). WILLIAM J. HAYES (63), Vice President (1994), is Vice President of
Fidelity's    E    quity    F    unds; Senior Vice President of FMR;
and Managing Director of FMR Corp.
ROBERT LAWRENCE (45), is Vice President of certain Equity Funds
(1997)    , Vice President of Fidelity Real Estate High Income
   (1995)     and Fidelity Estate High Income Fund II (199   6    ),
and Senior Vice President of FMR (1993).
FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995) and Senior Vice President of FMR (1995). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
BART A. GRENIER, (38) is Vice President of certain High-Income Bond Funds (1997). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as Director of High-Income Group Research and as Director of U.S. Equity Research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.
JOHN H. CARLSON (47), is Vice President of Fidelity Advisor Emerging
Markets Income Fund (1996) and Fidelity Advisor    Strategic Income
Fund (1996), and other funds advised by FMR. Prior to joining Fidelity in 1995, Mr. Carlson spent three years with Lehman Brothers as executive director of emerging markets and senior vice president and head trader at Lehman's Latin American emerging markers fixed-income desk.
DWIGHT CHURCHILL (44), is Vice President of Bond funds, Group Leader of Bond Group, and is Senior Vice President of FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments. Prior to joining Fidelity, he spent three years as president and CEO of CSI Asset Management, Inc. in Chicago, an investment management subsidiary of The Prudential.
BETTINA E. DOULTON (33), is Vice President of    Fidelity Advisor
    Balanced    Fund     (1996), and other funds advised by FMR.
Since 1993, Ms. Doulton has managed a variety of Fidelity funds.
Prior to 1993, Ms. Doulton served as an equity analyst.
MARGARET L. EAGLE (48), is Vice President of Fidelity Advisor High
Yield        and Fidelity Advisor Strategic Income Fund (1997)   .
    Prior to her current responsibilities, Ms. Eagle was a fixed-income analyst and managed a variety of Fidelity funds.
GEORGE A. FISCHER (36), is Vice President of    Fidelity Advisor
    Municipal Income    Fund     (1997) and    Fidelity Advisor
    Municipal Bond    Fund     (1997), and other funds advised by FMR.
Prior to his current responsibilities, Mr. Fischer has managed a variety of Fidelity funds.
KEVIN E. GRANT (37),    is Vice President of Fidelity Advisor Balanced
Fund (1996), Fidelity Advisor Intermediate Bond Fund (1995), Fidelity Advisor Mortgage Securities (1995), and other funds advised by FMR. Since joining Fidelity in 1993, Mr. Grant has managed a variety of Fidelity funds. Prior to joining Fidelity, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.
CURTIS HOLLINGSWORTH (40),    is Vice President of Fidelity Advisor
Government Investment Fund (1996), Fidelity Advisor Strategic Income Fund (1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Hollingsworth has managed a variety of Fidelity funds.
HARRIS LEVITON (36), is Vice President of Strategic Opportunities
(1996) . Prior to his current responsibilities, Mr. Leviton has managed a variety of Fidelity funds.
ABIGAIL JOHNSON (36), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds.
NORMAN U. LIND (41),    is Vice President of Fidelity Advisor
Short-Intermediate Municipal Income Fund (1995) and other funds advised by FMR. Prior to his current responsibilities, Mr. Lind managed a variety of Fidelity funds.
   RICHARD R. MACE, JR. (36), is Vice President of Fidelity Advisor Overseas Fund (1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Mace has managed a variety of Fidelity funds.
DAVID L. MURPHY (49),    is Vice President of Fidelity Advisor
Intermediate Municipal Income Fund (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Murphy has managed a variety of Fidelity funds.
RICHARD A. SPILLANE, JR. (46), is Vice President of certain Equity Funds, and Senior Vice President of FMR (1997). Since joining Fidelity Mr. Spillane was Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
THOMAS M. SPRAGUE (40), is Vice President of Large Cap (1997), and
another fund advised by FMR.    Prior to is current responsibilities,
Mr. Sprague has managed a variety of Fidelity funds.
BETH TERRANA (40),    is Vice President of Fidelity Advisor Growth &
Income Fund (1996) and other funds advised by FMR. Prior to her current responsibilities, Ms. Terrana managed a variety of Fidelity funds.
JENNIFER S. UHRIG (36), is Vice President of    Fidelity Advisor
    Equity Growth    Fund     (199   6    ), and other funds advised
by FMR   . Prior to her current responsibilities, Ms. Uhrig has
managed a variety of Fidelity funds.
GEORGE A. VANDERHEIDEN (52), is Vice President of Growth
Opportunities, and other funds advised by FMR   . Prior to his current
responsibilities, Mr. Vanderheiden has managed a variety of Fidelity funds.
ARTHUR S. LORING (50), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
ROBERT H. MORRISON (57), Manager of Security Transactions of Fidelity's equity funds is Vice President of FMR.
THOMAS D. MAHER (52), Assistant Vice President, is Assistant Vice President of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds and Vice President and Associate General Counsel of FMR Texas Inc.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of Fidelity's municipal bond funds (1996) and of Fidelity's money market funds (1996) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended in 1997, or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE



Aggregate
 Compensation J. Gary   Ralph F. Phyllis Richard Edward C. E.      Donald  Peter S. William Gerald Edward Marvin Thomas
from a Fund A Burkhea   Cox      Burke   J.      Johnson   Bradley J. Kirk Lynch
                                                                           (double
                                                                           dagger)  O.      C.     H.     L.Mann R.
              d
        (double dagger)          Davis   Flynn
                                        (double dagger)
                                        (double
                                         dagger) 3d(double
                                                 dagger)   Jones                    McCoy   McDono Malone        Williams
                                                                                    (double dagger)
                                                                                    (double dagger)
                                                                                    (double
                                                                                    dagger) ugh    (double dagger)
                                                                                                   (double dagger)


TechnoQuant
 Growth**,+   $         $        $       $       $          $      $       $       $        $      $       $      $

Overseas*,B

MidCap**,+

Equity Growth**,C,P

Growth
Opportunities*,D,P

Strategic Opportunities***,E

Large Cap**, +

Growth & Income**, +

   Aggregate
 Compensation J.Gary  Ralph F. Phyllis  Richard  Edward C. E.      Donald Peter S. William  Gerald Edward Marvin Thomas
   from a
 Fund A       Burkhea Cox      Burke    J.       Johnson   Bradley J.Kirk Lynch
                                                                          (double
                                                                          dagger)  O.       C.     H.      L.Mann R.
                 d(double
              dagger)          Davis    Flynn
                                       (double
                                       dagger)
                                       (double
                                       dagger)  3d(double
                                                dagger)    Jones                   McCoy    McDono Malone      Williams

                                                                                  (double
                                                                                  dagger)
                                                                                  (double
                                                                                  dagger)
                                                                                  (double
                                                                                  dagger)   ugh    (double
                                                                                                   dagger)
                                                                                                   (double
                                                                                                   dagger)

Equity Income**,F,,P

Balanced*,G,P

Emerging Markets
Income***

High Yield*,H,P

Strategic  Income***

Mortgage Securities *,B

Government Investment*,I

Intermediate Bond**,J

Short Fixed-Income*,K

Municipal Income*,L

Municipal Bond***,M

Intermediate Municipal
Income**,N

Short-Intermediate Municipal
Income**

Total Compensation from the       $
Fund Complex ++,A


* Fiscal year ended October 31.
** Fiscal year ended November 30.
*** Fiscal year ended December 31.
(double dagger) Interested trustees of each fund and Mr. Burkhead are compensated by FMR.
(double dagger)(double dagger) Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
(double dagger)(double dagger)(double dagger) During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of Fidelity Advisor Series II, III, IV, V, and VI, and Fidelity Municipal Trust. During the period from May 1, 1996 through the present, Mr. McCoy has served as a Member of the Advisory Board of Fidelity Advisor Series I, VII, and VIII.
+ Estimated
++ Information is as of December 31, 1997 for _____ funds in the complex.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   __    , Phyllis Burke Davis, $   __    , Richard J. Flynn,
$   __    , E. Bradley Jones, $   __    , Donald J. Kirk, $   __    ,
William O. McCoy, $   __    , Gerald C. McDonough, $   ___    , Edward
H. Malone, $   ___    , Marvin L. Mann, $   ___    , and Thomas R.
Williams, $   ___    .
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___    , Phyllis Burke Davis, $   ___    , Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___    , Donald J. Kirk, $   0    ,
William O. McCoy, $   ___    , Gerald C. McDonough, $   ___,    ,
Edward H. Malone, $   ___,    , Marvin L. Mann, $   ___,    , and
Thomas R. Williams, $   ___,    .
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___,    , Phyllis Burke Davis, $   ___,    , Richard J.
Flynn, $   ___,    , E. Bradley Jones, $   ___,    , Donald J. Kirk,
$   ___,    , William O. McCoy, $   ___,     Gerald C. McDonough,
$   ___,     Edward H. Malone, $   ___,     Marvin L. Mann,
$   ___    , and Thomas R. Williams, $   ___,
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___    , Phyllis Burke Davis, $   ___    , Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___,     Donald J. Kirk,
$   ___    , William O. McCoy, $   ___    , Gerald C. McDonough,
$   ___    , Edward H. Malone, $   ___    , Marvin L. Mann,
$   ___    , and Thomas R. Williams, $   ___    .
F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___    , Phyllis Burke Davis, $   ___    , Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___    , Donald J. Kirk,
$   ___    , William O. McCoy, $   ___    , Gerald C. McDonough,
$   ___    , Edward H. Malone, $   ___    , Marvin L. Mann,
$   ___    , and Thomas R. Williams, $   ___    .
G The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___    , Phyllis Burke Davis, $   ___    , Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___    , Donald J. Kirk,
$   ___    , William O. McCoy, $   ___    , Gerald C. McDonough,
$   ___    , Edward H. Malone, $   ___    , Marvin L. Mann,
$   ___    , and Thomas R. Williams, $   ___    .
H The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___    , Phyllis Burke Davis, $   ___    , Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___    , Donald J. Kirk,
$   ___    , William O. McCoy, $   ___    , Gerald C. McDonough,
$   ___    , Edward H. Malone, $   ___    , Marvin L. Mann,
$   ___    , and Thomas R. Williams, $   ___    .
I The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___    , Phyllis Burke Davis, $   ___    , Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___    , Donald J. Kirk,
$   ___    , William O. McCoy, $   ___    , Gerald C. McDonough,
$   ___    , Edward H. Malone, $   ___     Marvin L. Mann, $   ___
and Thomas R. Williams, $   ___.
J The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___,     Phyllis Burke Davis, $   ___    , Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___,     Donald J. Kirk,
$   ___    , William O. McCoy, $   ___    , Gerald C. McDonough,
$   ___    , Edward H. Malone, $   ___    , Marvin L. Mann,
$   ___    , and Thomas R. Williams, $   ___    .
K The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___    , Phyllis Burke Davis, $   ___    , Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___    , Donald J. Kirk,
$   ___    , William O. McCoy, $   ___    , Gerald C. McDonough,
$   ___    , Edward H. Malone, $   ___,     Marvin L. Mann,
$   ___    , and Thomas R. Williams, $   ___    .
L The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___,     Phyllis Burke Davis, $   ___    , Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___,     Donald J. Kirk,
$   ___    , William O. McCoy, $   ___    , Gerald C. McDonough,
$   ___    , Edward H. Malone, $   ___    , Marvin L. Mann,
$   ___    , and Thomas R. Williams, $   ___    .
M The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___    , Phyllis Burke Davis, $   ___,     Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___    , Donald J. Kirk,
$   ___    , William O. McCoy, $   ___    , Gerald C. McDonough,
$   ___    , Edward H. Malone, $   ___,     Marvin L. Mann,
$   ___    , and Thomas R. Williams, $   ___    .
N The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F.
Cox, $   ___    , Phyllis Burke Davis, $   ___,     Richard J. Flynn,
$   ___    , E. Bradley Jones, $   ___    , Donald J. Kirk,
$   ___    , William O. McCoy, $   ___    , Gerald C. McDonough,
$   ___    , Edward H. Malone, $   ___    , Marvin L. Mann,
$   ___    , and Thomas R. Williams, $   ___    .
O For the fiscal period ended in 199   7    , certain of the
non-interested trustees' aggregate compensation from certain funds includes accrued voluntary deferred compensation as follows: Equity
Growth (Cox, $   ___    , Malone, $   ___    , Mann, $   ___    );
Growth Opportunities (Cox, $   ___    , Malone, $   ___    , Mann,
$   ___    ); Equity Income (Cox, $   ___    , Malone, $   ___    ,
Mann, $   ___    ); Balanced (Cox, $   ___    , Malone, $   ___    ,
Mann, $   ___    ); and High Yield (Cox, $   ___    , Malone,
$   ___    , Mann, $   ___    ).
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
As of    December 31,     1997, the following owned of record or
beneficially 5% or more of the outstanding shares of the classes of the following Fidelity Advisor funds:
   [INSERT BENEFICIAL NUMBERS HERE]
   [WE MAY NOT NEED THIS PARAGRAPH DEPENDING ON THE NUMBERS]    A
shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. MANAGEMENT CONTRACTS
MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund, or each class thereof, as applicable, include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. MANAGEMENT FEES. For the services of FMR under the management contract, Equity Income pays FMR a monthly management fee at the annual rate of 0.50% of its average net assets throughout the month. For the services of FMR under the management contract, TechnoQuant Growth, International Capital Appreciation, Mid Cap, Equity Growth, Large Cap, Growth & Income, Balanced, Emerging Markets Income, High Yield, Strategic Income, Mortgage Securities, Government Investment, Intermediate Bond, Short Fixed-Income, Municipal Income, Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
For the services of FMR under the management contract, Overseas, Growth Opportunities, and Strategic Opportunities each pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a
performance adjustment based on a comparison of    the     performance
   of Growth Opportunities and Strategic Opportunities     to that of
S&P 500    and the performance of Overseas to that of the Morgan
Stanley Capital International Europe, Australasia, Far East Index
(EAFE)    .
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
FMR is each fund's manager pursuant to management contracts dated and approved by shareholders on the dates shown in the table below.

FUND                                  DATE OF MANAGEMENT CONTRACT   DATE OF SHAREHOLDER APPROVAL

TechnoQuant Growth                    12/1/96                       12/23/96*

International Capital Appreciation    10/16/97                      10/31/97*

Overseas                              10/   3    1/97               9/17/97

Mid Cap                               1/18/96                       1/18/96*

Equity Growth                         8/1/97                        7/16/97

Growth Opportunities                  8/1/97                        7/16/97

Strategic Opportunities               7/1/97                        6/18/97

Large Cap                             1/18/96                       1/18/96*

Growth & Income                       12/1/96                       12/23/96*

Equity Income                         8/1/86                        7/23/86

Balanced                              1/1/95                        12/14/94

Emerging Markets Income               7/1/97                        6/18/97

High Yield                            1/1/95                        12/14/94

Strategic Income                         10    /   3    1/97        6/18/97

Mortgage Securities                   8/1/94                        7/13/94

Government Investment                 1/1/95                        12/14/94

Intermediate Bond                     1/1/95                        12/14/94

Short Fixed-Income                    1/1/95                        12/14/94

Municipal Income                      12/1/94                       11/16/94

Municipal Bond                        1/1/94                        12/15/93

Intermediate Municipal Income         7/1/95                        6/14/95

Short-Intermediate Municipal Income   7/1/95                        6/14/95


* Approved by FMR, then the sole shareholder of the fund.
BOND FUNDS
The following fee schedule is the current fee schedule for all bond funds, except Emerging Markets Income, Strategic Income, Mortgage
Securities, and Municipal Bond.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .3700%    $ 0.5 billion   .3700%

3          -     6           .3400     25              .2664

6          -     9           .3100     50              .2188

9          -     12          .2800     75              .1986

12         -     15          .2500     100             .1869

15         -     18          .2200     125             .1793

18         -     21          .2000     150             .1736

21         -     24          .1900     175             .1690

24         -     30          .1800     200             .1652

30         -     36          .1750     225             .1618

36         -     42          .1700     250             .1587

42         -     48          .1650     275             .1560

48         -     66          .1600     300             .1536

66         -     84          .1550     325             .1514

84         -     120         .1500     350             .1494

120        -     156         .1450     375             .1476

156        -     192         .1400     400             .1459

192        -     228         .1350

228        -     264         .1300

264        -     300         .1275

300        -     336         .1250

336        -     372         .1225

Over 372                     .1200

This fee schedule has been approved by the shareholders of each bond fund, except Emerging Markets Income, Strategic Income, Mortgage Securities, and Municipal Bond.
MORTGAGE SECURITIES AND MUNICIPAL BOND. The following fee schedule is the current fee schedule for Mortgage Securities and Municipal Bond.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .3700%    $ 0.5 billion   .3700%

3          -     6           .3400     25              .2664

6          -     9           .3100     50              .2188

9          -     12          .2800     75              .1986

12         -     15          .2500     100             .1869

15         -     18          .2200     125             .1793

18         -     21          .2000     150             .1736

21         -     24          .1900     175             .1695

24         -     30          .1800     200             .1658

30         -     36          .1750     225             .1629

36         -     42          .1700     250             .1604

42         -     48          .1650     275             .1583

48         -     66          .1600     300             .1565

66         -     84          .1550     325             .1548

84         -     120         .1500     350             .1533

120        -     174         .1450     400             .1507

174        -     228         .1400

228        -     282         .1375

282        -     336         .1350

Over 336                     .1325

On August 1, 1994, FMR voluntarily revised the group fee rate schedule for Mortgage Securities and Municipal Bond, and added new breakpoints, pending shareholder approval of a new management contract reflecting the additional breakpoints. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion. For average group assets in excess of $156 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 120      -     156 billion   .1450%    $150 billion   .1736%

156        -     192           .1400     175            .1690

192        -     228           .1350     200            .1652

228        -     264           .1300     225            .1618

264        -     300           .1275     250            .1587

300        -     336           .1250     275            .1560

336        -     372           .1225     300            .1536

Over 372                       .1200     325            .1514

                                         350            .1494

                                         375            .1476

                                         400            .1459

On January 1, 1996, FMR voluntarily added new breakpoints to the (revised, in the case of Mortgage Securities and Municipal Bond) schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the additional breakpoints. The (revised, in the case of Mortgage Securities and Municipal Bond) group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $372 billion, the group fee rate schedule voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 372      -     408 billion   .1200%   $  400 billion   .1459

408        -     444           .1175    425              .1443

444        -     480           .1150    450              .1427

480        -     516           .1125    475              .1413

Over 516                       .1100    500              .1399

                                        525              .1385

                                        550              .1372

EMERGING MARKETS INCOME AND STRATEGIC INCOME The following fee schedule is the current fee schedule for Emerging Markets Income and Strategic Income.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     $3 billion   .3700%   $ 0.5 billion   .3700%

3          -     6            .3400    25              .2664

6          -     9            .3100    50              .2188

9          -     12           .2800    75              .1986

12         -     15           .2500    100             .1869

15         -     18           .2200    125             .1793

18         -     21           .2000    150             .1736

21         -     24           .1900    175             .1690

24         -     30           .1800    200             .1652

30         -     36           .1750    225             .1618

36         -     42           .1700    250             .1587

42         -     48           .1650    275             .1560

48         -     66           .1600    300             .1536

66         -     84           .1550    325             .1514

84         -     120          .1500    350             .1494

120        -     156          .1450    375             .1476

156        -     192          .1400    400             .1459

192        -     228          .1350    425             .1443

228        -     264          .1300    450             .1427

264        -     300          .1275    475             .1413

300        -     336          .1250    500             .1399

336        -     372          .1225    525             .1385

372        -     408          .1200    550             .1372

408        -     444          .1175

444        -     480          .1150

480        -     516          .1125

Over 516                      .1100

This fee schedule has been approved by the shareholders of Emerging Markets Income and Strategic Income.
EQUITY FUNDS
The following fee schedule is the current fee schedule for all equity funds (except Equity Income).
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .5200%    $ 0.5 billion   .5200%

3          -     6           .4900     25              .4238

6          -     9           .4600     50              .3823

9          -     12          .4300     75              .3626

12         -     15          .4000     100             .3512

15         -     18          .3850     125             .3430

18         -     21          .3700     150             .3371

21         -     24          .3600     175             .3325

24         -     30          .3500     200             .3284

30         -     36          .3450     225             .3249

36         -     42          .3400     250             .3219

42         -     48          .3350     275             .3190

48         -     66          .3250     300             .3163

66         -     84          .3200     325             .3137

84         -     102         .3150     350             .3113

102        -     138         .3100     375             .3090

138        -     174         .3050     400             .3067

174        -     210         .3000     425             .3046

210        -     246         .2950     450             .3024

246        -     282         .2900     475             .3003

282        -     318         .2850     500             .2982

318        -     354         .2800     525             .2962

354        -     390         .2750     550             .2924

390        -     426         .2700

426        -     462         .2650

462        -     498         .2600

498        -     534         .2550

Over 534                     .2500

This fee schedule has been approved by the shareholders of each equity fund except Equity Income.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $453.2 billion of group net assets - the approximate level for December 1996 - was .3021% for equity funds and .1425% for fixed-income funds, which is the weighted average of the respective fee rates for each level of group net assets up to $453.2 billion.
The individual fund fee rates for each fund (except Equity Income) are set forth in the following chart. Based on the average group net assets of the funds advised by FMR for December 1997 the annual basic fee rate would be calculated as follows:

                                      Group Fee Rate         Individual Fund Fee Rate         Basic Fee Rate

TechnoQuant Growth*                   %                +      0.30%                     =     %

International Capital Appreciation*   %                +      0.45%                     =     %

Overseas                              %                +      0.45%                     =     %

Mid Cap                               %                +      0.30%                     =     %

Equity Growth                         %                +      0.30%                     =     %

Growth Opportunities                  %                +      0.30%                     =     %

Strategic Opportunities               %                +      0.30%                     =     %

Large Cap                             %                +      0.30%                     =     %

Growth & Income*                      %                +      0.20%                     =     %

Balanced                              %                +      0.15%**                   =     %

Emerging Markets Income               %                +      0.55%                     =     %

High Yield                            %                +      0.45%                     =     %

Strategic Income                      %                +      0.45%                     =     %

Mortgage Securities                   %                +      0.30%                     =     %

Government Investment                 %                +      0.30%                     =     %

Intermediate Bond                     %                +      0.30%                     =     %

Short Fixed-Income                    %                +      0.30%                     =     %

Municipal Income                      %                +      0.25%                     =     %

Municipal Bond                        %                +      0.25%                     =     %

Intermediate Municipal Income         %                +      0.25%                     =     %

Short-Intermediate Municipal Income   %                +      0.25%                     =     %


* Estimated
** Effective August 1, 1996, FMR voluntarily agreed to reduce the individual fund fee rate from 0.20% to 0.15%. If this reduction were not in effect, the total management fee would have been 0.5037%.
One-twelfth of this annual basic fee    rate     or management fee
rate    , as applicable, is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for    each of
    Overseas, Growth Opportunities, and Strategic Opportunities, is subject to upward or downward adjustment, depending upon whether, and
to what extent, the    fund's     investment performance for the
performance period exceeds, or is exceeded by, the record of the S&P 500 (Growth Opportunities and Strategic Opportunities), or the cap-weighted EAFE (Overseas) (the Indices) over the same period. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 0.01% for Overseas, Growth Opportunities, and Strategic Opportunities (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
   For the purposes of calculating the performance adjustment for each of Overseas, Growth Opportunities, and Strategic Opportunities, the fund's investment performance will be based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.
Th   e     performance comparison is made at the end of each month.
One-twelfth    (1/12)     of this rate is then applied to each fund's
average net assets for the entire performance period, giving the dollar amount which will be added to (or subtracted from) the basic fee.
   The maximum annualized adjustment rate is (plus/minus)0.20% of a fund's average net assets over the performance period.
   A     class's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each class are treated as if reinvested in that class's shares at the NAV as of the record date for payment. The record of each Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on    a     fund's
performance compared to the investment record of the applicable Index,
the controlling factor is not whether    the     fund's performance is
up or down per se, but whether it is up or down more or less than the
record of the Index. Moreover, the comparative    investment
    performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
The    following     table shows the    amount of     management fees
paid    by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by Overseas, Growth Opportunities, and Strategic Opportunities.

                                  FISCAL YEAR           PERFORMANCE
           MANAGEMENT FEES
                                  ENDED                        ADJUSTMENT         PAID TO FMR+

   TECHNOQUANT GROWTH                11/30                 $                      $

   1997#

   OVERSEAS                          10/31

   1997

   1996

   1995

MID CAP                           11/30

   1997

1996*

EQUITY GROWTH                     11/30

   1997

   1996

   1995

GROWTH OPPORTUNITIES              11/30

   11/1/97 - 11/30/97++

   11/1/97 - 10/31/96

1996

1995

STRATEGIC OPPORTUNITIES           11/30

   1/1/97- 11/30/97+++

   1996

1995

LARGE CAP                         11/30

1997

1996*

   GROWTH & INCOME                   11/30

   1997#

EQUITY INCOME                     11/30

1997

1996

1995

BALANCED                           10/31

1997

1996

1995

EMERGING MARKETS INCOME           12/31

1997

1996

1995

HIGH YIELD                        10/31

1997

1996

1995

STRATEGIC INCOME                  12/31

1997

1996

1995

                                     FISCAL YEAR
          PERFORMANCE
          MANAGEMENT FEES
                                     ENDED                 ADJUSTMENT             PAID TO FMR+

   MORTGAGE SECURITIES               10/31

   8/1/97 - 10/31/97++++

   8/1/96 - 7/31/97

   1996

   1995

GOVERNMENT INVESTMENT             10/31

1997

1996

1995

INTERMEDIATE BOND                 11/30

1997

1996

1995

   SHORT FIXED-INCOME                10/31

   1997

   1996

   1995

   MUNICIPAL INCOME                  10/31

   1997

   1996

   1995

   MUNICIPAL BOND                    12/31

   1997

   1996

   1995

   INTERMEDIATE MUNICIPAL
          11/30
   INCOME

   1997

   1996

   1995

   SHORT-INTERMEDIATE
               11/30
   MUNICIPAL INCOME

   1997

   1996

   1995


   #  TechnoQuant and Growth & Income commenced operations on December
31, 1996.
   *  Mid Cap and Large Cap commenced operations on February 20,
1996.
   **  Before reimbursement
   ***  Annualized
   + Management fee includes performance adjustments for Overseas, Growth Opportunities, and Strategic Opportunities.
   +++ As of __________, 1997, the fiscal year ended for Growth Opportunities changed from October 31 to November 30.
   ++++ As of __________, 1997, the fiscal year ended for Strategic Opportunities changed from December 31 to November 30.
   +++++ As of __________, 1997, the fiscal year ended for Mortgage Securities changed from July 31 to November 30.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursement   s     by FMR will increase    a     class's
total returns and yield   ,     and repayment of the reimbursement by
   a     class will lower its total returns and yield.
SUB-ADVISERS. On behalf of TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth &
Income, Equity Income, Balanced, High Yield,    Mortgage Securities,
    Intermediate Bond, and Short Fixed-Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of
   International Capital Appreciation,     Overseas, Emerging Markets
Income and Strategic Income, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of TechnoQuant Growth, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income,
Balanced, Emerging Markets Income, High Yield,    Mortgage Securities,
    Intermediate Bond, and Short Fixed-Income, FMR may also grant FMR U.K. and FMR Far East investment management authority as well as the authority to buy and sell securities if FMR believes it would be
beneficial to the funds. On behalf of    International Capital
Appreciation, Overseas, and     Strategic Income, FMR may also grant
FMR U.K., FMR Far East, FIJ, FIIA and FIIA(U.K.)L investment management authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and
is a    direct     subsidiary of Fidelity    Investment Limited and an
indirect subsidiary of FIL.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
   (small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
   (small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
   (small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
On behalf of TechnoQuant Growth, International Capital Appreciation,
Overseas, Mid Cap,    Equity Growth,     Growth Opportunities,
   Strategic Opportunities,     Large Cap, Growth & Income, Balanced,
Emerging Markets Income, High Yield, Strategic Income,    Mortgage
Securities,     Intermediate Bond and Short Fixed-Income, for
providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
   (small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment, if applicable) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
   (small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
The table on the following page shows the fees paid by FMR to FMR U.K., FMR Far East, FIIA, and FIJ, and by FIIA to FIIA(U.K.)L for providing investment advice and research services with respect to
certain of the funds for the fiscal periods ended 199   7    ,
199   6    , and 199   5    .
FEES PAID TO FOREIGN SUB-ADVISERS

   Fiscal Year Ended






   October 31                  FMR U.K.          FMR Far East          FIIA          FIIA(U.K.)L          FIJ

   Overseas

   1997                        $                 $                     $             $                    $

   1996                        $                 $                     $             $                    $

   1995                        $                 $                     $             $                    $

   Fiscal Year Ended






   November 30                 FMR U.K.          FMR Far East          FIIA          FIIA(U.K.)L          FIJ

   Growth

   Opportunities

   11/1/97 -                   $                 $                     $             $                    $
   11/30/97_

   11/1/96 -                   $                 $                     $             $                    $
   10/31/97

   1996                        $                 $                     $             $                    $

   1995                        $                 $                     $             $                    $

   Fiscal Year Ended






   November 30                 FMR U.K.          FMR Far East          FIIA          FIIA(U.K.)L          FIJ

   Equity
   Growth

   1997                        $                 $                     $             $                    $

   1996                        $                 $                     $             $                    $

   1995                        $                 $                     $             $                    $

   Fiscal Year Ended






   November 30                 FMR U.K.          FMR Far East          FIIA          FIIA(U.K.)L          FIJ

   Equity

   Income

   1997                        $                 $                     $             $                    $

   1996                        $                 $                     $             $                    $

   1995                        $                 $                     $             $                    $

   Fiscal Year Ended






   November 30                 FMR U.K.          FMR Far East          FIIA          FIIA(U.K.)L          FIJ

   Strategic

   Opportunities

   1/1/97 -                    $                 $                     $             $                    $
   11/30/97

   1996                        $                 $                     $             $                    $

   1995                        $                 $                     $             $                    $


The other funds paid no investment sub-advisory fees for the fiscal periods ended 1997, 1996, and 1995.
No fees were paid to FIJ, FIIA, and FIIA(U.K.)L for fiscal periods ended 1997, 1996 and 1995.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of each class of shares of the funds, except for Strategic Opportunities:
Initial Class, (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, Institutional Class and Initial Class shares of the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses. Pursuant to the Class A Plans, FDC is paid a distribution fee as a percentage of Class A's average net assets at an annual rate of up to 0.75% for each of TechnoQuant Growth, International Capital Appreciation, Overseas, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, and Balanced (the Equity Funds); and up to 0.40% for each of Emerging Markets Income, High Yield, Strategic Income, Government Investment, Mortgage Securities, Municipal Income, and Municipal Bond (the Bond Funds), Intermediate Bond and Intermediate Municipal Income (the Intermediate-Term Bond Funds), and Short-Intermediate Municipal Income and Short Fixed-Income (the Short-Term Bond Funds). Pursuant to the Class T Plans, FDC is paid a distribution fee as a percentage of Class T's average net assets at an annual rate of up to 0.75% for each of TechnoQuant Growth, International Capital Appreciation, Equity Growth, Mid Cap, Large Cap, Growth & Income, and Equity Income; up to 0.65% for each of Overseas, Growth Opportunities, Strategic Opportunities, and Balanced; up to 0.40% for each of Emerging Markets Income, High Yield, Strategic Income, Intermediate Bond, Mortgage Securities, Government Investment, Municipal Income, Municipal Bond, Short-Intermediate Municipal Income, Intermediate and Municipal Income; and up to 0.15% for Short Fixed-Income. Pursuant to the Class B Plans, FDC is paid a distribution fee as a percentage of Class B's average net assets at an annual rate of up to 0.75% for each fund with Class B shares. Pursuant to the Class C Plans, FDC is paid a distribution fee as a percentage of Class C's average net assets at an annual rate of up to 0.75% for each fund with Class C shares. For the purpose of calculating the distribution fees, average net assets are determined at the close of business on each day throughout the month, but excluding assets attributable to Class T shares of Equity Income purchased more than 144 months prior to such day and to Class B shares of Equity Income purchased more than 144 months prior to such day. Currently, the Trustees have approved a distribution fee for Class A at an annual rate of 0.25% for each of the Equity Funds and 0.15% for each of the Bond Funds, the Intermediate-Term Bond Funds, and the Short-Term Bond Funds; a distribution fee for Class T at an annual rate of 0.50% for each of the Equity Funds, 0.25% for each of the Bond Funds and the Intermediate-Term Bond Funds, and 0.15% for each of the Short-Term Bond Funds; a distribution fee for Class B at an annual rate of 0.75% for each of the Equity Funds and 0.65% for each of the Bond Funds and the Intermediate-Term Bond Funds; and a distribution fee for Class C at an annual rate of 0.75% for each fund. Class A, Class T (for all funds except Short-Fixed Income) and Class B (for the Bond Funds and Intermediate Term Bond Funds) fee rates may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so. Class B and Class C of each fund also pay FDC a service fee at an annual rate of 0.25% of Class B's or Class C's, as applicable, average net assets determined at the close of business on each day throughout the month.
Currently, the full amount of distribution fees paid by Class A and Class T is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class A or Class T shares, as applicable, and for providing support services to Class A or Class T shareholders, as applicable, based upon the level of services provided.
Currently, the full amount of distribution fees paid by Class B is retained by FDC as compensation for its services and expenses in connection with the distribution of Class B shares, and the full amount of service fees paid by Class B is reallowed to investment professionals (including FDC) for providing personal service to and/or maintenance of Class B shareholder accounts.
Currently, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. After the first year of investment, the full amount of distribution fees paid by Class C is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is reallowed to investment professionals (including FDC) for providing personal service to and/or maintenance of Class C shareholder accounts.
The tables below show the distribution fees paid for Class A shares for the fiscal years ended 1997 (Class A shares were not offered prior to September 3, 1996), for Class T shares for the fiscal years ended 1997, 1996, and 1995, and for Class B shares for the fiscal years ended 1997, 1996, and 1995 (Class B shares were not offered prior to June 30, 1994).
CLASS A DISTRIBUTION FEES
             1997

   FUND                             PAID TO
              RETAINED BY
                                    INVESTMENT
            FDC
                                    PROFESSIONALS

   TechnoQuant Growth               $                      $

   Overseas

   Mid Cap

   Equity Growth

   Growth Opportunities

   Strategic Opportunities

   Large Cap

   Growth & Income

   Equity Income

   Balanced

   Emerging Markets Income

   High Yield

             1997


   FUND                                  PAID TO
              RETAINED BY
                                         INVESTMENT
            FDC
                                         PROFESSIONALS

Strategic Income                         $                      $

Mortgage Securities

Government Investment

Intermediate Bond

Short Fixed-Income

Municipal Income

Intermediate Municipal Income

Short-Intermediate Municipal Income


CLASS T DISTRIBUTION FEES


                                             1995                        1996                        1997


FUND                                         PAID TO         RETAINED    PAID TO         RETAINED    PAID TO
RETAINED
                                             INVESTMENT      BY FDC      INVESTMENT      BY FDC      INVESTMENT       BY FDC

                                             PROFESSIONALS               PROFESSIONALS               PROFESSIONALS


   TechnoQuant                                  $               $           $               $           $               $


   Overseas


   Mid Cap


   Equity Growth


   Growth Opportunities


   Strategic Opportunities


   Large Cap


   Growth & Income


   Equity Income


   Balanced


   Emerging Markets Income


   High Yield


   Strategic Income


   Mortgage Securities


   Government Investment


   Intermediate Bond


   Short Fixed-Income


   Municipal Income


   Intermediate Municipal Income


   Short-Intermediate Municipal Income



CLASS B DISTRIBUTION AND SERVICE FEES

<ERROR: WIDE TABLE>
ERROR: The Following Table: "table" is Too Wide!
Table Width is 252 characters.


                    1995                            1996                            1997

   Fund          Distrib  Retaine Shareh Retaine Distribu Retaine Shareho Retaine Distributio Retained Sharehol Retai
                    ution d by    older  d by    tion     d by    lder    d by    n           by       der      ned
                    Fees  FDC     Service FDC    Fees     FDC     Service FDC     Fees        FDC      Service  by
                                     Fees                         Fees                                 Fee

   FDC

   TechnoQuant       $       $       $       $       $       $       $       $       $       $            $        $
   Growth

   Overseas

   Mid Cap

   Strategic
   Opportunities

   Large Cap

   Growth &
   Income

   Equity
   Income

   Emerging
   Markets
   Income

   High Yield

   Strategic
   Income

   Mortgage
   Securities

   Government
   Investment

   Intermediate
   Bond

   Municipal
   Income

   Intermediate
   Municipal
   Income


CLASS C DISTRIBUTION AND SERVICE FEES

<ERROR: WIDE TABLE>
ERROR: The Following Table: "table" is Too Wide!
Table Width is 252 characters.


           1995                            1996                                 1997

   Fund    Distrib  Retaine Shareh Retaine Distribu  Retaine  Shareho  Retaine  Distributio  Retained  Sharehol Retai
              ution d by    older  d by    tion      d by     lder     d by     n            by        der      ned
              Fees  FDC     Service FDC    Fees      FDC      Service  FDC      Fees         FDC       Service  by
                               Fees                           Fees                                     Fee      FDC

   Techno
Quant         $       $        $       $       $       $        $        $         $           $         $         $
   Growth

   Overseas

   Mid Cap

   Large Cap

   Growth &
   Income

   Equity
   Income

   Emerging
   Markets
   Income

   High Yield

   Strategic
   Income

   Government
   Investment

   Intermediate
   Bond

   Municipal
   Income

   Intermediate
   Municipal
   Income


Under each Plan, if the payment of management fees by the funds to FMR is deemed to be indirect financing by the funds of the distribution of their shares, such payment is authorized by the Plans. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of the applicable class's shares, including payments made to third parties that engage in the sale of the applicable class's shares or to third parties, including banks, that render shareholder support services. Each Institutional Class and Initial Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of the applicable class's shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of Institutional Class or Initial Class shares or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, Class C, and Institutional Class shares. Currently, the Board of Trustees has not authorized such payments for Initial Class shares.
For the calendar year ended 1997, payments made by FMR, either directly or indirectly through FDC, to third parties rounded to the
nearest one thousand dollars, amounted to $   ____     for Initial
Class of Municipal Bond and $   ____     for Initial Class of Mortgage
Securities and, for Class A, Class T, Class B, Class C   ,     and
Institutional Class of each fund, amounted to the following:

FUND                             CLASS A      CLASS T      CLASS B         CLASS C          INSTITUTIONAL

   TechnoQuant Growth                $            $            $            $                $

   Overseas

   Mid Cap

   Equity Growth

   Growth
   Opportunities

   Strategic                                                               ***
   Opportunities

   Large Cap

   Growth &
   Income

   Equity Income

   Balanced

   Emerging Markets
   Income

   High Yield

   Strategic
   Income

   Mortgage
   Securities

   Government Investment

   Intermediate Bond

   Short Fixed-Income                                         **

   Municipal
   Income

   Intermediate Municipal
   Income

   Short-Intermediate                                        **            ***
   Municipal
   Income


*         Not applicable.
   **  Class B is not available for this fund.
   *** Class C is not available for this fund.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of each Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of each fund and its shareholders. In particular, the Trustees noted that the Institutional Class and Initial Class Plans do not authorize payments by the applicable class of a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class of each fund, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Class A, Class T, Class B, and Class C Plans do not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by FDC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as FDC may elect. The Plans were approved by the shareholders of each class on the dates shown in the table below:

                                      DATE OF SHAREHOLDER APPROVAL

FUND                                  CLASS A                        CLASS T    CLASS B    INSTITUTIONAL

TechnoQuant Growth                    12/23/96                       12/23/96   12/23/96   12/23/96

Overseas                              08/30/96                       09/17/97   06/30/95   06/30/95

Mid Cap                               08/30/96                       01/18/96   01/18/96   01/18/96

Equity Growth                         08/30/96                       07/16/97   *          09/26/86

Growth Opportunities                  08/30/96                       01/01/95   *          06/30/95

Strategic Opportunities               08/30/96                       06/18/97   06/18/97   06/30/95

Large Cap                             08/30/96                       01/18/96   01/18/96   01/18/96

Growth & Income                       12/23/96                       12/23/96   12/23/96   12/23/96

Equity Income                         08/30/96                       09/10/92   06/26/94   07/23/86

Balanced                              08/30/96                       01/01/95   *          06/30/95

Emerging Markets Income               08/30/96                       06/18/97   06/18/97   06/30/95

High Yield                            08/30/96                       01/01/95   01/01/95   06/30/95

Strategic Income                      08/30/96                       10/14/94   10/14/94   06/30/95

Government Investment                 08/30/96                       01/01/95   01/01/95   06/30/95

Intermediate Bond                     08/30/96                       01/01/95   01/01/95   11/26/86

Mortgage Securities                   *                              *          *          *

Short Fixed-Income                    08/30/96                       01/01/95   **         06/30/95

Municipal Income                      08/30/96                       12/01/94   12/01/94   06/30/95

Municipal Bond                        *                              07/01/96   07/01/96   07/01/96

Intermediate Municipal Income         08/30/96                       07/01/95   07/01/95   11/05/86

Short-Intermediate Municipal Income   08/30/96                       07/01/95   **         06/30/95


* Not applicable.
** Class B is not available for this fund.
The Plans for the Initial Class of Mortgage Securities and Municipal Bond were approved by the shareholders of the class on January 21, 1987 and December 31, 1986, respectively.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Class A, Class T, Class B, Class C, and Institutional Class of TechnoQuant Growth, International Capital Appreciation, Overseas, Mid Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Growth & Income, Equity Income, Balanced, Emerging Markets Income, High Yield, Strategic Income, Mortgage Securities, Government Investment, Intermediate Bond and Short Fixed-Income has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Initial Class of Strategic Opportunities and Mortgage Securities has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FIIOC and FSC perform transfer agency, dividend disbursing, and shareholder services for Class A, Class T, Class B, Class C, Institutional Class and Initial Class of each fund. Under the terms of the agreements, FSC perform transfer agency, dividend disbursing, and shareholder services for Initial Class of each fund.
   For the Initial Class of Municipal Bond and for e    ach class of
Municipal Income, Intermediate Municipal Income, and Short-Intermediate Municipal Income has entered into a transfer agent agreement with UMB. Under the terms of the agreements, UMB provides transfer agency, dividend disbursing, and shareholder services for each class of each municipal fund. UMB in turn has entered into a sub-transfer agent agreements with FIIOC and FSC. Under the terms of the sub-agreements, FIIOC and FSC perform all processing activities associated with providing these services for each class of each municipal fund and receives all related transfer agency fees paid to UMB.
For providing transfer agency services, FSC and FIIOC receive an annual account fee and an asset-based fee each based on account size and fund type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC and FIIOC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes.
For each Equity Fund, the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FIIOC and FSC also collect small account fees from certain accounts with balances of less than $2,500.
FSC and FIIOC pay out-of-pocket expenses associated with providing transfer agent services. In addition, FSC and FIIOC bear the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
   Each of Emerging Markets, High Yield, Strategic Income, Government Investment, Mortgage Securities, Intermediate Bond, and Short Fixed-Income has entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
Each of the    Municipal     Funds has also entered into a service
agent agreement with UMB. Under the terms of the agreements, UMB provides pricing and bookkeeping services for each fund. UMB in turn has entered into a sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each class of each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to UMB.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0600% (for equity funds) .0400% (for fixed-income funds) .0750% (for international funds) .0750% (for high yield funds) of the first $500 million of average net assets and .0300% (for equity funds) .0200% (for fixed-income funds) .0375% (for international funds) .0375% (for high yield funds) of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
FUND                                  1997         1996        1995

   TechnoQuant Growth                     $            $           $

Overseas

Mid Cap                               *

Equity Growth

Growth Opportunities                  **

                                      **   *

Strategic Opportunities                  +

Large Cap                             *

   Growth & Income

Equity Income

Balanced

Emerging Markets Income                                        *

High Yield

Strategic Income                                               *

Mortgage Securities                      #

Government Investment

Intermediate Bond

Short Fixed-Income

Municipal Income

Municipal Bond

Intermediate Municipal Income

Short-Intermediate Municipal Income                            *

* Emerging Markets Income, Strategic Income, and Short-Intermediate Municipal Income commenced operations on March 10, 1994, October 31, 1994, and March 16, 1994, respectively. Mid Cap and Large Cap commenced operations on February 20, 1996.
**    From 11/1/97 - 11/30/97.
***    From 11/1/96 -  10/31/97    .
   + From 1/1/97 - 11/30/97.
   # From 8/1/97 - 10/31/97.

FSC also receives fees for administering each taxable fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. For the fiscal years ended 1997, 1996, and 1995, the taxable funds incurred
   _____     securities lending fees.
For the municipal funds, the transfer agent fees and charges, and pricing and bookkeeping fees described above are paid to FIIOC and FSC, respectively, by UMB, which is entitled to reimbursement from the class or the fund, as applicable, for these expenses.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

   Sales charge revenues collected, and retained by FDC for the past three fiscal years are shown in the table below.



                                  Sales Charge Revenue                     CDSC Revenue

          Fiscal Year             Amount Paid        Amount Retained           Amount Paid           Amount Retained
          Ended                   to FDC             by FDC                    to FDC                by FDC

   TechnoQuant Growth
-         Nov. 30, 1997           $                  $                         $                     $
   Class A

          1996*                   $                  $                         $                     $

   TechnoQuant Growth -
          Nov. 30, 1997           $                  $                         $                     $
   Class T

          1996*                   $                  $                         $                     $

   TechnoQuant Growth -
          Nov. 30, 1997           $                  $                         $                     $
   Class B

          1996*                   $                  $                         $                     $

   TechnoQuant Growth -
          Nov. 30, 1997           $                  $                         $                     $
   Class C

          1996*                   $                  $                         $                     $

   TechnoQuant Growth -
          Nov. 30, 1997           $                  $                         $                     $
   Institutional Class

          1996*                   $                  $                         $                     $

   Overseas - Class
A         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Overseas - Class
T         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Overseas - Class
B         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Overseas - Class
C         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

                                  Sales Charge Revenue                     CDSC Revenue

          Fiscal Year             Amount Paid        Amount Retained           Amount Paid           Amount Retained
          Ended                   to FDC             by FDC                    to FDC                by FDC

   Overseas - Institutional Class
          Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Mid Cap - Class
A         Nov. 30, 1997           $                  $                         $                     $

          1996**                  $                  $                         $                     $

   Mid Cap - Class
T         Nov. 30, 1997           $                  $                         $                     $

          1996**                  $                  $                         $                     $

   Mid Cap - Class
B         Nov. 30, 1997           $                  $                         $                     $

          1996**                  $                  $                         $                     $

   Mid Cap - Class
C         Nov. 30, 1997           $                  $                         $                     $

          1996**                  $                  $                         $                     $

   Mid Cap - Institutional Class
          Nov. 30, 1997           $                  $                         $                     $

          1996**                  $                  $                         $                     $

   Equity Growth - Class
A         Nov. 30, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Equity Growth - Class
T         Nov. 30, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Equity Growth - Class
B         Nov. 30, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Equity Growth - Class
C         Nov. 30, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Equity Growth - Institutional
          Nov. 30, 1997           $                  $                         $                     $
   Class

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Growth Opportunities -
          11/1/97 -               $                  $                         $                     $
   Class
A         11/30/97***

          11/1/96 -               $                  $                         $                     $
          10/31/97

          1995                    $                  $                         $                     $

   Growth Opportunities -
          11/1/97 -               $                  $                         $                     $
   Class
T         11/30/97***

          11/1/96 -               $                  $                         $                     $
          10/31/97

          1995                    $                  $                         $                     $

                                  Sales Charge Revenue                     CDSC Revenue

          Fiscal Year             Amount Paid        Amount Retained           Amount Paid           Amount Retained
          Ended                   to FDC             by FDC                    to FDC                by FDC

   Growth Opportunities -
          11/1/97 -               $                  $                         $                     $
   Class B
          11/30/97***

          11/1/96 -               $                  $                         $                     $
          10/31/97

          1995                    $                  $                         $                     $

   Growth Opportunities -
          11/1/97 -               $                  $                         $                     $
   Class
C         11/30/97***

          11/1/96 -               $                  $                         $                     $
          10/31/97

          1995                    $                  $                         $                     $

   Growth Opportunities -
          1/1/97 -                $                  $                         $                     $
   Institutional Class
          11/30/97***

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Strategic Opportunities - Class
          1/1/97 -                $                  $                         $                     $
   A   11/30/97****

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Strategic Opportunities - Class
          1/1/97 -                $                  $                         $                     $
   T   11/30/97****

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Strategic Opportunities - Class
          1/1/97 -                $                  $                         $                     $
   B   11/30/97****

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Strategic Opportunities -
          1/1/97 -                $                  $                         $                     $
   Institutional Class
          11/30/97****

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Large Cap - Class
A         Nov. 30,                $                  $                         $                     $
          1997**

          1996                    $                  $                         $                     $

   Large Cap - Class
T         Nov. 30,                $                  $                         $                     $
          1997**

          1996                    $                  $                         $                     $

   Large Cap - Class
B         Nov. 30,                $                  $                         $                     $
          1997**

          1996                    $                  $                         $                     $

   Large Cap - Class
C         Nov. 30,                $                  $                         $                     $
          1997**

          1996                    $                  $                         $                     $

                                  Sales Charge Revenue                        CDSC Revenue

          Fiscal Year             Amount Paid        Amount Retained           Amount Paid           Amount Retained
          Ended                   to FDC             by FDC                    to FDC                by FDC

   Large Cap - Institutional Class
          Nov. 30,                $                  $                         $                     $
          1997**

          1996                    $                  $                         $                     $

   Growth & Income - Class
A         Nov. 30, 1997           $                  $                         $                     $

          1996*                   $                  $                         $                     $

   Growth & Income - Class
T         Nov. 30, 1997*          $                  $                         $                     $

          1996*                   $                  $                         $                     $

   Growth & Income - Class
B         Nov. 30, 1997*          $                  $                         $                     $

          1996*                   $                  $                         $                     $

   Growth & Income - Class
C         Nov. 30, 1997*          $                  $                         $                     $

          1996*                   $                  $                         $                     $

   Growth & Income -
          Nov. 30, 1997*          $                  $                         $                     $
   Institutional Class

          1996*                   $                  $                         $                     $

   Equity Income - Class
A         Nov. 30, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Equity Income - Class
T         Nov. 30, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Equity Income - Class
B         Nov. 30, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Equity Income - Class
C         Nov. 30, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Equity Income -
          Nov. 30, 1997           $                  $                         $                     $
   InstitutionalClass

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Balanced - Class
A         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Balanced - Class
T         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Balanced - Class
B         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

                                  Sales Charge Revenue                     CDSC Revenue

          Fiscal Year             Amount Paid        Amount Retained           Amount Paid           Amount Retained
          Ended                   to FDC             by FDC                    to FDC                by FDC

   Balanced - Class
C         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Balanced - Institutional Class
          Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Emerging Markets - Class
A         Dec. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Emerging Markets - Class
T         Dec. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Emerging Markets - Class
B         Dec. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Emerging Markets - Class
C         Dec. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Emerging Markets -
          Dec. 31, 1997           $                  $                         $                     $
   Institutional Class

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   High Yield - Class
A         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   High Yield - Class
T         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   High Yield - Class
B         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   High Yield - Class
C         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   High Yield - Institutional
          Oct. 31, 1997           $                  $                         $                     $
   Class

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

                                  Sales Charge Revenue                        CDSC Revenue

          Fiscal Year             Amount Paid        Amount Retained           Amount Paid           Amount Retained
          Ended                   to FDC             by FDC                    to FDC                by FDC

   Strategic Income - Class
A         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Strategic Income - Class
T         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Strategic Income - Class
B         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Strategic Income - Class
C         Oct. 31, 1997           $                  $                         $                     $

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Strategic Income -
          Oct. 31, 1997           $                  $                         $                     $
   Institutional Class

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Mortgage Securities - Class
A         8/1/97 -                $                  $                         $                     $
          10/31/97+

          8/1/96 -                $                  $                         $                     $
          7/31/97


          1995                    $                  $                         $                     $

   Mortgage Securities - Class
T         8/1/97 -                $                  $                         $                     $
          10/31/97+

          8/1/96 -                $                  $                         $                     $
          7/31/97

          1995                    $                  $                         $                     $

   Mortgage Securities - Class
B         8/1/97 -                $                  $                         $                     $
          10/31/97+

          8/1/96 -                $                  $                         $                     $
          7/31/97

          1995                    $                  $                         $                     $

   Mortgage Securities -
          8/1/97 -                $                  $                         $                     $
   Institutional Class
          10/31/97+

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Government Investment
-         Oct. 31, 1997           $                  $                         $                     $
   Class A

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Government Investment
-         Oct. 31, 1997           $                  $                         $                     $
   Class T

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

                                  Sales Charge Revenue                         CDSC Revenue

          Fiscal Year             Amount Paid        Amount Retained           Amount Paid           Amount Retained
          Ended                   to FDC             by FDC                    to FDC                by FDC

   Government Investment
-         Oct. 31, 1997           $                  $                         $                     $
   Class B

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Government Investment
-         Oct. 31, 1997           $                  $                         $                     $
   Class C

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Government Investment -
          Oct. 31, 1997           $                  $                         $                     $
   Institutional Class

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Intermediate Bond -
          Nov. 30, 1997           $                  $                         $                     $
   Class A

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Intermediate Bond -
          Nov. 30, 1997           $                  $                         $                     $
   Class T

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Intermediate Bond -
          Nov. 30, 1997           $                  $                         $                     $
   Class B

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Intermediate Bond -
          Nov. 30, 1997           $                  $                         $                     $
   Class C

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Intermediate Bond -
          Nov. 30, 1997           $                  $                         $                     $
   Institutional Class

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Municipal Income -
          Oct. 31, 1997           $                  $                         $                     $
   Class A

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Municipal Income -
          Oct. 31, 1997           $                  $                         $                     $
   Class T

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Municipal Income -
          Oct. 31, 1997           $                  $                         $                     $
   Class B

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

                                  Sales Charge Revenue                         CDSC Revenue

          Fiscal Year             Amount Paid        Amount Retained           Amount Paid           Amount Retained
          Ended                   to FDC             by FDC                    to FDC                by FDC

   Municipal Income -
          Oct. 31, 1997           $                  $                         $                     $
   Class C

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Municipal Income -
          Oct. 31, 1997           $                  $                         $                     $
   Institutional Class

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Intermediate Municipal
          Nov. 30, 1997           $                  $                         $                     $
   Income - Class A

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Intermediate Municipal
          Nov. 30, 1997           $                  $                         $                     $
   Income - Class T

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Intermediate Municipal
          Nov. 30, 1997           $                  $                         $                     $
   Income - Class B

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Intermediate Municipal
          Nov. 30, 1997           $                  $                         $                     $
   Income - Class C

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Intermediate Municipal
          Nov. 30, 1997           $                  $                         $                     $
   Income - Institutional Class

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Short-Intermediate Municip
al        Nov. 30, 1997           $                  $                         $                     $
   Income - Class A

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Short-Intermediate Municip
al        Nov. 30, 1997           $                  $                         $                     $
   Income - Class T

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $

   Short-Intermediate Municip
al        Nov. 30, 1997           $                  $                         $                     $
   Income - Institutional Class

          1996                    $                  $                         $                     $

          1995                    $                  $                         $                     $


   * TechnoQuant Growth and Growth & Income commenced operations on December 31, 1996
   **   Mid Cap and Large Cap commenced operations on February 20,
1996
   ***  As of ____________, 1997, fiscal year ended for Growth
Opportunities changed from October 31 to     November 30.
   ****  As of ____________, 1997, fiscal year ended for Strategic
Opportunities changed from December 31 to    November 30.
   +   As of ____________, 1997, fiscal year ended for Mortgage
Securities changed from July 31 to October 31.
   DESCRIPTION OF THE TRUSTS
TRUST   S'     ORGANIZATION. Fidelity Advisor TechnoQuant Growth Fund,
Fidelity Advisor Mid Cap Fund, Fidelity Advisor Equity Growth Fund,
   Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor
Strategic Opportunities Fund,     Fidelity Advisor Large Cap Fund, and
Fidelity Advisor Growth & Income Fund are funds of Fidelity Advisor Series I an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated June 24, 1983, as amended and restated October 26, 1984. On January 29, 1992, the name was changed from Equity Portfolio Growth to Fidelity Broad Street Trust by an amendment to the Declaration of Trust. On April 15, 1993, its name was changed from Fidelity Broad Street Trust to Fidelity Advisor Series I by an amendment to the Declaration of Trust.
Currently, there are    seven     funds of the trust: Fidelity Advisor
TechnoQuant Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity
Advisor Equity Growth Fund,    Fidelity Advisor Growth Opportunities
Fund, Fidelity Advisor Strategic Opportunities Fund,     Fidelity
Advisor Large Cap Fund, and Fidelity Advisor Growth & Income Fund.
   Fidelity Advisor Balanced Fund, Fidelity Advisor High Yield Fund,
    Fidelity Advisor Strategic Income Fund,    Fidelity Advisor
Government Investment Fund, and     Fidelity Advisor Short
Fixed-Income Fund are funds of Fidelity Advisor Series II, an open-end management investment company organized as a Massachusetts business
trust by a Declaration of Trust dated April 2   3    , 1986. On April
7, 1993, the Board of Trustees voted to change the name of the trust from Fidelity Diversified Trust to Fidelity Advisor Series II.
Currently, there are    five     funds of the trust:    Fidelity
Advisor Balanced Fund, Fidelity Advisor High Yield Fund, Fidelity Advisor Strategic Income Fund, Fidelity Advisor Government Investment Fund, and Fidelity Advisor Short Fixed-Income Fund.
Fidelity Advisor Equity Income Fund is a fund of Fidelity Advisor Series III, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated May 17, 1982. On January 29, 1986, the name was changed from Equity Portfolio:
Income to Fidelity Franklin Street Trust. On April 15, 1993, the trust's name was changed to Fidelity Advisor Series III. Currently, there is one fund of the trust: Fidelity Advisor Equity Income Fund. Fidelity Advisor Intermediate Bond Fund is a fund of Fidelity Advisor Series IV, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated May 6, 1983. On January 29, 1992, the name of the trust was changed from Income Portfolios to Fidelity Income Trust, and on April 15, 1993, the Board of Trustees voted to change the trust's name to Fidelity Advisor Series IV. An amended and restated Declaration of Trust, dated March 16, 1995, was filed on April 12, 1995. Currently, there are three funds of the trust: Fidelity Advisor Intermediate Bond Fund, Fidelity Institutional Short-Intermediate Government Portfolio, and Fidelity Real Estate High Income Fund.
Fidelity Advisor Municipal Income Fund is a fund of Fidelity Advisor Series V, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated April
2   3    , 1986, as amended and restated July 18, 1991, and as
supplemented April 15, 1993. On July 18, 1991, the Board of Trustees voted to change the name of the trust from Plymouth Investment Series to Fidelity Investment Series, and on April 15, 1993, the Board voted to change the trust's name to Fidelity Advisor Series V. An amended and restated Declaration of Trust dated March 16, 1995 was filed on
April 12, 1995. Currently, there    are three     fund   s     of the
trust: Fidelity Advisor Municipal Income Fund   , Fidelity Advisor New
York Municipal Income Fund, and Fidelity Advisor California Municipal
Income Fund    .
   Fidelity Advisor Intermediate Municipal Income Fund and
    Fidelity Advisor Short-Intermediate Municipal Income Fund are funds of Fidelity Advisor Series VI, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated June 1, 1983, as amended and restated October 13, 1995 and supplemented May 5, 1993. On January 29, 1992, the name of the trust was changed from Tax-Exempt Funds to Fidelity Oliver Street Trust and on April 15, 1993, the Board of Trustees voted to change the name of the trust to Fidelity Advisor Series VI. Currently, there are
two funds of the trust:    Fidelity Advisor Intermediate Municipal
Income Fund and Fidelity Advisor Short-Intermediate Municipal Income
Fund.
Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Emerging Markets Income Fund are funds of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated September 23, 1983, as amended and restated October 1, 1986, and as supplemented November 29, 1990. On April 15, 1993, the name of the trust was changed from Fidelity Special Situations Fund to Fidelity Advisor Series VIII. Currently, there
are    three     funds of the trust: Fidelity Advisor International
Capital Appreciation Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Emerging Markets Income Fund.
Fidelity Advisor Municipal Bond Fund is a fund of Fidelity Municipal Trust, an open-end management investment company originally organized as a Maryland corporation on November 22, 1976 and reorganized as a Massachusetts business trust on June 22, 1984, at which time its name changed to Fidelity Municipal Bond Portfolio. On March 1, 1986, the trust's name was changed to Fidelity Municipal Trust. Currently, there are seven funds of the trust: Fidelity Advisor Municipal Bond Fund,
   Spartan     Aggressive Municipal Fund,    Spartan     Insured
Municipal Income Fund,    Spartan     Ohio Municipal Income Fund,
   Spartan     Michigan Municipal Income Fund,    Spartan
Minnesota Municipal Income Fund, and Spartan Pennsylvania Municipal
Income Fund.
Fidelity Advisor Mortgage Securities Fund is a fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984. On October 25, 1987, the trust's name was changed from Fidelity Mortgage Securities Fund to Fidelity Income Fund. Currently, there are three funds in the trust:
Fidelity Advisor Mortgage Securities Fund, Fidelity Ginnie Mae Fund, and Spartan Limited Maturity Government Fund.
The Declarations of Trust permit the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" and "Spartan" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial
interest.    As a shareholder, you receive one vote for each dollar
value of net asset value you own.     The shares have no preemptive
rights, and Class A, Class T, Class C, Institutional Class, and Initial Class shares have no conversion rights; the voting and dividend rights, the conversion rights of Class B shares, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust, a fund, or class of a fund may, as set forth in the Declaration of Trust, call meetings
of    a     trust, fund or class, as applicable, for any purpose
related to the trust, fund, or class, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or fund may be terminated upon the sale of its assets to another open-end management investment
company, or upon liquidation and distribution of its assets   , if
approved by vote of the holders of a majority of the trust or the
fund    , as determined by the current value of each shareholder's investment in the funds or trusts. If not so terminated, each trust and fund will continue indefinitely. Each fund (except Equity Income and Municipal Bond) may invest all of their assets in another investment company.
CUSTODIANS. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of International Capital Appreciation, Mid Cap, Growth Opportunities, Strategic Opportunities, and Large Cap. The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York, is custodian of the assets of TechnoQuant Growth, Overseas, Equity Growth, Growth & Income, Equity Income, Balanced, and Emerging Markets Income. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of High Yield, Strategic Income, Government Investment, Intermediate Bond, Mortgage Securities and Short Fixed-Income. UMB Bank, n.a., 1010 Grand Avenue, Kansas City, Missouri, is custodian of the assets of Municipal Income, Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income. Each custodian is responsible for the safekeeping of the funds' assets and the appointment of subcustodian banks and clearing agencies. A custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to its custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain of the funds advised by FMR. The Boston branch of the custodian bank of Mid Cap, Growth Opportunities, Strategic Opportunities, and Large Cap leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    ___________________    ,    One Post Office Square,
Boston, Massachusetts     serves as the independent accountant for Mid
Cap, Equity Growth, Growth Opportunities, Strategic Opportunities, Large Cap, Equity Income, Balanced, Emerging Markets Income, High Yield, Strategic Income, Government Investment, Intermediate Bond, Short Fixed-Income, Municipal Income, Municipal Bond, Intermediate Municipal Income, and Short-Intermediate Municipal Income. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
   _______________________    ,    160 Federal Street, Boston,
Massachusetts     serves as the independent accountant for TechnoQuant
Growth, International Capital Appreciation, Overseas, Growth & Income, and Mortgage Securities. The auditor examines financial statements for the funds and provides other audit, tax, and related services. FINANCIAL STATEMENTS
   Each fund's (except International Capital Appreciation)
    financial statements and financial highlights for the fiscal
period   s     ended    October 31, November 30, and December 31,
1997, as appropriate,     and report   s     of the auditor   s
are included in the funds   '     Annual Report, which    are
separate    reports     supplied with this SAI. The funds' financial
statements, including the financial highlights, and reports of the auditors are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109, or your investment professional. APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. When a municipal bond issuer has committed to call an issue of bonds and has established an independent escrow account that is sufficient to, and is pledged to, refund that issue, the number of days to maturity for the prerefunded bond is considered to be the number of days to the announced call date of the bonds. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.
   DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF MUNICIPAL
OBLIGATIONS
   Moody's ratings for long-term municipal obligations fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Those bonds within the Aa through B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbol "1."
   AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
   AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
   A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
   BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
   BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
   B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
   CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
   CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
   C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL DEBT Municipal debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA through CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.
   AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
   AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
   A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
   BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
   BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
   B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.
   CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
   CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
   C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
   CI - The rating CI is reserved for income bonds on which no interest is being paid.
   D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS:
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Fidelity Advisor Series VIII


      PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
         (a) (1) Financial Statements and Financial Highlights included in the Annual Reports for Fidelity Advisor Series VIII on behalf of Fidelity Advisor Overseas Fund and Fidelity Advisor Emerging Markets Income Fund for the fiscal year ended October 31, 1997 and December 31, 1997, respectively, will be filed by subsequent amendment.
         (b)     Exhibits:
  (1) (a) Amended and Restated Declaration of Trust, dated October 1, 1986, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 37.
           (b) Supplement to the Declaration of Trust, dated November 29, 1990, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 37.
           (c) Amendment to the Declaration of Trust, dated July 15, 1993, is incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 37.
           (d) Supplement to the Declaration of Trust, dated July 17, 1997, is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 45.
  (2) (a) Amended By-Laws of the Trust are incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 45.
  (3) Not applicable.
  (4) Not applicable.
  (5) (a) Management Contract between Fidelity Advisor Strategic Opportunities Fund and Fidelity Management & Research Co., dated July 1, 1997, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 45.
           (b) Management Contract between Fidelity Advisor Emerging Markets Income Fund and Fidelity Management & Research Co., dated July 1, 1997, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 45.
           (c) Sub-Advisory agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Strategic Opportunities Fund, and Fidelity Management & Research (U.K.) Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 45.
           (d) Sub-advisory agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Strategic Opportunities Fund, and Fidelity Management & Research (Far East) Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 45.
           (e) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Management and Research (U.K.) Inc., dated January 20, 1994, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 32.
           (f) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Management and Research (Far East) Inc., dated January 20, 1994, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 32.
           (g) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Emerging Markets Income Fund, dated January 20, 1994, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 32.
           (h) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity International Investment Advisors, dated January 20, 1994, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 32.
            (i) Sub-Advisory Agreement, on behalf of Fidelity Advisor Emerging Markets Income Fund, Fidelity Investments Japan Limited, and Fidelity Management & Research Co., dated January 20, 1994, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 32.
           (j) Management Contract between Fidelity Advisor International Capital Appreciation Fund and Fidelity Management & Research Company, dated October 16, 1997, is filed herein as Exhibit 5(j).
           (k) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Management & Research (U.K.) Inc., dated October 16, 1997, is filed herein as Exhibit 5(k).
           (l) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Management & Research (Far East) Inc., dated October 16, 1997, is filed herein as Exhibit 5(l).
           (m) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity International Investment Advisors, dated October 16, 1997, is filed herein as Exhibit 5(m).
           (n) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor International Capital Appreciation Fund, dated October 16, 1997, is filed herein as Exhibit 5(n).
           (o) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Investments Japan Limited, dated October 16, 1997, is filed herein as Exhibit 5(o).
           (p) Management Contract between Fidelity Advisor Overseas Fund and Fidelity Management & Research Co., dated October 31, 1997, is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 46.
           (q) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Overseas Fund, and Fidelity Management & Research (U.K.) Inc., dated October 31, 1997, is incorporated herein by reference to Exhibit 5 (q) of Post-Effective Amendment No. 46.
           (r) Sub-Advisory Agreement between Fidelity Management and Research Co., on behalf of Fidelity Advisor Overseas Fund, and Fidelity Management & Research (Far East) Inc., dated October 31, 1997, is incorporated herein by reference to Exhibit 5(r) of Post-Effective Amendment No. 46.
           (s) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Overseas Fund, dated October 31, 1997, is filed herein as Exhibit 5(s).
           (t) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Overseas Fund, and Fidelity International Investment Advisors, dated October 31, 1997, is filed herein as Exhibit 5(t).
           (u) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Overseas Fund, and Fidelity Investments Japan Limited, dated October 31, 1997, is filed herein as Exhibit 5(u).
  (6) (a) General Distribution Agreement between Fidelity Advisor Strategic Opportunities Fund and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 35.
          (b) Amendment to the General Distribution Agreement between Fidelity Advisor Strategic Opportunities Fund and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 35.
           (c) General Distribution Agreement between Fidelity Advisor Emerging Markets Income Fund and Fidelity Distributors Corporation, dated January 20, 1994, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 32.
          (d) Amendments to the General Distribution Agreement between Fidelity Advisor Series VIII on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Emerging Markets Income Fund, and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.
          (e) General Distribution Agreement between Fidelity Advisor International Capital Appreciation Fund and Fidelity Distributors Corporation, dated October 16, 1997, is filed herein as Exhibit 6(e).
          (f) General Distribution Agreement between Fidelity Advisor Overseas Fund and Fidelity Distributors Corporation, dated October 31, 1997, is filed herein as Exhibit 6(f).
          (g) Form of Bank Agency Agreement (most recently revised January, 1997) is filed herein as Exhibit 6(g).
          (h) Form of Selling Dealer Agreement (most recently revised January, 1997) is filed herein as Exhibit 6(h).
          (i) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is filed herein as
Exhibit 6(i).
  (7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
           (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
  (8) (a) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor International Capital Appreciation Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 56 .
          (b) Appendix A, dated October 16, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor International Capital Appreciation Fund is incorporated herein by reference to
Exhibit 8(b) of Fidelity Contrafund's (File No. 2-25235) Post-Effective Amendment No. 50.
         (c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor International Capital Appreciation Fund is incorporated herein by reference to
Exhibit 8(c) of Fidelity Contrafund's (File No. 2-25235) Post-Effective Amendment No. 50.
         (d) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 59
 .
         (e) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund is incorporated herein by reference to
Exhibit 8(c) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 57.
         (f) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund is incorporated herein by reference to
Exhibit 8(b) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 62.
         (g) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Emerging Markets Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
         (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Emerging Markets Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
         (i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Emerging Markets Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
         (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Emerging Markets Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
         (k) Joint Trading Account Custody Agreement between the The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Emerging Markets Income Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
         (l) First Amendment to Joint Trading Account Custody Agreement between the The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Emerging Markets Income Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
          (m) Forms of Custodian Agreement and Appendix B and C, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Overseas Fund are filed herein as
Exhibit 8(m).
          (n) Forms of Fidelity Group Repo Custodian Agreement and
Schedule 1 among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Overseas Fund and Fidelity Advisor International Capital Appreciation Fund are filed herein as Exhibit 8(n).
          (o) Forms of Fidelity Group Repo Custodian Agreement and
Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Overseas Fund and Fidelity Advisor International Capital Appreciation Fund are filed herein as Exhibit 8(o).
          (p) Forms of Joint Trading Account Custody Agreement and First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Overseas Fund and Fidelity Advisor International Capital Appreciation Fund are filed herein as Exhibit 8(p).
  (9) Not applicable.
  (10) Not applicable.
  (11) Not applicable.
  (12) Not applicable.
  (13) Not applicable.
  (14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
           (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
           (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
           (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
           (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
           (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
           (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to
Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
           (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to
Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
            (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
           (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
          (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
           (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
          (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
           (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
           (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
           (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
           (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
  (15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Class T is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 45.
           (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class B is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 45.
           (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Class B is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 45.
           (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class T is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 45.
           (e) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Institutional Class is incorporated herein by reference to Exhibit 15(h) of Post-Effective Amendment No. 41.
            (f) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Institutional Class is incorporated herein by reference to Exhibit 15(i) of Post-Effective Amendment No. 41.
           (g) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Class A is incorporated herein by reference to Exhibit 15(j) of Post-Effective Amendment No. 39.
           (h) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class A is incorporated herein by reference to Exhibit 15(l) of Post-Effective Amendment No. 39.
           (i) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class A is incorporated herein by reference to Exhibit 15(i) of Post-Effective Amendment No. 46.
           (j) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class T is incorporated herein by reference to Exhibit 15(j) of Post-Effective Amendment No. 46.
           (k) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class B is incorporated herein by reference to Exhibit 15(k) of Post-Effective Amendment No. 46.
           (l) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund:
Institutional Class is incorporated herein by reference to Exhibit 15(l) of Post-Effective Amendment No. 46.
           (m) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund: Class C is incorporated herein by reference to Exhibit 15(m) of Post-Effective Amendment No. 46.
           (n) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class C is incorporated herein by reference to Exhibit 15(n) of Post-Effective Amendment No. 46.
           (o) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class C is incorporated herein by reference to Exhibit 15(o) of Post-Effective Amendment No. 46.
           (p) Distribution and Service Plan pursuant to Rule 12b-1 Plan for Fidelity Advisor Overseas Fund: Class T is incorporated herein by reference to Exhibit 15(p) of Post-Effective Amendment No. 46.
           (q) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class B is incorporated herein by reference to Exhibit 15(q) of Post-Effective Amendment No. 46.
           (r) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Institutional Class is incorporated herein by reference to Exhibit 15(r) of Post-Effective Amendment No. 46.
           (s) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class A is incorporated herein by reference to Exhibit 15(s) of Post-Effective Amendment No. 46.
  (16) Schedules for computation of cumulative total returns, average annual returns, 30-day yield, tax-equivalent yield, adjusted net asset value, and moving averages are incorporated herein by reference to
Exhibit 16 of Post-Effective Amendment No. 35.
  (17) Financial Data Schedules for Fidelity Overseas Fund and Fidelity Advisor Emerging Markets Income Fund will be filed by subsequent amendment.
  (18) Rule 18f-3 Plan, dated October 16, 1997, is incorporated herein by reference to Exhibit 18 of Post-effective Amendment No. 46.

Item 25. Persons Controlled by or Under Common Control with Registrant The Board of Trustees of the Registrant is substantially the same as the Boards of other Fidelity funds, each of which has Fidelity Management & Research Company as its investment adviser. In addition the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective Boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
     As of September 30, 1997
    Title of Class: Shares of Beneficial Interest
Name of Series   Number of Record Holders


Fidelity Advisor Strategic Opportunities Fund - Initial Shares         1,065

Fidelity Advisor Strategic Opportunities Fund - Class A                   312

Fidelity Advisor Strategic Opportunities Fund - Class T              58,117

Fidelity Advisor Strategic Opportunities Fund - Class B              16,456

Fidelity Advisor Strategic Opportunities Fund-Institutional Class           421

Fidelity Advisor Emerging Markets Income Fund - Class A                     326

Fidelity Advisor Emerging Markets Income Fund - Class T                14,248

Fidelity Advisor Emerging Markets Income Fund - Class B                  4,547

Fidelity Advisor Emerging Markets Income Fund - Class C                         0

Fidelity Advisor Emerging Markets Income Fund - Institutional               170

Fidelity Advisor International Capital Appreciation Fund - Class A              0

Fidelity Advisor International Capital Appreciation Fund - Class T              0

Fidelity Advisor International Capital Appreciation Fund - Class B              0

Fidelity Advisor International Capital Appreciation Fund - Class C              0

Fidelity Advisor International Capital Appreciation Fund -
Institutional Class                                                             0

Fidelity Advisor Overseas Fund - Class A                                    756

Fidelity Advisor Overseas Fund - Class T                             107,966

Fidelity Advisor Overseas Fund - Class B                                 6,680

Fidelity Advisor Overseas Fund - Class C                                        0

Fidelity Advisor Overseas Fund - Institutional Class                        455


Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., FMR Texas
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            Chairman of the Board and Representative Director of
                            Fidelity Investments Japan Limited; President and
                            Trustee of funds advised by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of FMR Texas Inc., FMR (U.K.) Inc., and
                            FMR (Far East) Inc.; General Counsel, Managing
                            Director, and Senior Vice President of FMR Corp.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John Carlson                Vice President of FMR.



Dwight D. Churchill         Senior Vice President of FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR.



William Danoff              Senior Vice President of FMR and of a fund advised by
                            FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of FMR
                            Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR.



Bart A. Grenier             Vice President of FMR and of High-Income Funds
                            advised by FMR; Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of Equity
                            funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



Bruce Herring               Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and of a fund advised by
                            FMR; Associate Director and Senior Vice President of
                            Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR and Vice President of
                            Fidelity Real Estate High Income and Fidelity Real
                            Estate High Income II funds advised by FMR;
                            Associate Director and Senior Vice President of Equity
                            funds advised by FMR; Vice President of High Income
                            funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and FMR Texas Inc.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles Mangum              Vice President of FMR.



Kevin McCarey               Vice President of FMR.



Diane McLaughlin            Vice President of FMR.



Neal P. Miller              Vice President of FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott Orr                   Vice President of FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Kennedy P. Richardson       Vice President of FMR.



Mark Rzepczynski            Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Carol Smith-Fachetti        Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Senior Vice President and Director of Operations and
                            Compliance of FMR (U.K.) Inc.



Thomas Sprague              Vice President of FMR.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Scott Stewart               Vice President of FMR.



Cythia Straus               Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company.  The
directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., FMR Texas Inc., and FMR (Far
                       East) Inc.; Chairman of the Executive Committee of
                       FMR; President and Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and Representative
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice President
                       and Trustee of funds advised by FMR; President and Director of FMR Texas Inc., FMR (U.K.) Inc., and
                       FMR (Far East) Inc.; General Counsel, Managing
                       Director, and Senior Vice President of FMR Corp.



Mark G. Lohr           Treasurer of FMR U.K., FMR, FMR (Far East) Inc., and
                       FMR Texas Inc.; Vice President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR U.K., FMR, FMR (Far
                       East) Inc., and FMR Texas Inc.; Treasurer of FMR
                       Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Vice President of
                       FMR.



Jay Freedman           Clerk of FMR U.K., FMR (Far East) Inc., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of FMR
                       Texas Inc.


(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company.
The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR Far
                       East, FMR, FMR Corp., FMR Texas Inc., and
                       FMR (U.K.) Inc.; Chairman of the Executive
                       Committee of FMR; President and Chief
                       Executive Officer of FMR Corp.; Chairman of the Board and Representative Director of Fidelity
                       Investments Japan Limited; President and
                       Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice
                       President and Trustee of funds advised by FMR;
                       President and Director of FMR Texas Inc., FMR
                       (U.K.) Inc., and FMR (Far East) Inc.; General
                       Counsel, Managing Director, and Senior Vice
                       President of FMR Corp.



Bill Wilder            Vice President of FMR Far East; President and
                       Representative Director of Fidelity Investments
                       Japan Limited.



Mark G. Lohr           Treasurer of FMR Far East, FMR, FMR (U.K.)
                       Inc., and FMR Texas Inc.; Vice President of
                       FMR.



Stephen G. Manning     Assistant Treasurer of FMR Far East, FMR,
                       FMR (U.K.) Inc., and FMR Texas Inc.; Vice
                       President and Treasurer of FMR Corp.



Jay Freedman           Clerk of FMR Far East, FMR (U.K.) Inc., and
                       FMR Corp.; Assistant Clerk of FMR; Secretary of FMR Texas Inc.



Robert Auld            Vice President of FMR Far East.


(4)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS
       Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda
 The directors and officers of Fidelity International Investment
Advisors (FIIA) have held, during the past two fiscal years, the following positions of a substantial nature.
Anthony J. Bolton      Director of FIIA, FIIA (U.K.) L, FIML (U.K.),
                       FISL (U.K.), and Fidelity Investments
                       International.



Charles T. Collis      Director of FIIA and numerous other companies
                       in the Fidelity International Group of Companies
                       (FIL); Partner in Conyers, Dill & Pearman,
                       Hamilton, Bermuda.



William R. Ebsworth    Director of FIIA and numerous Fidelity
                       Investment Far East Companies; Vice President of FMR (Far East) Inc.



Brett P. Goodin        Director, Vice President, Secretary and Chief
                       Legal Officer of many FIL companies.



Simon Haslam           Director of FIIA, FISL (U.K.), and FII; Chief
                       Financial Officer of FIL; Company Secretary of
                       Fidelity Investments Group of Companies
                       (U.K.).



K.C. Lee               Director of FIIA and Fidelity Investments
                       Management (Hong Kong) Limited.



Peter Phillips         Director of FIIA and Fidelity Investments
                       Management (Hong Kong) Limited.



Terrence V. Richards   Assistant Secretary of FIIA.



David J. Saul          President and Director of FIIA; Director of
                       Fidelity International Limited; and numerous companies and funds in the FIL group.


(5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
      26 Lovat Lane, London, EC3R 8LL, England
 The directors and officers of Fidelity International Investment
Advisors (U.K.) Limited (FIIA (U.K.) L) have held, during the past two fiscal years, the following positions of a substantial nature.
Anthony J. Bolton   Director of FIIA (U.K.) L, FIIA, FIML (U.K.),
                    FISL (U.K.), and Fidelity Investments
                    International.



Pamela Edwards      Director of FIIA (U.K.) L, FISL (U.K.), and FII;
                    Director of Legal Services for Europe.



Simon Haslam        Director of FIIA, FISL (U.K.), and FII; Chief
                    Financial Officer of FIL (U.K.); Company
                    Secretary of Fidelity Investments Group of
                    Companies (U.K.).



Sally Walden        Director of FIIA (U.K.) L and FISL (U.K.).



Sally Williams      Assistant Company Secretary of Fidelity
                    International Group of Companies (U.K.).



Emma Barratt        Assistant Company Secretary of Fidelity
                    International Group of Companies (U.K.).

(6)  FIDELITY INVESTMENTS JAPAN LIMITED
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 The directors and officers of Fidelity Investments Japan Limited
(FIJ) have held, during the past two fiscal years, the following positions of a substantial nature.
Edward C. Johnson 3d   Chairman of the Board and Representative
                       Director of FIJ; Chairman of the Board and Director of FMR (Far East) Inc., FMR, FMR
                       Corp., FMR (U.K.) Inc., and FMR Texas Inc.;
                       Chairman of the Executive Committee of FMR;
                       President and Chief Executive Officer of FMR
                       Corp.; President and Trustee of funds advised by FMR.



Yasuo Kuramoto         Vice Chairman, Representative Director of FIJ.



Billy Wilder           President and Representative Director of FIJ;
                       Vice President of FMR (Far East) Inc.



Simon Fraser           Director and Chief Investment Officer of FIJ.



Simon Haslam           Director of FIJ; Chief Financial Officer of
                       Fidelity International Limited.



Nobuhide Kamiyama      Director and General Manager of Planning and
                       Marketing of FIJ.



Noboru Kawai           Director and General Manager of
                       Administration of FIJ.



Lawrence Repeta        Director and General Manager of Information
                       Systems and Trading of FIJ.



Hiroshi Yamashita      Managing Director and Portfolio Manager of
                       FIJ.



Item 29. Principal Underwriters.
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None

Martha B. Willis       President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records.

 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian: Brown Brothers Harriman & Co., 40 Water Street, Boston, MA. or The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, N.Y.
Item 31. Management Services.
 Not Applicable.
Item 32. Undertakings
  The Registrant undertakes, so long as the Staff of the Securities and Exchange Commission continues to require such an undertaking in the registration statement for a new portfolio, to file a Post-Effective Amendment, using financial statements from Fidelity Advisor International Capital Appreciation Fund, which need not be certified, within six months of the fund's effectiveness, unless permitted by the SEC to extend this period.
  The Registrant undertakes for Fidelity Advisor Strategic Opportunities Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor International Capital Appreciation Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2) of the 1934 Act, whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
 The Registrant, on behalf of Fidelity Advisor Strategic Opportunities Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor International Capital Appreciation Fund provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders. SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 47 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 19th day of December 1997.
      FIDELITY ADVISOR SERIES VIII
      By /s/Edward C. Johnson 3d(dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       (Signature)                (Title)                         (Date)

/s/Edward C. Johnson 3d(dagger)   President and Trustee           December 19, 1997

Edward C. Johnson 3d              (Principal Executive Officer)



/s/Richard A. Silver              Treasurer                       December 19, 1997

Richard A. Silver



/s/Robert C. Pozen                Trustee                         December 19, 1997

Robert C. Pozen



/s/Ralph F. Cox*                  Trustee                         December 19, 1997

Ralph F. Cox



/s/Phyllis Burke Davis*           Trustee                         December 19, 1997

Phyllis Burke Davis



/s/Robert M. Gates**              Trustee                         December 19, 1997

Robert M. Gates



/s/E. Bradley Jones*              Trustee                         December 19, 1997

E. Bradley Jones



/s/Donald J. Kirk*                Trustee                         December 19, 1997

Donald J. Kirk



/s/Peter S. Lynch*                Trustee                         December 19, 1997

Peter S. Lynch



/s/Marvin L. Mann*                Trustee                         December 19, 1997

Marvin L. Mann



/s/William O. McCoy*              Trustee                         December 19, 1997

William O. McCoy



/s/Gerald C. McDonough*           Trustee                         December 19, 1997

Gerald C. McDonough



/s/Thomas R. Williams*            Trustee                         December 19, 1997

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates